As filed with the Securities and Exchange Commission on June 4th, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22486

GPS Funds II

(Exact name of registrant as specified in charter)

2300 Contra Costa Boulevard, Suite 600
Pleasant Hill, CA 94523-3967

(Address of principal executive offices) (Zip code)

Starr E. Frohlich
Genworth Financial Wealth Management, Inc.
2300 Contra Costa Boulevard, Suite 600
Pleasant Hill, CA 94523-3967

(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2012

Date of reporting period: April 1, 2011 through March 31, 2012

Item 1. Reports to Stockholders.

GuideMarkSM Funds
GuidePathSM Funds

Investment Advisor
Genworth Financial Wealth Management, Inc.

ANNUAL REPORT

March 31, 2012

GUIDEMARKSM LARGE CAP GROWTH FUND

GUIDEMARKSM LARGE CAP VALUE FUND

GUIDEMARKSM SMALL/MID CAP CORE FUND

GUIDEMARKSM WORLD EX-US FUND

GUIDEMARKSM OPPORTUNISTIC EQUITY FUND

GUIDEMARKSM GLOBAL REAL RETURN FUND

GUIDEMARKSM CORE FIXED INCOME FUND

GUIDEMARKSM TAX-EXEMPT FIXED INCOME FUND

GUIDEMARKSM OPPORTUNISTIC FIXED INCOME FUND

GUIDEPATHSM STRATEGIC ASSET ALLOCATION FUND

GUIDEPATHSM TACTICAL CONSTRAINEDSM ASSET ALLOCATION FUND

GUIDEPATHSM TACTICAL UNCONSTRAINEDSM ASSET ALLOCATION FUND

GUIDEPATHSM ABSOLUTE RETURN ASSET ALLOCATION FUND

May 25, 2012

Dear Shareholder:

Enclosed is the Annual Report of the GuideMarkSM and GuidePathSM Funds covering the period from April 1, 2011 through March 31, 2012.

Market Review

Over the past 12 months, equity markets experienced a tumultuous ride through the end of September before giving way to optimism and risk taking. For the six months ended September 30, 2011, the S&P 500 Index returned -13.75%1 before rebounding strongly in the subsequent six months with a return of 25.89%. The resulting one-year return through March 31, 2012 was 8.54%.

During 2011, companies were positioned relatively strongly, having both built up significant cash balances and restructured costs to improve operating leverage. Rather than reflecting weakness at the company level, market volatility was driven by a number of macro events that can be traced back to the March tsunami and earthquake in Japan, which sparked concerns regarding the supply chain and general production. And while the US debt ceiling and downgrade of US debt also made headlines as the year unfolded, the resurgence of the European debt crisis was the tipping point for the downward change in market direction. The US stock market dropped precipitously beginning in July as concern about Europe led investors to seek the safety of US Treasuries in the late summer and early fall. Historically high levels of volatility continued through September.

Then, beginning October 3, the markets saw a rapid rebound with risk appetite taking off and fundamentals starting to be rewarded once again. However, it wasn’t all smooth sailing, as the last calendar quarter of 2011 also saw the market hesitate at points in time and pull back a little due to over-optimism before continuing to move upward with generally more positive economic reports. The labor market continued to improve as employers added more jobs and the unemployment rate steadily declined to 8.3% as of March 2012. Moreover, stocks generally responded favorably to the Federal Reserve’s comments and stance to keep interest rates at their current low levels through late 2014. Despite this more positive view on the economy overall, the Federal Reserve noted that the unemployment rate still stood at an “elevated” level, while risks remained in the global financial markets.

International stocks had a similar experience to that of US equities, but with a greater downswing and a more muted upswing leading to an overall negative return of -6.75% for the MSCI All Country World Index (ACWI) ex-US for the 12 months ended March 31, 2012. The MSCI All Country World Index (ACWI) ex-US returned -19.45% for the six months ended September 30, 2011, followed by a six-month return of 15.55% through the end of March 2012. The European region was a large driver of ongoing concerns globally about sovereign debt, Greek default and contagion effects into other southern European countries. Additionally, emerging markets faced higher inflation and slowing growth leading to weakness in the key markets of China, Russia and India. Emerging market central banks took policy action to curtail the high level of inflation, and the European Central Bank provided liquidity to European banks, alleviating the immediate concerns regarding the potential for a renewed financial crisis. While these risks have receded somewhat, slowing growth in both developed and emerging markets and austerity measures across a number of European countries suggest that some longer-term challenges remain.

Real estate, commodities and natural resources—similar to equities—all saw negative returns for the first six months of the reporting period due to flight-to-quality pressures, a potential real estate bust in China and slowing economic growth. Real estate, as represented by the FTSE NAREIT All Equity Index, rose by 27.35% in the subsequent six months helped by higher demand for apartment units and investor appetite for higher yields. For the full 12-month period the FTSE REITs Index rose 11.29%. Commodities didn’t see the same level of rebound, with the Dow Jones-UBS Commodity Index providing a 1.23% return for the six months ended March 2012, and a 12-month return of -16.28%. The same held true for global natural resources, as the S&P Global Natural Resources Index delivered a return of 15.47% for the six months ended March 2012, and a 12-month return of -14.33%. The slowing of growth in emerging markets, and in China in particular, coincided with a lower demand for base metals and materials at the end of 2011 and more recently. At the same time, concerns over Iran’s weapons program drove oil prices higher, as natural gas prices dropped to historic lows on oversupply issues.

The fixed income markets saw a different pattern in returns, with strength being seen in the first half of the 12-month period. While the latter half of the reporting period saw positive returns, they were much lower than for the first half. The Barclays US Aggregate Bond Index garnered a return of 7.71% for the 12 months ended March 31, 2012, but it was frontloaded with a return of 6.26% recorded for the first six-month period. Investors favored the risk-off trade as growing concerns about the financial crisis in Europe and panic set into the market, seeking the perceived safety of US Treasuries and government-related securities, which together comprise over 50% of the index. But following the equity market low established on October 3, performance cooled in the bond markets and the Barclays US Aggregate Bond Index returned 1.43% over the six months ended March 31, 2012.

The Barclays US Treasury US TIPS Index ended the 12-month period with an impressive return of 12.20%. Much of this return was achieved during the first six months when investors sought the safety of US government securities. However, concerns about potential inflation with rising commodity prices also led to a positive return of 3.57% for the six months ended March 2012. As was the case with equity markets, international fixed income markets saw weaker returns. The Barclays Multiverse Index, which is inclusive of all fixed income markets including the US, returned 5.28% for the 12 months ended March 2012, with the majority of the return coming in the first six-month period when the index returned 3.72%. A key reason for the better relative returns in the US was the strength of the US dollar against most other currencies. While experiencing some weakness for the six months ended March 2012, the strength of the dollar during the summer of 2011-due to the flight to safety—softened the returns from international markets.

The municipal markets saw similar trends to those of the US taxable bond markets, with a stronger first six months than second. The Barclays Municipal Bond Index returned 12.07% for the full 12 months with the first six months providing a return of 7.49%. Despite concerns about state and local government budgets, limited issuance in the municipal market and growing demand boosted the returns in this market. Issuance increased in the latter part of 2011 and, with lower demand as investor risk appetite increased, the returns for the municipal market slowed and the Barclays Municipal Bond Index returned 3.91% for the second six-month period.

GuideMark and GuidePath Fund Review

In addition to the headwinds of a risk-off environment where macro events and political announcements drove the markets rather than company fundamentals, the sub-advisors in the GuideMark Funds also confronted unusually high levels of correlation between and within markets, little dispersion between individual security returns, and extreme volatility. This exceptional environment was not conducive to active management. Not surprisingly, Standard and Poor’s reported in its SPIVA US Scorecard Year-End 2011 (www.standardandpoors.com) that an unusually high 84% of actively managed domestic equity funds underperformed the broad US market as measured by the S&P Composite 1500 Index in 2011. However, as the market established a low on October 3 and macro concerns receded, correlations and volatility declined to more normal levels and strong company fundamentals were again rewarded.

As could be expected in the difficult environment for active managers during the first half of the reporting period, many of the GuideMark Funds lagged their benchmarks. However, for the six months ended March 31, 2012 nearly all of the GuideMark Funds outperformed their benchmarks as effective security selection became a strong driver of positive returns.

The GuidePath Funds also experienced some challenges over the past year with the strength of the US markets relative to international markets. The globally based mandates of the GuidePath Funds put them at a disadvantage when compared solely to a US-based Index. However, when compared to globally based indices, the Funds’ performance was more in line with expectations.

Looking Ahead

As we look ahead, we foresee a reasonable possibility that there may be a consolidation period for stocks. Previous cyclical bull market rallies have often been accompanied by pullbacks between six and nine months following a market upturn, and we feel that there are some indications that this could repeat. Given some elevated earnings targets, we anticipate that it is possible companies could guide expectations lower for the second half of the year in the near term, which could contribute to a correction. However, should there be a correction, we believe that it could eventually build strength for a longer-term bull market cycle, particularly if companies are able to deliver earnings-per-share growth—helped by some resilience in margins and share repurchases.

Whether the market rallies or experiences a correction, we continue to believe that a balanced approach to portfolio construction will allow you to not only benefit from positive market returns but, more importantly, allow you to limit the losses in falling markets.

Please contact your financial advisor to discuss any questions about your investment strategy or changes in your financial goals. We thank you for including the Funds in your portfolio and appreciate the trust you have placed in us.

Sincerely,

Carrie E. Hansen
President of the Funds

The Genworth Financial Wealth Management platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

Genworth Financial Wealth Management, Inc. is an investment advisor registered with the Securities and Exchange Commission. Genworth Financial Wealth Management and Capital Brokerage Corporation are wholly owned subsidiaries of Genworth Financial, Inc.

Index Definitions

Barclays US Aggregate Bond Index: a broad-based index that measures the investment grade, US dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed rate and hybrid ARM pass-throughs), ABSs, and CMBs.

Barclays Multiverse Index: provides a broad-based measure of the global fixed-income bond market. The index represents the union of the Barclays Global Aggregate Bond Index and the Barclays Global High-Yield Index and captures investment grade and high yield securities in all eligible currencies.

Barclays US TIPS Index: includes all publicly issued, US Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays Municipal Bond Index: an index that measures the performance of investment-grade, fixed-rate, tax-exempt bonds.

Dow Jones UBS Commodity Index: an index that is composed of futures contracts of 19 physical commodities traded on US exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME). The component weightings are also determined by several rules designed to insure diversified commodity exposure.

FTSE NAREIT All Equity REITs Index: an index of US publicly traded REITs. Equity REITs include those firms that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an equity REIT if 75% or more of its gross invested book assets are invested in real property.

MSCI All Country World ex-US Index: a free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging market countries, excluding the US.

S&P 500® Index: an index of 500 leading companies in leading industries of the US economy, capturing 75% coverage of US equities.

S&P Global Natural Resources Index: an index that includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified, liquid and investable equity exposure across three primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining.

[1]	All index returns are from Zephyr except the Barclays Multiverse and S&P Global Natural Resources, which are sourced from Morningstar.

FX2012–0522–0099/E

GuideMarkSM Large Cap Growth Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® GROWTH INDEX – An unmanaged index which measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest US Companies, based on total market capitalization, which represents approximately 98% of the investable US equity market.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Five Year	Ten Year	Since Inception[1]

GuideMarkSM Large Cap Growth Fund
Service Shares	6.21%	3.01%	2.52%	1.27%
Institutional Shares	N/A	N/A	N/A	3.49%
Russell 1000® Growth Index	11.02%	5.10%	4.28%	3.01%[2]

[1]	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

[2]

The return shown for the Russell 1000® Growth Index is from the inception date of the Service Shares. The Russell 1000® Growth Index return from the inception date of the Institutional Shares is 7.43%.

GuideMarkSM Large Cap Growth Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2012, the Fund returned 6.21%, underperforming the Russell 1000 Growth Index, which returned 11.02%.
•

The relative underperformance was primarily due to security selection, which offset the modest gain from sector positioning. A bias to cyclical securities was a detractor for much of the first six months of the period as cyclical stocks sold off as a result of growing macro concerns. However, these positions rallied strongly in the last six months of the period against a more positive economic backdrop.

•

Two of the three largest detractors were technology stocks - Oracle Corp. and Altera Corp. Oracle Corp. traded lower during the period due to fears that margins could be challenged based on lower enterprise spending. Altera Corp., a manufacturer of programmable logic devices, fell in sympathy with other semiconductor and semiconductor-related stocks that fell under pressure due to macro driven concerns.

•

A relative overweight to technology contributed to absolute returns for the period as the sector rallied in the latter months of the period. An underweight to consumer staples dampened performance as the defensive sectors, including consumer staples and utilities, rallied significantly in the first half of the period as investors favored traditional defensive stocks against a backdrop of growing macroeconomic concerns.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Apple, Inc.	8.12
2	Cisco Systems, Inc.	5.36
3	Microsoft Corp.	4.29
4	International Business Machines Corp.	3.71
5	EMC Corp.	3.63
6	Exxon Mobil Corp.	3.02
7	Altera Corp.	2.10
8	UnitedHealth Group, Inc.	2.00
9	Caterpillar, Inc.	1.98
10	The Coca-Cola Company	1.93

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

GuideMarkSM Large Cap Value Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® VALUE INDEX – An unmanaged index which measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest US Companies, based on total market capitalization, which represents approximately 98% of the investable US equity market.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Five Year	Ten Year	Since Inception[1]

GuideMarkSM Large Cap Value Fund
Service Shares	2.87%	-4.08%	1.36%	1.58%
Institutional Shares	N/A	N/A	N/A	0.70%
Russell 1000® Value Index	4.79%	-0.81%	4.58%	4.20%[2]

[1]	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

[2]	The return shown for the Russell 1000® Value Index is from the inception date of the Service Shares. The Russell 1000® Value Index return from the inception date of the Institutional Shares is 2.07%.

GuideMarkSM Large Cap Value Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2012, the Fund returned 2.87%, underperforming the Russell 1000 Value Index, which returned 4.79%.

•

Sector positioning and fundamental factors were the key detractors to performance, while security selection proved beneficial over the period. Relative to its benchmark, the Fund had a modestly lower average market capitalization and exposure to higher momentum securities and securities with higher relative volatility, which detracted from returns.

•

Underweight exposure to utilities detracted from performance as the sector rallied in the first half of the period. This was due to investors chasing more defensive equity stocks with higher yields as the growing macroeconomic concerns led to a more defensive market environment. Overweight exposure to technology also dampened performance for the full period but benefited the Fund in the latter half of the period.

•

Owning Goodrich Corp., an industrial stock that was acquired by United Technologies at a premium, was the largest contributor. Three consumer credit related companies - Discover Financial Services, American Express Co, and Capital One Financial Corp. - benefited from an improving consumer credit outlook and lifted returns.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Capital One Financial Corp.	3.27
2	Stanley Black & Decker, Inc.	3.08
3	SLM Corp.	2.31
4	Philip Morris International, Inc.	2.01
5	PNC Financial Services Group, Inc.	1.99
6	UnitedHealth Group, Inc.	1.92
7	BP Plc	1.70
8	JPMorgan Chase & Co.	1.68
9	Pfizer, Inc.	1.67
10	American Express Co.	1.60

GuideMarkSM Small/Mid Cap Core Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 2500 INDEX – Measures the performance of the small- to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 2500 Index includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Five Year	Ten Year	Since Inception[1]

GuideMarkSM Small/Mid Cap Core Fund
Service Shares	-0.95%	0.33%	4.70%	5.28%
Institutional Shares	N/A	N/A	N/A	-3.59%
Russell 2500 Index	1.33%	3.03%	7.49%	7.06%[2]

[1]	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

[2]	The return shown for the Russell 2500 Index is from the inception date of the Service Shares. The Russell 2500 Index return from the inception date of the Institutional Shares is -1.51%.

GuideMarkSM Small/Mid Cap Core Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2012, the Fund returned -0.95%, underperforming the Russell 2500 Index, which returned 1.33%.

•

Sector positioning was the primary driver of the relative underperformance for the period with, fundamental factors also detracting from returns while security selection proved beneficial. Exposure to securities with higher volatility and higher price-to-earnings ratios realtive to the index dampened performance for the period.

•

Underweight exposure to financials was the largest drag on returns as some of the smaller financial stocks performed relatively better versus the larger cap money center banks over the period. Additionally exposure to MF Global Holdings Ltd. within financials was the largest detractor at a security level for the period.

•

The top three holdings that contributed to returns were all acquition targets that were acquired at a premium. Pharmasset, Inc., a biotechnology company that was testing a promising new hepatitis-C drug, was acquired by Gilead Sciences, Inc. Petrohawk Energy Corp., an independent oil and gas company, was acquired by BHP Billiton Plc and Delphi Financial Group, Inc. was acquired by Tokio Marine Holdings, a large Japanese insurance company.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Douglas Emmett, Inc.	2.29
2	Post Properties, Inc.	2.09
3	Reinsurance Group of America	2.08
4	AMETEK, Inc.	1.88
5	IBERIABANK Corp.	1.77
6	Carlisle Companies, Inc.	1.68
7	KBR, Inc.	1.68
8	American Campus Communities, Inc.	1.62
9	DFC Global Corp.	1.54
10	Invesco Ltd.	1.54

GuideMarkSM World ex-US Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI ALL COUNTRY WORLD EX-US INDEX – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It consists of country indices comprising of developed and emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Five Year	Ten Year	Since Inception[1]

GuideMarkSM World ex-US Fund
Service Shares	-8.92%	-8.11%	2.57%	1.73%
Institutional Shares	N/A	N/A	N/A	-12.34%
MSCI All Country World ex-US Index	-6.75%	-1.11%	7.74%	6.59%[2]

[1]	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

[2]

The return shown for the MSCI All Country World ex-US Index is from the inception date of the Service Shares. The MSCI All Country World ex-US Index return from the inception date of the Institutional Shares is -11.15%.

GuideMarkSM World ex-US Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2012, the Fund returned -8.92%, underperforming the MSCI ACWI ex-US Index, which returned -6.75%.

•

Fundamental factor exposrue and security selection were the main detractors to performance while sector and and regional exposures proved beneficial. Exposure to securities with higher volatlity, smaller market capitalizations and higher price-to-book ratios negatively impacted returns.

•

Exposure to the PowerShares India Portfolio ETF was the biggest detractor within security selection due to weakness in the early part of the period. Owning BG Group Plc, an integrated natural gas company, was also a large detractor over the period as natural gas stocks traded lower based on pricing concerns.

•

Although security selection within energy was mixed, an underweight to the sector contributed to returns. An overweight to consumer discretionary was also additive to returns benefiting from owning European automakers including Volkswagen AG that saw significant demand for its Audi line of cars from China.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Nestle SA	1.86
2	PowerShares India Portfolio	1.78
3	Roche Holding AG	1.29
4	Royal Dutch Shell Plc	1.25
5	Samsung Electronics Co. Ltd.	1.20
6	British American Tobacco Plc	1.05
7	Vodafone Group Plc	1.03
8	Sanofi-Aventis SA	1.02
9	Novo Nordisk A/S	0.95
10	BP Plc	0.91

GuideMarkSM Opportunistic Equity Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 3000® INDEX – Measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market.

CUMULATIVE TOTAL RETURN (for the period ended March 31)

Since Inception[1]

GuideMarkSM Opportunistic Equity Fund
Service Shares	-1.40%
Institutional Shares	-2.94%
Russell 3000® Index	6.64%[2]

[1]	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

[2]	The return shown for the Russell 3000® Index is from the inception date of the Service Shares. The Russell 3000® Index return from the inception date of the Institutional Shares is 4.09%.

GuideMarkSM Opportunistic Equity Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	Since inception through the end of March 2012, the Fund returned -1.40%, underperforming the Russell 3000 Index, which returned 6.64%.

•

An overweight exposure to economically sensitive sectors in addition to exposure to securities with higher relative volatility, higher price-to-earnings ratios and smaller market capitalizations were the primary drivers of the lagging returns. The more defensive market environment in the first half of the period led to flight to safety and sell off within higher risk securities.

•

A bias to cyclical stocks levered to an improving economy detracted from performance as these economically sensitive stocks sold off due to broader macroeconomic concerns in the first half of the period. While the market recovered in the second half of the period and economically sensitive stocks rebounded on more positive macroeconomic views, it was not enough to offset the relative underperformance generated in the earlier months of the period.

•

Exposure to securities with commodities exposure negatively impacted performance. Owning Apache Corp, an oil and gas exploration and production company, dampened returns as it traded lower on concerns of continued pricing pressure. Newmont Mining Corp continued to lag due to fears of rising production costs.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Devon Energy Corp.	2.38
2	Apple, Inc.	2.26
3	United Technologies Corp.	2.15
4	Wells Fargo & Co.	1.69
5	Sysco Corp.	1.58
6	General Electric Co.	1.58
7	Conagra Foods, Inc.	1.57
8	Prudential Financial, Inc.	1.57
9	Apache Corp.	1.56
10	Newmont Mining Corp.	1.53

GuideMarkSM Global Real Return Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS CAPITAL US TIPS INDEX – Includes all publicly-issued, US Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

GLOBAL REAL RETURN BLENDED INDEX – A weighted combination of 20% of the total return from the Dow Jones-UBS Commodities Index, 35% of the total return from the S&P Natural Resources North American Index, 20% of the total return from the Dow Jones Global Select RESI Index and 25% of the total return from the Barclays Global Inflation Linked Bond Index. Returns are weighted on a 20/35/20/25 basis for each historical month and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Blended Index.

CUMULATIVE TOTAL RETURN (for the period ended March 31)

Since Inception[1]

GuideMarkSM Global Real Return Fund
Service Shares	-5.09%
Institutional Shares	-7.48%
Barclays Capital US TIPS Index	11.80%[2]
Global Real Return Blended Index	-4.91%[3]

[1]	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

[2]

The return shown for the Barclays Capital US TIPS Index is from the inception date of the Service Shares. The Barclays Capital US TIPS Index return from the inception date of the Institutional Shares is 9.45%.

[3]

The return shown for the Global Real Return Blended Index is from the inception date of the Service Shares. The Global Real Return Blended Index return from the inception date of the Institutional Shares is -7.68%.

GuideMarkSM Global Real Return Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•

Since inception through the end of March 2012, the Fund returned -5.09%, underperforming the Barclays Capital US TIPS Index, which returned 11.80%. The Fund was more in line with the blended benchmark of 20% Dow Jones-UBS Commodities Index, 35% S&P North American Natural Resources Sector Index, 20% Dow Jones Global Select RESI Index, and 25% Barclays Global Inflation Linked Bonds Index, which returned -4.91%.

•

The Fund’s relative underperformance for the period was primarily due to its exposure to real asset classes outside of the TIPS index, including commodities and natural resources in the earlier months of the period.

•

The relative return in the first half of the period underscores the “risk-off” trade that occurred as investors fled to US Treasuries and other defensive assets like gold. The underweight to TIPS and exposure to real assets including commodities, natural resources and REITs benefited relative returns during the latter part of the period.

•	Underweight exposure to US TIPS combined with exposure to the gold miners largely contributed to the underperformance of the Fund versus its blended benchmark over the period.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR S&P Global Natural Resources ETF	22.89
2	PowerShares DB Commodity Index Tracking Fund	14.81
3	SPDR Dow Jones International Real Estate ETF	12.00
4	SPDR Barclays Capital TIPS ETF	11.70
5	SPDR Dow Jones REIT ETF	10.21
6	SPDR DB International Government Inflation-Protected Bond ETF	9.11
7	Energy Select Sector SPDR Fund	4.90
8	PowerShares Global Agriculture ETF	3.62
9	SPDR Metals and Mining ETF	3.50
10	PowerShares DB Gold Fund	2.02

GuideMarkSM Core Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS CAPITAL US AGGREGATE BOND INDEX – A broad-based benchmark that measures the investment-grade, US dollar-denominated fixed-rate taxable bond market, including US Treasuries, government-related and corporate debt securities, and mortgage- and asset-backed securities. All securities contained in the Barclays Capital US Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Five Year	Ten Year	Since Inception[1]

GuideMarkSM Core Fixed Income Fund
Service Shares	6.35%	5.12%	5.00%	5.01%
Institutional Shares	N/A	N/A	N/A	5.56%
Barclays Capital US Aggregate Bond Index	7.71%	6.25%	5.80%	5.84%[2]

[1]	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

[2]

The return shown for the Barclays Capital US Aggregate Bond Index is from the inception date of the Service Shares. The Barclays Capital US Aggregate Bond Index return from the inception date of the Institutional Shares is 6.36%.

GuideMarkSM Core Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2012, the Fund returned 6.35%, underperforming the Barclays Capital US Aggregate Bond Index, which returned 7.71%.

•

An overweight exposure to corporate credit and an underweight to Treasuries were the primary contributors to the unfavorable returns. Returns resulted from weakness in the first half of the period as the uncertainty over global growth rates and sovereign debt issues in the Euro-zone countries led to a flight to safety. Although risk appetites increased following the market low in October, it was not enough to offset the losses generated in the prior months.

•

Within corporate credit, an overweight exposure to financial and industrial bonds contributed negatively as these bonds trailed for much of the period. Financial companies traded lower due largely to the European debt crisis while fears of a slowdown in China’s growth rate caused concern for industrial companies. However, with the European Central Bank signaling a growing willingness to provide liquidity and an improving global growth outlook, both financial and industrials securities rebounded in the final months of the period.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	U.S. Treasury Note, 2.000%, 01/31/2016	3.97
2	Federal Home Loan Mortgage Corp., Pool# TBA, 4.500%, 04/15/2041	2.96
3	U.S. Treasury Note, 2.000%, 11/15/2021	2.52
4	U.S. Treasury Bond, 3.750%, 08/15/2041	2.41
5	U.S. Treasury Note, 2.000%, 02/15/2022	2.18
6	U.S. Treasury Note, 2.000%, 04/30/2016	1.85
7	U.S. Treasury Note, 0.250%, 10/31/2013	1.69
8	U.S. Treasury Note, 0.375%, 11/15/2014	1.47
9	Federal National Mortgage Association, Pool# AB0074, 5.000%, 02/01/2035	1.47
10	U.S. Treasury Note, 0.875%, 11/30/2016	1.41

GuideMarkSM Tax-Exempt Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2002. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS CAPITAL US MUNICIPAL BOND INDEX – The Barclays Capital US Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Five Year	Ten Year	Since Inception (6/29/01)

GuideMarkSM Tax-Exempt Fixed Income Fund	11.10%	4.30%	3.99%	3.90%
Barclays Capital US Municipal Bond Index	12.07%	5.42%	5.46%	5.37%

GuideMarkSM Tax-Exempt Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2012, the Fund returned 11.10%, underperforming the Barclays US Capital Municipal Index, which returned 12.07%.

•

A modest overweight exposure to BBB rated bonds dragged on returns due to weakness from lower rated credits in the first half of the period during the flight to safety. Following the market low in October, BBB and below investment grade bonds performed well in the second half of the period as investors’ risk appetite increased.

•	The total impact from duration and curve positioning was mixed for the period but the Fund’s overall duration positioning was close to the index over the entire period.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Allegheny County Hospital Development Authority, Series A, Revenue Bond, 5.000%, 09/01/2014	1.69
2	Massachusetts Health & Educational Facilities Authority, Revenue Bond, 5.500%, 07/01/2032	1.67
3	California, GO, 6.500%, 04/01/2033	1.49
4	Indiana State Finance Authority, Series A, Refunding, Revenue Bond, 5.000%, 02/01/2021	1.48
5	Henry County Public Service Authority Water & Sewer, Refunding, Revenue Bond, FSA Insured, 5.500%, 11/15/2019	1.48
6	Wisconsin, Series A, Refunding, Revenue Bond, 6.000%, 05/01/2033	1.46
7	Utah Associated Municipal Power Systems San Juan Project, Refunding, Revenue Bond, 5.500%, 06/01/2022	1.46
8	Gilroy Unified School District, GO, Assured Guaranty Insured, 6.000%, 08/01/2025	1.46
9	Salt River Project, Series A, Revenue Bond, 5.000%, 01/01/2021	1.43
10	Connecticut Health & Educational Facilities Authority, Series A, Refunding Bond, 5.000%, 07/01/2025	1.43

GuideMarkSM Opportunistic Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS CAPITAL MULTIVERSE INDEX – The Barclays Capital Multiverse Index is a broad-based index that provides a measure of the global fixed income market.

CUMULATIVE TOTAL RETURN (for the period ended March 31)

Since Inception[1]

GuideMarkSM Opportunistic Fixed Income Fund
Service Shares	0.56%
Institutional Shares	0.29%
Barclays Capital Multiverse Index	5.72%[2]

[1]	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

[2]

The return shown for the Barclays Capital Multiverse Index is from the inception date of the Service Shares. The Barclays Capital Multiverse Index return from the inception date of the Institutional Shares is 2.14%.

GuideMarkSM Opportunistic Fixed Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	Since inception through the end of March 2012, the Fund returned 0.56%, underperforming the Barclays Capital Multiverse Index, which returned 5.72%.

•

An underweight to US Treasuries, an overweight to credit and a bias to non-US currencies were the three primary drivers of the lagging returns. However, these positions were strong drivers of return in the latter months of the period.

•

Exposure to corporate credit, particularly lower rated corporate bonds, detracted from performance in the first half of the period. Investors fled to safety and favored Treasuries as fears rose over European sovereign debt and a deteriorating global economic outlook. Although the appetite for risk rallied in the second half of the period, lifting returns, it was not enough to offset the underperformance experienced in the first half of the period.

•

Relative overweight exposure to emerging market currencies, both Asian and Latin American, was a detractor to returns in the first part of the period. Investors traded out of higher volatility currencies in favor of the US dollar due to broader macroeconomic concerns and the increasing crisis in Europe. Continuing to see value in the currency positions there was little change in exposures and they benefited returns in the second half of the period.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Republic of Korea, 3.000%, 12/10/2013	6.52
2	Malaysia Government Bond, 3.718%, 06/15/2012	4.18
3	Poland Government Bond, 0.000%, 01/25/2013	2.27
4	Mexican Bonos, 8.000%, 12/19/2013	2.04
5	Republic of Indonesia, 12.500%, 03/15/2013	1.90
6	Canadian Government Bond, 1.750%, 03/01/2013	1.87
7	Petroleos de Venezuela SA, 4.900%, 10/29/2014	1.85
8	Queensland Treasury Corp., 6.000%, 08/21/2013	1.75
9	New South Wales Treasury Corp., 5.500%, 08/01/2013	1.66
10	Mexican Bonos, 6.000%, 06/18/2015	1.11

GuidePathSM Strategic Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® INDEX – Focuses on the large-cap segment of the US equities market. It includes 500 leading companies in leading industries of the US economy, capturing approximately 75% coverage of US equities.

MSCI ALL COUNTRY WORLD INDEX – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

CUMULATIVE TOTAL RETURN (for the period ended March 31)

Since Inception (4/29/11)

GuidePathSM Strategic Asset Allocation Fund	-4.30%
S&P 500® Index	5.42%
MSCI All Country World Index	-4.17%

GuidePathSM Strategic Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•

Since inception to the period ended March 2012, the Fund returned -4.30% underperforming the S&P 500 Index, which returned 5.42%. The Fund marginally trailed the MSCI ACWI Index, which returned -4.17%.

•

Exposure to international equities was the largest driver of underperformance to the S&P 500 as the international markets experienced strong losses in the face of the European debt crisis, and in particular the uncertain outcome of Greece’s national debt. The strengthening of the US dollar also dampened returns from the international markets. However, relative to the global indices, performance was in line.

•

Exposure to real return assets negatively impacted performance over the period as positions in global natural resources and commodities fell significantly as investors’ shifted to other asset classes; initially defensively into US Treasuries and gold, and eventually into broad US equities as market sentiment improved. Fears of a slowdown in China further hurt performance in these asset classes as expectations for demand were cut back.

•

Exposure to large cap equities proved beneficial, however use of active managers dampened returns as they faced headwinds from the macro environment. Overweight exposure to the pro-cyclical sectors of financials, industrials and energy was a drag on returns as the debt crisis and global economic concerns placed downward pressure on stocks within these sectors.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	GuideMarkSM World ex-US Fund – Institutional Shares	16.63
2	Vanguard FTSE All-World ex-US Index Fund	16.28
3	SPDR S&P 500 ETF Trust	15.33
4	GuideMarkSM Small/Mid Cap Core Fund – Institutional Shares	9.30
5	GuideMarkSM Large Cap Value Fund – Institutional Shares	8.07
6	GuideMarkSM Opportunistic Equity Fund – Institutional Shares	7.99
7	GuideMarkSM Large Cap Growth Fund – Institutional Shares	7.77
8	GuideMarkSM Global Real Return Fund – Institutional Shares	4.77
9	Vanguard Small-Cap Growth ETF	2.58
10	iShares MSCI Canada Index Fund	2.13

GuidePathSM Tactical Constrained Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® INDEX – Focuses on the large-cap segment of the US equities market. It includes 500 leading companies in leading industries of the US economy, capturing approximately 75% coverage of US equities.

TACTICAL CONSTRAINED BLENDED BENCHMARK – A weighted combination of 75% of the total return from the MSCI All Country World Index with 25% of the total return from the Barclays Capital US Aggregate Bond Index. Returns are weighted on a 75/25 basis for each historical month and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Blended Index.

CUMULATIVE TOTAL RETURN (for the period ended March 31)

Since Inception (4/29/11)

GuidePathSM Tactical Constrained Asset
Allocation Fund	-1.43%
S&P 500® Index	5.42%
Tactical Constrained Blended Index	-1.29%

GuidePathSM Tactical Constrained Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•

Since inception to the period ended March 2012, the Fund returned -1.43% underperforming the S&P 500 Index, which returned 5.42%. The fund outperformed the MSCI ACWI Index, which returned -4.17% and kept pace with the blended benchmark of 75% MSCI ACWI Index and 25% Barclays Capital US Aggregate Index, which returned -1.29%.

•

Exposure to international equities was the largest driver of underperformance to the S&P 500 as the international markets experienced strong losses in the face of the European debt crisis, and in particular the uncertain outcome of Greece’s national debt. The strengthening of the US dollar also dampened returns from the international markets. However relative to the global indices, performance was in line.

•

While exposure to fixed income generally proved beneficial over the year, an emphasis towards credit had mixed results. Over the summer of 2011 the exposure detracted from returns as the flight to safety took hold sending the treasury markets higher while from the market low in October 2011 through March 2012, the exposure strongly benefited as investors’ risk appetite returned.

•

Exposure to large cap equities proved beneficial, however use of active managers dampened returns as they faced headwinds from the macro environment. Overweight exposure to the pro-cyclical sectors of financials, industrials and energy was a drag on returns as the debt crisis and global economic concerns placed downward pressure on stocks within these sectors.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR S&P 500 ETF Trust	16.23
2	GuideMarkSM Opportunistic Equity Fund – Institutional Shares	11.14
3	GuideMarkSM Large Cap Growth Fund – Institutional Shares	8.20
4	GuideMarkSM Large Cap Value Fund – Institutional Shares	8.16
5	GuideMarkSM World ex-US Fund – Institutional Shares	7.75
6	Vanguard FTSE All-World ex-US Index Fund	7.69
7	GuideMarkSM Core Fixed Income Fund – Institutional Shares	6.98
8	GuideMarkSM Opportunistic Fixed Income Fund – Institutional Shares	6.58
9	GuideMarkSM Small/Mid Cap Core Fund – Institutional Shares	4.25
10	Vanguard MSCI Emerging Markets ETF	2.99

GuidePathSM Tactical Unconstrained Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® INDEX – Focuses on the large-cap segment of the US equities market. It includes 500 leading companies in leading industries of the US economy, capturing approximately 75% coverage of US equities.

TACTICAL UNCONSTRAINED BLENDED INDEX – A weighted combination of 90% of the total return from the MSCI All Country World Index with 10% of the total return from the Barclays Capital Multiverse Index. Returns are weighted on a 90/10 basis for each historical month and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Blended Index.

CUMULATIVE TOTAL RETURN (for the period ended March 31)

Since Inception (4/29/11)

GuidePathSM Tactical Unconstrained Asset
Allocation Fund	-4.09%
S&P 500® Index	5.42%
Tactical Unconstrained Blended Index	-3.44%

GuidePathSM Tactical Unconstrained Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•

Since inception to the period ended March 2012, the Fund returned -4.09% underperforming the S&P 500 Index, which returned 5.42%. The fund kept pace with the MSCI ACWI Index, which returned -4.17% and trailed the blended benchmark of 90% MSCI ACWI Index and 10% Barclays Multiverse Index, which returned -3.44%.

•

The biggest underperformance in the fund relative to the S&P 500 came from exposure to 1-3 Month T-Bills as the markets posted postive gains amid a period of high volatility. Positioning in the Stadion Managed Portfolio Trust dampened returns as the volatile market and rotating market leadership led to cash exposures being held amidst the short-term market rallies.

•

While exposure to fixed income generally proved beneficial over the year, an emphasis towards credit had mixed results. Over the summer of 2011 the exposure detracted from returns as the flight to safety took hold sending the treasury markets higher while from the market low in October 2011 through March 2012, the exposure strongly benefited as investors’ risk appetite returned.

•

Exposure to large cap equities proved beneficial, however use of active managers dampened returns as they faced headwinds from the macro environment. Overweight exposure to the pro-cyclical sectors of financials, industrials and energy was a drag on returns as the debt crisis and global economic concerns placed downward pressure on stocks within these sectors.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR S&P 500 ETF Trust	18.15
2	GuideMarkSM Opportunistic Equity Fund – Institutional Shares	10.15
3	Stadion Managed Portfolio Trust – Institutional Shares	9.66
4	GuideMarkSM Large Cap Value Fund – Institutional Shares	8.85
5	GuideMarkSM Small/Mid Cap Core Fund – Institutional Shares	5.72
6	Eaton Vance Global Macro Absolute Return Fund – Institutional Shares	5.67
7	GuideMarkSM Opportunistic Fixed Income Fund Institutional Shares	5.36
8	PowerShares QQQ Trust, Series 1	4.75
9	GuideMarkSM Large Cap Growth Fund – Institutional Shares	4.53
10	SPDR Barclays Capital High Yield Bond ETF	4.40

GuidePathSM Absolute Return Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

CITIGROUP 3-MONTH TREASURY BILL INDEX – Tracks the performance of US Treasury Bills with a remaining maturity of three months.

CUMULATIVE TOTAL RETURN (for the period ended March 31)

Since Inception (4/29/11)

GuidePathSM Absolute Return Asset Allocation Fund	1.01%
Citigroup 3-Month Treasury Bill Index	0.04%

GuidePathSM Absolute Return Asset Allocation Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the period since the Fund commenced operations on April 29, 2011 through March 31, 2012, the Fund returned 1.01% outperforming the Citi 3-month Treasury Bill Index, which returned 0.04%.

•

Core fixed income and a position in the iPath US Treasury Flattener ETN were primary contributors to performance as long-term treasuries rallied strongly as a result of a flight to safety during most of the period and the Federal Reserve started its Operation Twist purchase program of long-term treasuries.

•

Exposure to both credit and currency combined with a position in the iPath US Treasury 10-year Bear ETN were the largest detractors to performance coming from the six months ended September 2011. The flight to safety saw treasuries rally strongly during this time. However these positions were rewarded following the market low in October 2011 as investors’ risk appetite returned.

•	Absolute return and long-short strategies added to gains as exposure to non-correlated asset classes started to see positive traction in what remained a highly volatile market environment.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Total Bond Market Index Fund	10.52
2	iShares Barclays Credit Bond Fund	10.24
3	Pioneer Strategic Income Fund – Class Y	8.94
4	GuideMarkSM Core Fixed Income Fund – Institutional Shares	8.71
5	GuideMarkSM Opportunistic Fixed Income Fund – Institutional Shares	8.00
6	iShares Barclays MBS Bond Fund	7.01
7	Eaton Vance Multi-Strategy Absolute Return Fund – Institutional Shares	6.08
8	Highbridge Statistical Market Neutral Fund – Select Shares	3.99
9	Eaton Vance Global Macro Absolute Return Fund – Institutional Shares	3.94
10	iShares Floating Rate Note	3.67

GuideMarkSM Funds & GuidePathSM Funds
EXPENSE EXAMPLE (Unaudited)
March 31, 2012

As a shareholder of the GuideMarkSM & GuidePathSM Funds (the “Funds”), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example is based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for all Funds is from October 1, 2011 to March 31, 2012.

Actual Expenses
The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

GuideMarkSM Funds & GuidePathSM Funds
EXPENSE EXAMPLE (Continued) (Unaudited)
March 31, 2012

Fund		Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Annualized Expense Ratio[1] based on the period October 1, 2011– March 31, 2012	Expenses Paid During Period[2] October 1, 2011– March 31, 2012
INSTITUTIONAL SHARES
GuideMarkSM Large Cap	Actual	$1,000.00	$1,294.50	0.93%	$5.33
Growth Fund	Hypothetical[3]	$1,000.00	$1,020.35	0.93%	$4.70
GuideMarkSM Large Cap	Actual	$1,000.00	$1,266.50	0.93%	$5.27
Value Fund	Hypothetical[3]	$1,000.00	$1,020.35	0.93%	$4.70
GuideMarkSM Small/Mid Cap	Actual	$1,000.00	$1,318.10	1.23%	$7.13
Core Fund	Hypothetical[3]	$1,000.00	$1,018.85	1.23%	$6.21
GuideMarkSM World	Actual	$1,000.00	$1,176.40	1.04%	$5.66
ex-US Fund	Hypothetical[3]	$1,000.00	$1,019.80	1.04%	$5.25
GuideMarkSM Opportunistic	Actual	$1,000.00	$1,252.80	1.04%	$5.83
Equity Fund	Hypothetical[3]	$1,000.00	$1,019.83	1.04%	$5.23
GuideMarkSM Global	Actual	$1,000.00	$1,128.90	0.91%	$4.84
Real Return Fund	Hypothetical[3]	$1,000.00	$1,020.45	0.91%	$4.60
GuideMarkSM Core	Actual	$1,000.00	$1,016.80	0.70%	$3.53
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,021.50	0.70%	$3.54
GuideMarkSM Opportunistic	Actual	$1,000.00	$1,081.20	1.05%	$5.46
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,019.75	1.05%	$5.30

[1]	The expense ratio excludes the securities lending credit.

[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

[3]	5% return before expenses.

GuideMarkSM Funds & GuidePathSM Funds
EXPENSE EXAMPLE (Continued) (Unaudited)
March 31, 2012

Fund		Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Annualized Expense Ratio[1] based on the period October 1, 2011– March 31, 2012	Expenses Paid During Period[2] October 1, 2011– March 31, 2012
SERVICE SHARES
GuideMarkSM Large Cap	Actual	$1,000.00	$1,290.80	1.51%	$8.65
Growth Fund	Hypothetical[3]	$1,000.00	$1,017.45	1.51%	$7.62
GuideMarkSM Large Cap	Actual	$1,000.00	$1,264.20	1.51%	$8.55
Value Fund	Hypothetical[3]	$1,000.00	$1,017.45	1.51%	$7.62
GuideMarkSM Small/Mid Cap	Actual	$1,000.00	$1,315.80	1.72%	$9.96
Core Fund	Hypothetical[3]	$1,000.00	$1,016.40	1.72%	$8.67
GuideMarkSM World	Actual	$1,000.00	$1,173.90	1.59%	$8.64
ex-US Fund	Hypothetical[3]	$1,000.00	$1,017.05	1.59%	$8.02
GuideMarkSM Opportunistic	Actual	$1,000.00	$1,249.70	1.62%	$9.11
Equity Fund	Hypothetical[3]	$1,000.00	$1,016.90	1.62%	$8.17
GuideMarkSM Global	Actual	$1,000.00	$1,127.10	1.47%	$7.82
Real Return Fund	Hypothetical[3]	$1,000.00	$1,017.65	1.47%	$7.41
GuideMarkSM Core	Actual	$1,000.00	$1,013.60	1.28%	$6.44
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,018.60	1.28%	$6.46
GuideMarkSM Tax-Exempt	Actual	$1,000.00	$1,039.40	1.29%	$6.58
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,018.55	1.29%	$6.51
GuideMarkSM Opportunistic	Actual	$1,000.00	$1,079.50	1.55%	$8.06
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,017.25	1.55%	$7.82
GuidePathSM Strategic	Actual	$1,000.00	$1,216.00	1.03%	$5.71
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.85	1.03%	$5.20
GuidePathSM Tactical Constrained	Actual	$1,000.00	$1,172.00	1.03%	$5.59
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.85	1.03%	$5.20
GuidePathSM Tactical Unconstrained	Actual	$1,000.00	$1,108.80	1.17%	$6.17
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.15	1.17%	$5.91
GuidePathSM Absolute Return	Actual	$1,000.00	$1,030.70	1.13%	$5.74
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.35	1.13%	$5.70

[1]	The expense ratio excludes the securities lending credit.

[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

[3]	5% return before expenses.

GuideMarkSM Large Cap Growth Fund
SCHEDULE OF INVESTMENTS
March 31, 2012

Number of Shares		Value
	COMMON STOCKS - 99.15%
	Aerospace & Defense - 2.18%
29,438	Boeing Co.	$2,189,304
35,726	Honeywell International, Inc.	2,181,072
		4,370,376
	Beverages - 1.93%
52,191	The Coca-Cola Company	3,862,656
	Biotechnology - 3.56%
53,273	Amgen, Inc.	3,622,031
3,472	Biogen Idec, Inc. (b)	437,368
23,583	Celgene Corp. (b)	1,828,154
25,244	Gilead Sciences, Inc. (b)	1,233,170
		7,120,723
	Chemicals - 0.53%
5,830	CF Industries Holdings, Inc.	1,064,849
	Communications Equipment - 8.42%
506,668	Cisco Systems, Inc.	10,716,028
11,842	F5 Networks, Inc. (b)	1,598,196
54,582	Qualcomm, Inc.	3,712,668
28,680	Riverbed Technology, Inc. (b)	805,335
		16,832,227
	Computers & Peripherals - 19.13%
27,077	Apple, Inc. (b)	16,231,849
99,659	Dell, Inc. (b)	1,654,339
242,727	EMC Corp. (b)	7,252,683
35,596	International Business Machines Corp.	7,427,105
58,250	NetApp, Inc. (b)	2,607,853
131,601	QLogic Corp. (b)	2,337,234
15,011	SanDisk Corp. (b)	744,395
		38,255,458
	Consumer Finance - 0.92%
31,689	American Express Co.	1,833,525
	Diversified Consumer Services - 0.61%
31,529	Apollo Group, Inc. (b)	1,218,281
	Energy Equipment & Services - 3.93%
7,865	Cameron International Corp. (b)	415,508
13,528	Core Laboratories NV (a)	1,779,879
33,848	Diamond Offshore Drilling, Inc. (a)	2,259,354
20,146	National-Oilwell Varco, Inc.	1,601,002
33,475	Oceaneering International, Inc.	1,803,968
		7,859,711

Number of Shares		Value
	Food & Staples Retailing - 2.06%
19,984	Costco Wholesale Corp.	$1,814,547
37,644	Wal-Mart Stores, Inc.	2,303,813
		4,118,360
	Food Products - 0.16%
6,669	Green Mountain Coffee Roasters, Inc. (a)(b)	312,376
	Health Care Equipment & Supplies - 2.19%
11,588	Edwards Lifesciences Corp. (b)	842,795
83,332	Hologic, Inc. (b)	1,795,805
3,217	Intuitive Surgical, Inc. (b)	1,742,810
		4,381,410
	Health Care Providers & Services - 3.50%
24,370	Aetna, Inc.	1,222,399
24,064	AmerisourceBergen Corp.	954,860
18,687	Cardinal Health, Inc.	805,597
68,017	UnitedHealth Group, Inc.	4,008,922
		6,991,778
	Hotels, Restaurants & Leisure - 1.88%
39,516	Starbucks Corp.	2,208,549
21,772	Yum Brands, Inc.	1,549,731
		3,758,280
	Industrial Conglomerates - 1.38%
63,280	General Electric Co.	1,270,030
26,658	Tyco International Ltd. - ADR	1,497,646
		2,767,676
	Internet & Catalog Retail - 1.47%
5,117	Amazon.com, Inc. (b)	1,036,244
2,663	Priceline.com, Inc. (b)	1,910,702
		2,946,946
	Internet Software & Services - 4.58%
80,400	eBay, Inc. (b)	2,965,956
5,413	Google, Inc. (b)	3,471,032
55,298	IAC/InterActiveCorp	2,714,579
		9,151,567
	IT Services - 0.16%
4,066	Cognizant Technology Solutions Corp. (b)	312,879
	Life Sciences Tools & Services - 2.17%
54,214	Bruker Corp. (b)	830,016
17,759	Life Technologies Corp. (b)	866,995
28,644	Waters Corp. (b)	2,654,153
		4,351,164

See notes to financial statements.

GuideMarkSM Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	Machinery - 4.67%
37,123	Caterpillar, Inc.	$3,954,342
9,929	Cummins, Inc.	1,191,877
16,909	Dover Corp.	1,064,253
16,748	Joy Global, Inc.	1,230,978
22,455	Parker Hannifin Corp.	1,898,570
		9,340,020
	Media - 2.48%
69,475	News Corp.	1,367,963
52,333	Omnicom Group, Inc.	2,650,666
405,563	Sirius XM Radio, Inc. (b)	936,851
		4,955,480
	Metals & Mining - 0.79%
11,384	Cliffs Natural Resources, Inc.	788,456
20,662	Freeport-McMoRan Copper & Gold, Inc.	785,982
		1,574,438
	Multiline Retail - 0.67%
14,157	Dollar Tree, Inc. (b)	1,337,695
	Oil & Gas - 5.43%
7,389	Anadarko Petroleum Corp.	578,854
69,547	Exxon Mobil Corp.	6,031,811
22,228	Occidental Petroleum Corp.	2,116,773
71,467	Valero Energy Corp.	1,841,705
5,002	Walter Energy, Inc.	296,168
		10,865,311
	Pharmaceuticals - 1.17%
38,361	Abbott Laboratories	2,351,146
	Semiconductor & Semiconductor Equipment - 4.47%
105,314	Altera Corp.	4,193,604
40,061	Analog Devices, Inc.	1,618,464
30,303	Intersil Corp.	339,394
15,146	KLA-Tencor Corp.	824,245
54,008	Xilinx, Inc.	1,967,511
		8,943,218
	Software - 9.03%
33,432	Autodesk, Inc. (b)	1,414,842
18,111	BMC Software, Inc. (b)	727,338
30,278	Check Point Software Technologies Ltd. - ADR (b)	1,932,948

Number of Shares		Value
	Software (Continued)
10,475	Citrix Systems, Inc. (b)	$826,582
266,021	Microsoft Corp.	8,579,177
91,433	Oracle Corp.	2,666,186
20,826	Red Hat, Inc. (b)	1,247,269
35,234	Symantec Corp. (b)	658,876
		18,053,218
	Specialty Retail - 5.81%
18,054	Bed Bath & Beyond, Inc. (b)	1,187,412
43,317	Lowe’s Companies, Inc.	1,359,287
8,549	O’Reilly Automotive, Inc. (b)	780,951
31,471	PetSmart, Inc.	1,800,771
37,627	Ross Stores, Inc.	2,186,129
13,191	Sherwin Williams Co.	1,433,466
22,009	The Buckle, Inc. (a)	1,054,231
45,602	The TJX Companies, Inc.	1,810,855
		11,613,102
	Textiles, Apparel & Luxury Goods - 2.02%
28,157	Coach, Inc.	2,175,973
10,816	Lululemon Athletica, Inc. (b)	807,739
6,084	Polo Ralph Lauren Corp.	1,060,624
		4,044,336
	Tobacco - 1.85%
41,745	Philip Morris International, Inc.	3,699,024
	Total Common Stocks (Cost $151,676,517)	198,287,230
	SHORT TERM INVESTMENTS - 0.96%
	Money Market Funds - 0.96%
1,913,212	Federated Prime Obligations Fund Effective Yield, 0.20%	1,913,212
	Total Short Term Investments (Cost $1,913,212)	1,913,212
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 1.52%
	Money Market Funds - 1.50%
3,009,888	First American Government Obligations Fund Effective Yield, 0.02%	3,009,888
20,508	Reserve Primary Fund (c)	792
	Total Money Market Funds (Cost $3,027,580)	3,010,680

See notes to financial statements.

GuideMarkSM Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value
	Cash - 0.02%
$39,642	Cash	$39,642
	Total Cash (Cost $39,642)	39,642
	Total Investments Purchased as Securities Lending Collateral (Cost $3,067,222)	3,050,322
	Total Investments (Cost $156,656,951) - 101.63%	203,250,764
	Liabilities in Excess of Other Assets - (1.63)%	(3,266,096)
	TOTAL NET ASSETS - 100.00%	$199,984,668

Percentages are stated as a percent of net assets. ADR - American Depositary Receipt
(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	As of March 31, 2012, the Fund has fair valued this security and deemed it illiquid. The value of this security was $792, which represents 0.00% of total net assets.

See notes to financial statements.

GuideMarkSM Large Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2012

Number of Shares		Value
	COMMON STOCKS - 95.49%
	Aerospace & Defense - 4.14%
28,400	Exelis, Inc.	$355,568
41,800	Honeywell International, Inc.	2,551,890
43,200	L-3 Communications Holdings, Inc.	3,057,264
46,200	Raytheon Co.	2,438,436
		8,403,158
	Building Products - 1.03%
156,800	Masco Corp.	2,096,416
	Capital Markets - 1.76%
31,400	Ameriprise Financial, Inc.	1,793,882
39,200	State Street Corp.	1,783,600
		3,577,482
	Commercial Banks - 4.72%
167,800	Fifth Third Bancorp	2,357,590
62,500	PNC Financial Services Group, Inc.	4,030,625
93,000	Wells Fargo & Co.	3,175,020
		9,563,235
	Computers & Peripherals - 1.45%
14,100	International Business Machines Corp.	2,941,965
	Consumer Finance - 8.66%
56,000	American Express Co.	3,240,160
118,800	Capital One Financial Corp.	6,621,912
90,500	Discover Financial Services	3,017,270
297,000	SLM Corp.	4,680,720
		17,560,062
	Containers & Packaging - 0.95%
58,300	Sonoco Products Co.	1,935,560
	Diversified Financial Services - 3.68%
172,700	Bank of America Corp.	1,652,739
65,980	Citigroup, Inc.	2,411,569
74,000	JPMorgan Chase & Co.	3,402,520
		7,466,828
	Diversified Telecommunication Services - 1.91%
86,500	AT&T, Inc.	2,701,395
30,500	Verizon Communications, Inc.	1,166,015
		3,867,410
	Electric Utilities - 0.84%
35,700	Pinnacle West Capital Corp.	1,710,030

Number of Shares		Value
	Electrical Equipment - 0.75%
29,300	Emerson Electric Co.	$1,528,874
	Electronic Equipment & Instruments - 1.80%
71,000	Corning, Inc.	999,680
94,200	Molex, Inc. (a)	2,648,904
		3,648,584
	Energy Equipment & Services - 1.29%
69,600	SeaDrill Ltd. (a)	2,610,696
	Food & Staples Retailing - 2.56%
71,000	CVS Caremark Corp.	3,180,800
60,200	Walgreen Co.	2,016,098
		5,196,898
	Gas Utilities - 0.57%
14,100	ONEOK, Inc.	1,151,406
	Health Care Equipment & Supplies - 3.14%
39,300	Baxter International, Inc.	2,349,354
76,900	Medtronic, Inc.	3,013,711
22,600	St. Jude Medical, Inc.	1,001,406
		6,364,471
	Health Care Providers & Services - 8.18%
46,400	Cardinal Health, Inc.	2,000,304
43,000	CIGNA Corp.	2,117,750
79,600	Coventry Health Care, Inc.	2,831,372
72,300	Omnicare, Inc.	2,571,711
65,900	UnitedHealth Group, Inc.	3,884,146
43,100	WellPoint, Inc.	3,180,780
		16,586,063
	Hotels, Restaurants & Leisure - 3.74%
86,600	Carnival Corp. - ADR	2,778,128
144,000	International Game Technology	2,417,760
81,000	Royal Caribbean Cruises Ltd.	2,383,830
		7,579,718
	Household Durables - 3.08%
81,200	Stanley Black & Decker, Inc.	6,249,152
	Industrial Conglomerates - 1.80%
123,400	General Electric Co.	2,476,638
20,900	Tyco International Ltd. - ADR	1,174,162
		3,650,800

See notes to financial statements.

GuideMarkSM Large Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	Insurance - 3.33%
19,200	Chubb Corp.	$1,326,912
22,700	Travelers Companies, Inc.	1,343,840
61,600	Willis Group Holdings Plc	2,154,768
89,000	XL Group Plc	1,930,410
		6,755,930
	IT Services - 0.72%
83,100	The Western Union Co.	1,462,560
	Machinery - 3.98%
42,400	Eaton Corp.	2,112,792
53,300	Illinois Tool Works, Inc.	3,044,496
14,250	ITT Corp.	326,895
23,100	SPX Corp.	1,790,943
28,500	Xylem, Inc.	790,875
		8,066,001
	Multiline Retail - 1.05%
36,600	Target Corp.	2,132,682
	Multi-Utilities - 1.79%
93,800	CenterPoint Energy, Inc.	1,849,736
67,200	Xcel Energy, Inc.	1,778,784
		3,628,520
	Office Electronics - 0.72%
181,100	Xerox Corp.	1,463,288
	Oil & Gas - 9.40%
76,600	BP Plc - ADR	3,447,000
15,600	Chevron Corp.	1,672,944
40,900	ConocoPhillips	3,108,809
68,300	Marathon Oil Corp.	2,165,110
29,000	Murphy Oil Corp.	1,631,830
32,600	Occidental Petroleum Corp.	3,104,498
21,400	Royal Dutch Shell Plc - ADR	1,500,782
77,300	Spectra Energy Corp.	2,438,815
		19,069,788
	Pharmaceuticals - 4.29%
46,800	Johnson & Johnson	3,086,928
149,100	Pfizer, Inc.	3,378,606
31,000	Sanofi Aventis - ADR	1,201,250
23,000	Teva Pharmaceutical Industries Ltd. - ADR	1,036,380
		8,703,164

Number of Shares		Value
	Professional Services - 0.72%
17,200	The Dun & Bradstreet Corp.	$1,457,356
	Semiconductor & Semiconductor Equipment - 3.04%
91,400	Applied Materials, Inc.	1,137,016
59,700	Microchip Technology, Inc. (a)	2,220,840
83,400	Texas Instruments, Inc.	2,803,074
		6,160,930
	Software - 1.85%
30,800	CA, Inc.	848,848
90,100	Microsoft Corp.	2,905,725
		3,754,573
	Specialty Retail - 0.65%
35,100	Rent-A-Center, Inc.	1,325,025
	Textiles, Apparel & Luxury Goods - 0.99%
67,600	Hanesbrands, Inc. (b)	1,996,904
	Thrifts & Mortgage Finance - 0.96%
139,800	New York Community Bancorp, Inc. (a)	1,944,618
	Tobacco - 5.19%
62,000	Altria Group, Inc.	1,913,940
19,000	Lorillard, Inc.	2,460,120
45,900	Philip Morris International, Inc.	4,067,199
50,200	Reynolds American, Inc.	2,080,288
		10,521,547
	Wireless Telecommunication Services - 0.76%
55,300	Vodafone Group Plc - ADR	1,530,151
	Total Common Stocks (Cost $169,065,505)	193,661,845
	REAL ESTATE INVESTMENT TRUSTS - 1.69%
	Real Estate Investment Trusts - 1.69%
67,800	Annaly Capital Management, Inc. (a)	1,072,596
15,500	Essex Property Trust, Inc. (a)	2,348,405
	Total Real Estate Investment Trusts (Cost $2,904,161)	3,421,001

See notes to financial statements.

GuideMarkSM Large Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Number of Shares		Value
	SHORT TERM INVESTMENTS - 2.98%
	Money Market Funds - 2.98%
6,045,167	Federated Prime Obligations Fund Effective Yield, 0.20%	$6,045,167
	Total Short Term Investments (Cost $6,045,167)	6,045,167
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 4.31%
	Money Market Funds - 4.25%
8,629,085	First American Government Obligations Fund Effective Yield, 0.02%	8,629,085
23,460	Reserve Primary Fund (c)	906
	Total Money Market Funds (Cost $8,649,328)	8,629,991

Principal Amount		Value
	Cash - 0.06%
$113,651	Cash	$113,651
	Total Cash (Cost $113,651)	113,651
	Total Investments Purchased as Securities Lending Collateral (Cost $8,762,979)	8,743,642
	Total Investments (Cost $186,777,812) - 104.47%	211,871,655
	Liabilities in Excess of Other Assets - (4.47)%	(9,072,877)
	TOTAL NET ASSETS - 100.00%	$202,798,778

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	As of March 31, 2012, the Fund has fair valued this security and deemed it illiquid. The value of this security was $906, which represents 0.00% of total net assets.

See notes to financial statements.

GuideMarkSM Small/Mid Cap Core Fund
SCHEDULE OF INVESTMENTS
March 31, 2012

Number of Shares		Value

	COMMON STOCKS - 88.55%
	Aerospace & Defense - 1.96%
19,720	BE Aerospace, Inc. (b)	$916,388
9,790	Triumph Group, Inc.	613,442

		1,529,830

	Airlines - 0.81%
8,000	Copa Holdings SA	633,600

	Auto Components - 0.90%
7,370	Tenneco, Inc. (b)	273,796
9,280	TRW Automotive Holdings
	Corp. (b)	431,056

		704,852

	Biotechnology - 3.15%
33,000	Amarin Corp. Plc - ADR (b)	373,560
14,920	BioMarin Pharmaceutical, Inc. (b)	511,010
34,980	Chelsea Therapeutics International
	Ltd. (a)(b)	89,549
53,920	Dendreon Corp. (a)(b)	574,518
6,010	Medivation, Inc. (a)(b)	449,067
12,150	Onyx Pharmaceuticals, Inc. (b)	457,812

		2,455,516

	Capital Markets - 2.22%
40,900	FXCM, Inc.	531,291
45,100	Invesco Ltd.	1,202,817

		1,734,108

	Chemicals - 3.32%
5,390	Airgas, Inc.	479,548
12,440	Ashland, Inc.	759,586
6,350	Cytec Industries, Inc.	386,017
11,580	Innospec, Inc. (b)	351,800
11,810	Rockwood Holdings, Inc. (b)	615,892

		2,592,843

	Commercial Banks - 5.03%
35,410	Comerica, Inc.	1,145,868
13,860	First Horizon National Corp.	143,867
48,380	FirstMerit Corp.	815,687
25,800	IBERIABANK Corp.	1,379,526
67,040	Regions Financial Corp.	441,793

		3,926,741

Number of Shares		Value

	Commercial Services & Supplies - 1.19%
12,540	Multi-Color Corp.	$282,275
19,860	Waste Connections, Inc.	646,046

		928,321

	Communications Equipment - 3.91%
20,110	Acme Packet, Inc. (a)(b)	553,427
24,910	ADTRAN, Inc.	776,943
42,650	Juniper Networks, Inc. (b)	975,832
19,450	NetGear, Inc. (b)	742,990

		3,049,192

	Computers & Peripherals - 1.84%
34,090	NCR Corp. (b)	740,094
16,760	Western Digital Corp. (b)	693,696

		1,433,790

	Construction & Engineering - 1.68%
36,870	KBR, Inc.	1,310,728

	Consumer Finance - 1.54%
63,760	DFC Global Corp. (b)	1,203,151

	Containers & Packaging - 0.70%
8,100	Rock-Tenn Co.	547,236

	Diversified Financial Services - 0.89%
40,930	Interactive Brokers Group, Inc.	695,810

	Diversified Telecommunication Services - 0.23%
3,840	Cogent Communications Group,
	Inc. (b)	73,267
26,160	Frontier Communications
	Corp. (a)	109,087

		182,354

	Electric Utilities - 3.02%
32,170	AES Corp. (b)	420,462
8,900	ITC Holdings Corp.	684,766
12,180	Northeast Utilities	452,122
11,180	Portland General Electric Co.	279,276
15,040	UIL Holdings Corp.	522,790

		2,359,416

	Electrical Equipment - 2.56%
30,300	AMETEK, Inc.	1,469,853
8,100	Regal Beloit Corp.	530,955

		2,000,808

See notes to financial statements.

GuideMarkSM Small/Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Energy Equipment & Services - 2.27%
6,900	Oil States International, Inc. (b)	$538,614
2,990	OYO Geospace Corp. (b)	314,937
10,200	Rowan Companies, Inc. (b)	335,886
10,790	Tidewater, Inc.	582,876

		1,772,313

	Food & Staples Retailing - 0.29%
4,830	United Natural Foods, Inc. (b)	225,368

	Food Products - 1.83%
38,640	Chiquita Brands International,
	Inc. (b)	339,646
45,090	Flowers Foods, Inc.	918,483
3,680	Green Mountain Coffee Roasters,
	Inc. (a)(b)	172,371

		1,430,500

	Health Care Equipment & Supplies - 2.95%
3,260	Analogic Corp.	220,180
13,970	Conceptus, Inc. (b)	200,889
4,930	DENTSPLY International, Inc.	197,841
6,760	Gen-Probe, Inc. (b)	448,932
16,320	Hologic, Inc. (b)	351,696
8,450	Meridian Bioscience, Inc.	163,761
6,190	Sirona Dental Systems, Inc. (b)	319,032
7,730	Thoratec Corp. (b)	260,578
7,330	Wright Medical Group, Inc. (a)(b)	141,616

		2,304,525

	Health Care Providers & Services - 1.52%
20,410	Hanger Orthopedic Group, Inc. (b)	446,163
9,910	Patterson Companies, Inc.	330,994
9,830	Universal Health Services, Inc.	411,975

		1,189,132

	Hotels, Restaurants & Leisure - 1.66%
42,510	International Game Technology	713,743
13,490	Penn National Gaming, Inc. (b)	579,800

		1,293,543

	Industrial Conglomerates - 1.68%
26,290	Carlisle Companies, Inc.	1,312,397

Number of Shares		Value

	Insurance - 3.16%
2,380	Delphi Financial Group, Inc.	$106,553
20,100	Platinum Underwriters Holdings
	Ltd.	733,650
27,270	Reinsurance Group of America	1,621,747

		2,461,950

	Internet Software & Services - 1.28%
15,650	Akamai Technologies, Inc. (b)	574,355
35,610	Responsys, Inc. (b)	426,252

		1,000,607

	IT Services - 1.41%
38,600	Genpact Ltd. (b)	629,180
37,580	Sapient Corp.	467,871

		1,097,051

	Life Sciences Tools & Services - 0.92%
22,000	Qiagen NV (a)(b)	342,540
2,920	Sequenom, Inc. (b)	11,884
5,150	Techne Corp.	361,015

		715,439

	Machinery - 5.13%
13,560	AGCO Corp. (b)	640,168
32,750	Colfax Corp. (b)	1,154,110
30,410	Commercial Vehicle Group, Inc. (b)	371,306
6,550	Flowserve Corp.	756,590
19,870	Nordson Corp. (a)	1,083,114

		4,005,288

	Media - 3.21%
49,820	Cablevision Systems Corp.	731,358
69,480	Regal Entertainment Group (a)	944,928
16,980	Scripps Networks Interactive, Inc.	826,756

		2,503,042

	Metals & Mining - 1.61%
7,600	Compass Minerals International,
	Inc.	545,224
12,540	Reliance Steel & Aluminum Co.	708,259

		1,253,483

	Multiline Retail - 1.08%
13,310	Family Dollar Stores, Inc.	842,257

See notes to financial statements.

GuideMarkSM Small/Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Multi-Utilities - 1.08%
15,740	OGE Energy Corp.	$842,090

	Oil & Gas - 4.18%
7,040	Berry Petroleum Co.	331,795
5,580	Concho Resources, Inc. (b)	569,607
30,080	Denbury Resources, Inc. (b)	548,358
5,480	Pioneer Natural Resources Co.	611,513
9,060	SM Energy Co.	641,176
9,500	Walter Energy, Inc.	562,495

		3,264,944

	Personal Products - 1.07%
14,380	Nu Skin Enterprises, Inc.	832,746

	Pharmaceuticals - 1.41%
11,290	Endo Pharmaceuticals Holdings,
	Inc. (b)	437,262
17,580	Medicis Pharmaceutical Corp.	660,832

		1,098,094

	Semiconductor & Semiconductor
	Equipment - 2.96%
12,000	Avago Technologies Ltd.	467,640
23,190	Cirrus Logic, Inc. (a)(b)	551,922
73,390	LSI Corp. (b)	637,025
9,150	M/A-Com Technology Solutions
	Holdings (b)	189,771
17,300	NXP Semiconductors NV (b)	460,353

		2,306,711

	Software - 4.16%
29,700	Allot Communications Ltd (b)	690,525
29,460	Ariba, Inc. (b)	963,636
16,200	Check Point Software Technologies
	Ltd. - ADR (b)	1,034,208
60,520	Compuware Corp. (b)	556,179

		3,244,548

	Specialty Retail - 4.30%
19,540	Abercrombie & Fitch Co.	969,380
16,110	PetSmart, Inc.	921,814
21,090	Urban Outfitters, Inc. (b)	613,930
19,320	Vitamin Shoppe, Inc. (b)	854,137

		3,359,261

Number of Shares		Value

	Textiles, Apparel & Luxury Goods - 2.59%
12,490	Deckers Outdoor Corp. (b)	$787,494
21,990	Hanesbrands, Inc. (b)	649,585
7,850	Lululemon Athletica, Inc. (b)	586,238

		2,023,317

	Trading Companies & Distributors - 0.31%
3,740	Wesco International, Inc. (b)	244,259

	Water Utilities - 0.80%
18,330	American Water Works Co., Inc.	623,770

	Wireless Telecommunication Services - 0.74%
4,140	NII Holdings, Inc. (b)	75,803
9,890	SBA Communications Corp. (b)	502,511

	`	578,314

	Total Common Stocks
	(Cost $61,805,510)	69,113,245

	REAL ESTATE INVESTMENT TRUSTS - 8.38%
	Real Estate Investment Trusts - 8.38%
28,220	American Campus Communities,
	Inc.	1,261,999
78,390	Douglas Emmett, Inc. (a)	1,788,076
5,530	Essex Property Trust, Inc. (a)	837,850
35,380	Extra Space Storage, Inc.	1,018,590
34,820	Post Properties, Inc.	1,631,665

	Total Real Estate Investment Trusts
	(Cost $5,699,146)	6,538,180

	SHORT TERM INVESTMENTS - 2.95%
	Money Market Funds - 2.95%
2,305,953	Federated Prime Obligations Fund
	Effective Yield, 0.20%	2,305,953

	Total Short Term Investments
	(Cost $2,305,953)	2,305,953

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 5.68%
	Money Market Funds - 5.61%
4,378,694	First American Government
	Obligations Fund
	Effective Yield, 0.02%	4,378,694
6,386	Reserve Primary Fund (c)	247

	Total Money Market Funds
	(Cost $4,384,201)	4,378,941

See notes to financial statements.

GuideMarkSM Small/Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	Cash - 0.07%
$57,670	Cash	$57,670

	Total Cash (Cost $57,670)	57,670

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $4,441,871)	4,436,611

	Total Investments
	(Cost $74,252,480)- 105.56%	82,393,989
	Liabilities in Excess
	of Other Assets - (5.56)%	(4,343,232)

	TOTAL NET
	ASSETS - 100.00%	$78,050,757

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	As of March 31, 2012, the Fund has fair valued this security and deemed it illiquid. The value of this security was $247, which represents 0.00% of total net assets.

See notes to financial statements.

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS
March 31, 2012

Number of Shares		Value

	COMMON STOCKS - 94.91%
	Australia - 5.59%
5,700	ASX Ltd.	$196,012
78,779	Australia and New Zealand
	Banking Group Ltd.	1,900,485
40,618	BHP Billiton Ltd.	1,464,266
35,133	Commonwealth Bank of Australia	1,823,161
24,147	CSL Ltd.	899,195
89,072	Fortescue Metals Group Ltd.	537,506
298,700	Goodman Group (b)	214,442
26,700	Iluka Resources	495,122
15,888	Medusa Mining Ltd.	82,787
22,440	Newcrest Mining Ltd.	690,181
24,210	Oil Search Ltd.	175,189
61,264	Origin Energy Ltd.	847,700
63,020	Suncorp Group Ltd.	549,661
258,570	Sydney Airport (b)	769,394
131,160	Telstra Corp. Ltd.	446,734
126,670	Treasury Wine Estates Ltd.	539,617
77,330	Westfield Group (b)	708,971
9,899	Worleyparsons Ltd.	293,286

		12,633,709

	Belgium - 0.70%
14,654	KBC Groep NV	368,567
22,010	Umicore SA	1,213,129

		1,581,696

	Bermuda - 0.27%
403,000	COSCO Pacific Ltd.	609,974

	Brazil - 2.31%
900	Banco Bradesco SA	13,386
11,350	Banco do Estado do Rio
	Grande do Sul	122,550
24,400	BM&FBovespa SA	149,572
26,200	Cia de Saneamento Basico do
	Estado de Sau Paulo	997,651
44,500	Embraer SA	352,499
11,800	Iguatemi Empresa de Shopping
	Centers SA	270,848
53,200	OGX Petroleo e Gas
	Participacoes SA (b)	440,650
64,500	PDG Realty SA Empreendimentos e
	Participacoes	222,249

Number of Shares		Value

	Brazil (Continued)
78,600	Petroleo Brasileiro SA	$1,041,570
58,200	Raia Drogasil SA	558,901
120,490	Tim Participacoes SA	765,666
8,559	Tim Participacoes SA - ADR (a)	276,113

		5,211,655

	Canada - 8.32%
24,000	Alamos Gold, Inc. (b)	440,563
14,100	Alimentation Couche Tard, Inc. (b)	462,956
20,500	Bank of Montreal	1,218,758
69,500	Banro Corp. (b)	321,911
12,700	Barrick Gold Corp. (b)	551,952
10,500	Baytex Energy Corp. (b)	545,185
12,900	Brookfield Office Properties,
	Inc. (b)	224,387
6,600	Canadian National Railway Co. (b)	524,520
28,700	Cenovus Energy, Inc. (b)	1,032,964
12,400	Crescent Point Energy Corp. (b)	533,817
20,100	Dollarama, Inc. (b)	937,442
47,620	Eldorado Gold Corp. (b)	654,062
29,900	First Quantum Minerals Ltd.	570,152
8,700	IESI BFC Ltd.	189,011
6,200	Imperial Oil Ltd. (b)	281,702
11,700	Intact Financial Corp. (b)	704,147
56,700	Manulife Financial Corp.	767,975
5,756	NovaTek OAO	782,246
10,800	Open Text Corp. (b)	660,376
25,700	Petrominerales Ltd. (b)	477,954
100	Potash Corp. of Saskatchewan,
	Inc. (b)	4,566
16,600	Potash Corp. of Saskatchewan,
	Inc. - ADR	758,454
6,000	Rogers Communications, Inc.	238,200
17,100	Royal Bank Of Canada (b)	991,078
18,400	Silver Wheaton Corp. (b)	610,228
22,900	Suncor Energy, Inc. (b)	748,219
22,600	Toronto-Dominion Bank (b)	1,918,207
20,800	TransCanada Corp. (b)	893,142
14,100	Valeant Pharmaceuticals
	International, Inc. (b)	756,137

		18,800,311

See notes to financial statements.

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Cayman Islands - 1.48%
4,100	Baidu, Inc. - ADR (b)	$597,657
101,000	China Mengniu Dairy Co. Ltd.	296,804
305,000	China Shanshui Cement
	Group Ltd.	241,240
102,000	Lifestyle International
	Holdings Ltd.	259,847
168,600	Sands China Ltd.	658,325
4,000	Sina Corp. (a)(b)	260,000
37,000	Tencent Holdings Ltd.	1,032,836

		3,346,709

	Chile - 0.07%
35,200	Empresas CMPC SA	150,749

	China - 1.63%
941,000	Agricultural Bank of China Ltd.	403,554
1,618,000	China Construction Bank Corp.	1,248,803
342,000	China Oilfield Services, Ltd.	491,886
352,000	China Petroleum & Chemical Corp.	383,251
106,000	Jiangxi Copper Co.	243,807
112,000	Petrochina Co.	157,712
20,000	Ping An Insurance Group Co.	151,161
16,984	Yantai Changyu Pioneer Wine Co.
	Ltd. - Class B (b)	192,018
246,000	Zhaojin Mining Industry Co. Ltd.	413,793

		3,685,985

	Czech Republic - 0.13%
1,400	Komercni Banka AS	280,787

	Denmark - 1.49%
43	A.P. Moller - Maersk Group	333,105
30,375	Danske Bank A/S (b)	516,312
15,387	Novo Nordisk A/S	2,136,633
4,000	William Demant Holding A/S (b)	373,767

		3,359,817

	France - 5.66%
7,395	Air Liquide SA	986,188
15,060	Alstom SA	587,816
6,400	Arkema SA	596,862
37,449	AXA SA	621,466
23,268	BNP Paribas SA	1,106,869
2,925	Christian Dior SA	449,320
3,709	DANONE	258,725
6,000	GDF Suez SA	155,092
3,151	Iliad SA	434,427

Number of Shares		Value

	France (Continued)
5,150	L’Oreal SA	$635,626
6,330	LVMH Moet Hennessy Louis
	Vuitton SA	1,089,300
4,650	PPR SA	800,013
18,330	Safran SA	673,658
7,800	Saint-Gobain SA	348,014
29,726	Sanofi-Aventis SA	2,306,498
10,120	Schneider Electric SA	662,062
22,313	Societe Generale SA	654,730
7,980	Vinci SA	415,813

		12,782,479

	Germany - 6.48%
6,300	Adidas AG	492,289
13,180	Allianz SE	1,573,061
9,876	Bayer AG	694,572
9,840	Bayerische Motoren Werke AG	885,176
7,600	Beiersdorf Ag	495,833
14,752	Deutsche Bank Ag	734,493
88,693	Deutsche Telekom AG	1,068,594
3,600	Fresenius SE & Co. KGaA	369,164
12,580	GEA Group AG	433,943
6,172	HeidelbergCement AG	372,690
4,400	Henkel AG & Co. KGaA	322,450
25,300	Infineon Technologies AG	258,577
10,720	Lanxess AG	885,403
19,900	ProSiebenSat.1 Media AG	511,402
21,917	RWE AG	1,046,633
26,462	SAP AG	1,848,266
13,947	Siemens AG	1,406,479
7,064	Volkswagen AG	1,242,303

		14,641,328

	Hong Kong - 3.45%
181,400	AIA Group Ltd.	665,941
55,000	Cheung Kong Holdings Ltd.	711,260
71,000	Cheung Kong Infrastructure
	Holdings Ltd.	432,176
16,000	China Mobile Ltd	176,185
236,000	China Overseas Land and
	Investment Limited	447,526
484,000	China Telecom Corp.	267,078
374,000	China Unicom Hong Kong Ltd.	629,356
346,000	CNOOC Ltd.	708,253
70,000	Henderson Land Development
	Co. Ltd.	386,780

See notes to financial statements.

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Hong Kong (Continued)
29,000	Hengan International Group
	Co. Ltd.	$292,540
970,800	HKT Trust and HKT Ltd. (b)	755,082
60,000	Hongkong Electric Holdings Ltd.	441,114
51,000	Hutchison Whampoa Ltd.	510,000
802,000	Industrial & Commercial Bank
	of China	517,356
138,000	Kunlun Energy Co. Ltd.	249,097
126,000	Sino Land Co.	202,066
72,000	Wharf Holdings Ltd.	392,609

		7,784,419

	Hungary - 0.32%
105,580	Magyar Telekom	276,469
5,400	MOL Hungarian Oil and
	Gas Plc (b)	450,514

		726,983

	Indonesia - 0.89%
951,500	Bank Mandiri Tbk PT	714,053
727,000	Bank Rakyat Indonesia Persero
	Tbk PT	554,056
660,000	Media Nusantara	135,854
1,383,000	Tower Bersama Infrastructure
	Tbk PT	447,033
46,000	UTD Tractors	166,319

		2,017,315

	Ireland - 0.09%
10,400	CRH Plc	212,686

	Israel - 0.24%
36,700	Israel Chemicals Ltd.	423,992
13,540	Mizrahi Tefahot Bank Ltd.	122,998

		546,990

	Italy - 1.83%
34,900	Eni S.p.A.	817,891
70,140	Fiat Industrial S.p.A.	748,475
34,340	Saipem S.p.A.	1,774,201
322,400	Telecom Italia S.p.A.	383,754
85,500	Terna S.p.A.	343,391
15,820	UBI Banca S.p.A.	67,053

		4,134,765

Number of Shares		Value

	Japan - 14.52%
7,600	ABC-Mart, Inc.	$286,427
17,000	Air Water, Inc.	220,671
7,500	Aisin Seiki Co. Ltd.	266,739
29,000	Asahi Glass Co. Ltd.	248,606
52,000	Asahi Kasei Corp.	322,767
15,600	Astellas Pharma, Inc.	642,549
21,200	Bridgestone Corp.	518,459
17,000	Brother Industries	232,262
21,300	Canon, Inc.	1,018,908
24,000	Chiyoda Corp.	307,534
34,400	Chubu Electric Power Co., Inc.	621,807
8,700	Credit Saison Co.	177,386
104	CyberAgent, Inc.	272,009
11,000	Daihatsu Motor Co.	202,957
16,000	Daiichi Sankyo Company, Ltd.	292,462
12,100	Denso Corp.	408,846
5,000	FANUC Corp.	895,576
800	Fast Retailing Co.	183,545
31,000	Fuji Heavy Industries Ltd.	253,181
7,000	Hitachi High-Technologies Corp.	168,144
60,000	Hitachi Ltd.	388,196
15,000	Hitachi Metals Ltd.	187,895
28,900	Honda Motor Co. Ltd.	1,113,060
5,900	IBIDEN Co., Ltd.	152,563
55	Inpex Corp.	373,973
48,300	ITOCHU Corp.	529,215
246	Japan Tobacco, Inc.	1,392,473
18,000	JS Group Corp.	378,942
20,400	JSR Corp.	413,922
31,000	Kamigumi Co. Ltd.	257,394
57	KDDI Corp.	370,873
1,320	Keyence Corp.	312,513
6,700	Konami Corp.	191,871
11,000	Konica Minolta Holdings, Inc.	96,088
34,000	Kubota Corp.	329,109
4,600	Kyocera Corp.	425,494
2,600	Lawson, Inc.	163,792
5,800	Makita Corp.	235,434
45,000	Marubeni Corp.	327,249
26,900	Mitsubishi Corp.	629,513
34,000	Mitsubishi Estate Co. Ltd.	611,391
186,000	Mitsubishi UFJ Financial
	Group, Inc.	933,417

See notes to financial statements.

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Japan (Continued)
2,850	Mitsubishi UFJ Lease & Finance
	Co. Ltd.	$126,010
43,400	Mitsui & Co. Ltd.	716,286
66,000	Mitsui Chemicals, Inc.	201,291
29,000	Mitsui Fudosan Co., Ltd.	560,017
8,300	MS&AD Insurance Group Holdings	171,713
4,700	Murata Manufacturing Co., Ltd.	280,421
70,000	NEC Corp. (b)	147,228
17,000	NHK Spring Co. Ltd.	184,695
9,000	Nikon Corp.	276,423
14,000	Nippon Shokubai Co.	163,197
6,400	Nippon Telegraph & Telephone
	Corp.	290,075
20,000	Nissan Motor Co.	215,041
8,400	Nitto Denko Corp.	342,546
25,000	NSK Ltd.	194,636
223	NTT DoCoMo, Inc.	370,871
7,080	ORIX Corp.	680,217
362	Rakuten, Inc.	379,449
18,000	Rohto Pharmaceutical Co. Ltd.	224,920
40,000	Sekisui House Ltd.	394,962
8,300	Seven & I Holdings Co. Ltd.	247,502
15,000	Sharp Corp.	110,484
3,000	Shimano, Inc.	181,393
10,700	Shin-Etsu Chemical Co. Ltd.	622,632
126,000	Shinsei Bank	165,869
1,900	SMC Corp.	304,058
16,900	Softbank Corp.	503,133
24,700	Sony Financial Holdings, Inc.	440,747
46,000	Sumitomo Chemical Co. Ltd.	197,442
11,000	Sumitomo Electric	152,315
53,500	Sumitomo Mitsui Financial
	Group, Inc.	1,770,729
18,100	Takeda Pharmaceutical Co., Ltd.	797,550
6,600	TDK Corp.	378,247
18,200	The Kansai Electrical Power
	Company, Inc.	282,175
13,100	Tokio Marine Holdings, Inc.	362,623
5,200	Tokyo Electron Ltd.	299,855
77,000	Tokyu Corp.	365,859
35,000	Toray Industries, Inc.	261,062
32,300	Toyota Motor Corp.	1,405,441
7,100	West Japan Railway	285,745
421	Yahoo Japan Corp.	136,726

Number of Shares		Value

	Japan (Continued)
4,130	Yamada Denki Co.	$259,387

		32,806,184

	Jersey - 0.99%
104,760	Resolution Ltd.	437,673
19,785	Shire Plc	633,044
27,740	United Business Media Ltd.	277,872
15,500	Wolseley Plc	592,202
22,292	WPP Plc	304,799

		2,245,590

	Luxembourg - 0.46%
22,700	ArcelorMittal	434,558
2,300	Millicom International
	Cellular SA	260,816
14,280	Ternium SA - ADR	338,150

		1,033,524

	Malaysia - 0.39%
199,000	IJM Corp. Berhad	366,655
259,000	Maxis Communications Berhad	515,225

		881,880

	Mexico - 1.18%
496,800	America Movil SAB de CV	618,194
679,120	Cemex SA de CV (b)	525,511
19,406	Cemex SA de CV - ADR (a)(b)	150,594
22,100	Coca-Cola FEMSA, S.A.B. de C.V.	234,771
61,100	Grupo Modelo SAB de CV	428,385
209,800	Wal-Mart de Mexico SAB de CV	703,991

		2,661,446

	Netherlands - 2.36%
138,800	AEGON NV	771,523
9,300	Akzo Nobel NV	549,356
6,200	ASML Holding NV	310,630
6,660	Gemalto NV	439,801
21,200	Koninklijke Ahold NV	293,750
30,316	Koninklijke Philips Electronics NV	615,296
40,516	Reed Elsevier NV	517,341
54,049	Unilever NV	1,838,995

		5,336,692

	New Zealand - 0.12%
137,500	Telecom Corp of New Zealand	273,414

	Nigeria - 0.09%
39,265	Guaranty Trust Bank
	Plc - ADR	201,429

See notes to financial statements.

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Norway - 1.08%
23,280	Aker Solutions ASA	$394,241
27,200	Orkla ASA	215,307
31,000	Statoil ASA	841,406
79,400	Storebrand ASA	401,870
31,520	Telenor ASA	585,144

		2,437,968

	Republic of Korea - 4.13%
4,400	Daelim Industrial (b)	477,613
3,300	Hyundai Department Store Co. Ltd.	507,202
7,554	Hyundai Motor Co.	1,559,888
9,510	Kia Motors Corp.	624,047
18,023	Korean Reinsurance Co.	217,357
1,300	LG Chemical	425,606
1,358	LG Household & Health Care Ltd.	714,270
2,028	POSCO	680,066
3,900	Samsung C&T Corp.	273,546
2,407	Samsung Electronics Co. Ltd.	2,715,228
3,100	Samsung Engineering Co. Ltd.	662,538
12,020	Shinhan Financial Group Co. Ltd.	465,660

		9,323,021

	Russian Federation - 1.48%
11,800	Gazprom OAO (b)	143,960
61,370	Gazprom OAO - ADR	759,147
4,510	Lukoil OAO (b)	275,163
9,700	Mobile TeleSystems OJSC - ADR	177,898
315,850	Sberbank of Russia (b)	1,027,741
11,490	Sistema JSFC	226,384
229,920	TNK-BP Holding (b)	742,237

		3,352,530

	Singapore - 0.77%
69,000	DBS Group Holdings Ltd.	779,663
47,500	Keppel Corp. Ltd.	415,140
36,581	United Overseas Bank Ltd.	534,228

		1,729,031

	South Africa - 1.53%
79,230	African Bank Investments Ltd.	412,172
28,860	AngloGold Ashanti Ltd.	1,065,045
8,490	Naspers Ltd.	477,660
6,000	Shoprite Holdings Ltd.	107,532
134,300	Steinhoff International Holdings	481,981

Number of Shares		Value

	South Africa (Continued)
30,100	The Foschini Group Ltd.	$485,853
12,100	Tiger Brands Ltd.	425,366

		3,455,609

	Spain - 1.41%
18,100	Amadeus IT Holding SA	341,911
136,113	Banco Bilbao Vizcaya
	Argentaria SA	1,084,977
52,140	Banco Santander Central
	Hispano SA	400,961
7,440	Inditex SA	712,004
6,800	Red Electrica Corporacion SA	332,807
12,757	Repsol YPF SA	320,691

		3,193,351

	Sweden - 0.83%
18,500	Assa Abloy AB	579,582
5,200	Elekta AB	263,224
28,500	H & M Hennes & Mauritz AB	1,030,255

		1,873,061

	Switzerland - 5.84%
7,670	Adecco SA	401,725
5,330	Kuehne & Nagel International AG	721,065
66,814	Nestle SA	4,203,708
16,800	Roche Holding AG	2,923,710
3,885	Schindler Holding AG	467,312
1,010	Swatch Group Chf2.25(br)	464,308
1,877	Syngenta AG	646,781
10,510	Transocean Ltd.	574,074
135,153	UBS AG	1,894,138
3,349	Zurich Financial Services AG	900,133

		13,196,954

	Taiwan - 1.77%
498,359	Advanced Semiconductor
	Engineering, Inc.	505,768
142,000	Catcher Technology Co. Ltd.	1,006,595
191,000	Formosa Plastics Corp.	563,869
80,500	Hon Hai Precision Industry Co. Ltd.	313,400
10,800	HTC Corp.	220,533
482,000	Taiwan Semiconductor
	Manufacturing Co. Ltd.	1,385,738

		3,995,903

See notes to financial statements.

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Taiwan, Province of China - 0.24%
264,000	Far Eastone Telecom	$542,614

	Thailand - 0.56%
39,100	Bangkok Bank	246,054
94,090	PTT Chemical PCL	216,414
173,500	Siam Commercial Bank PCL	808,233

		1,270,701

	Turkey - 0.42%
19,700	Anadolu Efes	275,795
37,011	Aygaz AS	190,731
119,800	Turkiye Garanti Bankasi AS	474,868

		941,394

	United Kingdom - 13.79%
23,790	AMEC Plc	422,051
421,860	Barclays Plc	1,589,750
85,067	BG Group Plc	1,972,406
38,359	BHP Billiton Plc	1,175,586
275,946	BP Plc	2,055,033
46,883	British American Tobacco Plc	2,361,695
38,840	British Sky Broadcasting Group Plc	420,180
154,000	BT Group Plc	557,849
7,200	Bunzl Plc	115,788
20,780	Burberry Group Plc	498,181
14,800	Capita Plc	173,579
169,737	Centrica Plc	859,291
54,800	Diageo Plc	1,319,345
24,100	Experian Plc	375,925
56,460	GlaxoSmithKline Plc	1,262,200
212,800	HSBC Holdings Plc	1,890,122
8,960	IG Group Holdings Plc	64,514
116,890	International Power Plc	757,202
5,000	Intertek Group	200,886
223,100	ITV Plc	315,565
20,983	Johnson Matthey Plc	791,449
19,000	Kazakhmys Plc	276,612
215,135	Legal & General Group Plc	449,958
1,416,300	Lloyds Banking Group Plc	762,152
6,700	Next Plc	319,433
15,460	Pearson Plc	288,161
44,600	Rolls-Royce Holdings Plc	579,393
80,536	Royal Dutch Shell Plc	2,824,331

Number of Shares		Value

	United Kingdom (Continued)
18,389	SABMiller Plc	$738,447
23,576	Serco Group	204,772
20,200	SSE Plc	429,555
19,024	Tullow Oil Plc	464,974
31,540	Unilever Plc	1,040,573
845,490	Vodafone Group Plc	2,332,135
48,200	William Hill Plc	201,479
62,119	Xstrata Plc	1,064,206

		31,154,778

	Total Common Stocks
	(Cost $209,827,888)	214,415,431

	INVESTMENT COMPANIES - 1.77%
	Exchange Traded Funds - 1.77%
213,000	PowerShares India Portfolio	4,012,920

	Total Investment Companies
	(Cost $4,942,793)	4,012,920

	PREFERRED STOCKS - 1.40%
	Brazil - 1.20%
27,300	Banco Bradesco SA	475,576
35,700	Itau Unibanco Holding SA	682,533
40,100	Petroleo Brasileiro SA	510,737
46,000	Vale SA	1,040,730

		2,709,576

	Colombia - 0.20%
7,038	Bancolombia SA	455,077

	Total Preferred Stocks
	(Cost $3,658,152)	3,164,653

	REAL ESTATE INVESTMENT TRUSTS - 0.57%
	Cayman Islands - 0.06%
198,000	China Resources Cement
	Holdings, Ltd.	146,483

	France - 0.30%
3,400	Unibail-Rodamco SE	680,192

	United Kingdom - 0.21%
39,675	British Land Co. Plc	304,529
30,900	Capital Shopping Centres
	Group Plc	163,807

		468,336

	Total Real Estate Investment Trusts
	(Cost $1,327,684)	1,295,011

See notes to financial statements.

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Number of Shares		Value

	SHORT TERM INVESTMENTS - 0.57%
	Money Market Funds - 0.57%
1,281,924	Federated Prime Obligations Fund
	Effective Yield, 0.20%	$1,281,924

	Total Short Term Investments
	(Cost $1,281,924)	1,281,924

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 0.26%
	Money Market Funds - 0.26%
589,055	First American Government
	Obligations Fund
	Effective Yield, 0.02%	589,055
5,588	Reserve Primary Fund (c)	216

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $593,878)	589,271

	Total Investments
	(Cost $221,632,319) - 99.48%	224,759,210
	Other Assets in Excess
	of Liabilities - 0.52%	1,164,028

	TOTAL NET
	ASSETS - 100.00%	$225,923,238

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	As of March 31, 2012, the Fund has fair valued this security and deemed it illiquid. The value of this security was $216, which represents 0.00% of total net assets.

See notes to financial statements.

GuideMarkSM Opportunistic Equity Fund
SCHEDULE OF INVESTMENTS
March 31, 2012

Number of Shares		Value

	COMMON STOCKS - 91.79%
	Aerospace & Defense - 4.56%
20,460	BE Aerospace, Inc. (b)	$950,776
175,000	Exelis, Inc.	2,191,000
29,860	Hexcel Corp. (b)	716,939
41,685	United Technologies Corp.	3,457,354

		7,316,069

	Airlines - 1.34%
261,105	Southwest Airlines Co.	2,151,505

	Beverages - 0.93%
22,475	PepsiCo, Inc.	1,491,216

	Biotechnology - 2.23%
26,490	Amgen, Inc.	1,801,055
16,820	Celgene Corp. (b)	1,303,886
11,660	Vertex Pharmaceuticals, Inc. (b)	478,177

		3,583,118

	Capital Markets - 0.42%
11,750	Ameriprise Financial, Inc.	671,278

	Chemicals - 2.32%
19,640	Air Products and Chemicals, Inc.	1,802,952
18,550	Celanese Corp.	856,639
16,280	Westlake Chemical Corp. (a)	1,054,781

		3,714,372

	Commercial Banks - 3.17%
11,765	PNC Financial Services Group, Inc.	758,725
51,110	U.S. Bancorp	1,619,165
79,375	Wells Fargo & Co.	2,709,862

		5,087,752

	Communications Equipment - 2.74%
89,650	Cisco Systems, Inc.	1,896,098
31,000	Motorola Solutions, Inc.	1,575,730
13,510	Qualcomm, Inc.	918,950

		4,390,778

	Computers & Peripherals - 2.93%
6,040	Apple, Inc. (b)	3,620,799
36,190	EMC Corp. (b)	1,081,357

		4,702,156

	Containers & Packaging - 1.19%
99,000	Sealed Air Corp.	1,911,690

Number of Shares		Value

	Diversified Consumer Services - 0.02%
5,830	Stewart Enterprises, Inc.	$35,388

	Diversified Financial Services - 3.57%
153,000	Bank of America Corp.	1,464,210
65,730	Citigroup, Inc.	2,402,432
40,590	JPMorgan Chase & Co.	1,866,328

		5,732,970

	Energy Equipment & Services - 2.33%
18,900	Halliburton Co.	627,291
133,000	McDermott International, Inc. (b)	1,703,730
9,270	National Oilwell Varco, Inc.	736,687
44,780	Weatherford International Ltd. (b)	675,730

		3,743,438

	Food & Staples Retailing - 1.58%
85,060	Sysco Corp.	2,539,892

	Food Products - 4.12%
96,045	ConAgra Foods, Inc.	2,522,142
59,225	General Mills, Inc.	2,336,426
13,490	Hershey Co.	827,342
12,405	Ralcorp Holdings, Inc. (b)	919,086

		6,604,996

	Health Care Equipment & Supplies - 4.50%
36,310	Baxter International, Inc.	2,170,612
75,000	CareFusion Corp. (b)	1,944,750
23,710	DENTSPLY International, Inc.	951,482
55,090	Medtronic, Inc.	2,158,977

		7,225,821

	Health Care Providers & Services - 1.43%
38,860	UnitedHealth Group, Inc.	2,290,408

	Hotels, Restaurants & Leisure - 2.50%
63,000	Marriott Vacations Worldwide Corp. (b)	1,796,130
14,785	McDonald’s Corp.	1,450,408
13,540	Starbucks Corp.	756,751

		4,003,289

	Household Durables - 0.60%
1,315	NVR, Inc. (a)(b)	955,124

	Household Products - 1.12%
26,785	Procter & Gamble Co.	1,800,220

See notes to financial statements.

GuideMarkSM Opportunistic Equity Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Industrial Conglomerates - 2.93%
16,100	3M Co.	$1,436,281
126,330	General Electric Co.	2,535,443
13,110	Tyco International Ltd.	736,520

		4,708,244

	Insurance - 6.29%
72,000	American International Group, Inc.	2,219,760
26,915	Assurant, Inc.	1,090,058
129,985	Assured Guaranty Ltd.	2,147,352
100,730	Hartford Financial Services Group, Inc.	2,123,388
39,640	Prudential Financial, Inc.	2,512,780

		10,093,338

	Internet & Catalog Retail - 0.32%
2,535	Amazon.com, Inc. (b)	513,363

	Internet Software & Services - 0.87%
2,170	Google, Inc. (b)	1,391,491

	IT Services - 3.12%
9,790	Alliance Data Systems Corp. (a)(b)	1,233,148
10,465	International Business Machines Corp.	2,183,522
2,310	MasterCard, Inc.	971,448
34,710	Moneygram International, Inc. (b)	624,780

		5,012,898

	Life Sciences Tools & Services - 0.95%
3,780	Mettler-Toledo International, Inc. (b)	698,355
14,690	Thermo Fisher Scientific, Inc. (b)	828,222

		1,526,577

	Machinery - 5.33%
16,980	Danaher Corp.	950,880
33,400	Dover Corp.	2,102,196
22,100	Idex Corp.	931,073
24,800	Illinois Tool Works, Inc.	1,416,576
18,500	ITT Corp.	424,390
11,995	Parker Hannifin Corp.	1,014,177
8,980	Stanley Black & Decker, Inc.	691,101
37,000	Xylem, Inc.	1,026,750

		8,557,143

Number of Shares		Value

	Media - 0.98%
46,000	The Madison Square Garden Co. (b)	$1,573,200

	Metals & Mining - 2.39%
37,000	AngloGold Ashanti Ltd. - ADR	1,366,040
48,000	Newmont Mining Corp.	2,460,960

		3,827,000

	Multiline Retail - 0.53%
15,320	Nordstrom, Inc.	853,630

	Oil & Gas - 10.23%
22,890	Alpha Natural Resources, Inc. (b)	348,157
17,080	Anadarko Petroleum Corp.	1,338,047
24,985	Apache Corp.	2,509,494
40,100	BP Plc - ADR	1,804,500
17,790	Cimarex Energy Co.	1,342,611
53,775	Devon Energy Corp.	3,824,478
21,670	Occidental Petroleum Corp.	2,063,634
53,000	QEP Resources, Inc.	1,616,500
13,700	Suncor Energy Inc.	447,990
18,600	Tesoro Corp. (b)	499,224
24,000	Valero Energy Corp.	618,480

		16,413,115

	Paper & Forest Products - 0.45%
20,690	International Paper Co.	726,219

	Pharmaceuticals - 5.31%
30,365	Abbott Laboratories	1,861,071
27,690	Johnson & Johnson	1,826,433
37,765	Merck & Co, Inc.	1,450,176
65,100	Mylan, Inc. (b)	1,526,595
81,790	Pfizer, Inc.	1,853,361

		8,517,636

	Real Estate Management & Development - 1.05%
36,590	CBRE Group, Inc. (b)	730,336
15,000	Howard Hughes Corp. (b)	958,050

		1,688,386

	Road & Rail - 0.86%
11,690	J.B. Hunt Transport Services, Inc.	635,585
12,940	Landstar Systems, Inc.	746,897

		1,382,482

See notes to financial statements.

GuideMarkSM Opportunistic Equity Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Number of Shares		Value

	COMMON STOCKS (Continued)
	Semiconductor & Semiconductor
	Equipment - 0.60%
18,550	Broadcom Corp.	$729,015
14,170	Teradyne, Inc. (b)	239,331

		968,346

	Software - 4.13%
14,740	Check Point Software Technologies Ltd. (b)	941,002
65,950	Microsoft Corp.	2,126,887
19,800	NICE Systems Ltd. - ADR (b)	778,140
29,700	Nuance Communications, Inc. (b)	759,726
18,620	Red Hat, Inc. (b)	1,115,152
5,810	salesforce.com, Inc. (b)	897,703

		6,618,610

	Specialty Retail - 1.07%
9,780	Home Depot, Inc.	492,032
5,270	O’Reilly Automotive, Inc. (b)	481,415
19,690	Williams Sonoma, Inc.	737,981

		1,711,428

	Thrifts & Mortgage Finance - 0.46%
149,000	MGIC Investment Corp. (a)(b)	739,040

	Trading Companies & Distributors - 0.32%
7,890	Wesco International, Inc. (b)	515,296

	Total Common Stocks (Cost $136,693,441)	147,288,922

	REAL ESTATE INVESTMENT TRUSTS - 0.45%
	Real Estate Investment Trusts - 0.45%
98,910	iStar Financial, Inc. (a)(b)	717,097

	Total Real Estate Investment Trusts (Cost $664,622)	717,097

	SHORT TERM INVESTMENTS - 7.99%
	Money Market Funds - 7.99%
12,815,706	Federated Prime Obligations Fund Effective Yield, 0.20%	12,815,706

	Total Short Term Investments (Cost $12,815,706)	12,815,706

Number of Shares		Value

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 1.54%
	Money Market Funds - 1.54%
2,467,655	First American Government Obligations Fund Effective Yield, 0.02%	$2,467,655

	Total Investments Purchased as Securities Lending Collateral (Cost $2,467,655)	2,467,655

	Total Investments (Cost $152,641,424) - 101.77%	163,289,380
	Liabilities in Excess of Other Assets - (1.77)%	(2,833,981)

	TOTAL NET ASSETS - 100.00%	$160,455,399

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a)	All or portion of this security is on loan.
(b)	Non-income producing security.

See notes to financial statements.

GuideMarkSM Global Real Return Fund
SCHEDULE OF INVESTMENTS
March 31, 2012

Number of Shares		Value

	INVESTMENT COMPANIES - 99.61%
	Exchange Traded Funds - 99.61%
77,953	Energy Select Sector SPDR Fund (a)	$5,591,569
32,480	Market Vectors Gold Miners ETF	1,610,034
19,175	PowerShares DB Agriculture Fund (a)(b)	538,818
586,825	PowerShares DB Commodity Index Tracking Fund (a)(b)	16,888,823
37,667	PowerShares DB Energy Fund (b)	1,131,893
39,825	PowerShares DB Gold Fund (a)(b)	2,301,088
136,741	PowerShares Global Agriculture ETF (a)	4,129,578
228,641	SPDR Barclays Capital TIPS ETF (a)	13,341,202
171,839	SPDR DB International Government Inflation-Protected Bond ETF	10,387,668
371,647	SPDR Dow Jones International Real Estate ETF (a)	13,684,043
164,356	SPDR Dow Jones REIT ETF	11,641,335
80,373	SPDR Metals and Mining ETF (a)	3,994,538
495,522	SPDR S&P Global Natural Resources ETF (a)	26,099,144
85,367	SPDR S&P International Energy Sector ETF (a)	2,229,786

		113,569,519

	Total Investment Companies (Cost $118,588,917)	113,569,519

Number of Shares		Value

	SHORT TERM INVESTMENTS - 0.53%
	Money Market Funds - 0.53%
600,268	Federated Prime Obligations Fund Effective Yield, 0.20%	$600,268

	Total Short Term Investments (Cost $600,268)	600,268

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 20.34%
	Money Market Funds - 20.34%
23,182,671	First American Government Obligations Fund Effective Yield, 0.02%	23,182,671

	Total Investments Purchased as Securities Lending Collateral (Cost $23,182,671)	23,182,671

	Total Investments (Cost $142,371,856) - 120.48%	137,352,458
	Liabilities in Excess of Other Assets - (20.48)%	(23,349,121)

	TOTAL NET ASSETS - 100.00%	$114,003,337

Percentages are stated as a percent of net assets.
(a)	All or portion of this security is on loan.
(b)	Non-income producing security.

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS
March 31, 2012

Principal Amount		Value

	ASSET BACKED SECURITIES - 2.19%
255,967	Accredited Mortgage Loan Trust
	Series 2005-3, 0.482%,
	09/25/2035 (e)	$242,070
	Brazos Higher Education Authority
976,955	Series 2005-3, 0.684%,
	09/25/2023 (e)	961,701
800,000	Series A-2, 1.410%,
	07/25/2029 (e)	781,792
	CIT Mortgage Loan Trust
129,755	Series 2007-1, 1.242%, 10/25/2037
	(Acquired 10/05/2007,
	Cost $129,755) (c)(e)	128,878
550,000	Series 2007-1, 1.492%, 10/25/2037
	(Acquired 10/05/2007,
	Cost $550,000) (c)(e)	431,325
	CNH Equipment Trust
816,555	Series 2010-C, 1.170%,
	05/15/2015	818,288
740,000	Series 2011-A, 2.040%,
	10/17/2016	760,930
1,185,000	Series 2012-A, 0.940%,
	05/15/2017 (e)	1,187,424
72,976	Conseco Finance Securitizations Corp.
	Series 2000-4, 8.310%,
	05/01/2032	50,492
80,163	Countrywide Asset-Backed
	Certificates
	Series 2005-4, 4.456%,
	10/25/2035 (e)	77,321
	Countrywide Home Equity Loan
	Trust
177,937	Series 2004-R, 0.492%,
	03/15/2030 (e)	105,866
251,620	Series 2004-N, 0.522%,
	02/15/2034 (e)	152,175
281,442	Series 2004-O, 0.522%,
	02/15/2034 (e)	174,114
345,883	Education Funding Capital Trust I
	Series 2004-1, 0.634%,
	12/15/2022 (e)	343,329
1,300,000	Educational Services of America, Inc.
	Series 2012-1, 1.684%, 09/25/2040
	(Acquired 03/01/2012,
	Cost $1,300,000) (c)(e)	1,292,212

Principal Amount		Value

	ASSET BACKED SECURITIES (Continued)
	GCO Education Loan Funding Trust
100,000	Series 2006-1, 0.681%,
	02/25/2028 (e)	$85,789
100,000	Series 2006-1, 0.721%,
	05/25/2036 (e)	81,798
423,218	Goal Capital Funding Trust
	Series 2010-1, 1.191%, 08/25/2048
	(Acquired 05/17/2010,
	Cost $416,275) (c)(e)	407,593
441,152	Knowledgeworks Foundation
	Series 2010-1, 1.441%,
	02/25/2042 (e)	426,892
625,555	Morgan Stanley
	Series 2003-N, 1.262%,
	10/25/2033 (e)	483,659
128,949	Northstar Education Finance, Inc.
	Series 2005-1, 0.653%,
	10/28/2026 (e)	125,438
826,118	Panhandle-Plains Higher Education
	Authority, Inc.
	Series 2010-2, 1.711%,
	10/01/2035 (e)	825,248
148,046	Residential Asset Mortgage
	Products, Inc.
	Series 2004-R, 0.722%,
	03/25/2034 (e)	99,774
199,607	U.S. Education Loan Trust, LLC
	Series 2006-1, 0.618%, 03/01/2025
	(Acquired 08/06/2010,
	Cost $195,116) (c)(e)	193,346

	Total Asset Backed Securities
	(Cost $10,824,019)	10,237,454

	COLLATERALIZED MORTGAGE
	OBLIGATIONS - 3.32%
110,000	Bank of America Corp.
	Series 2007-5, 5.620%,
	02/10/2051	117,041
	Bear Stearns Commercial Mortgage
	Securities
3,250,000	Series 2006-PW13, 5.540%,
	09/11/2041	3,696,378
2,288,884	Series 2004-PWR5, 4.831%,
	07/11/2042	2,363,567

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	COLLATERALIZED MORTGAGE
	OBLIGATIONS (Continued)
658,509	Bear Stearns Trust
	Series 2005-2, 2.781%,
	04/25/2035 (e)	$496,080
	Chase Mortgage Financial Trust
201,912	Series 2007-A1, 2.831%,
	02/25/2037 (e)	199,369
515,943	Series 2007-A1, 2.718%,
	02/25/2037 (e)	498,006
	Countrywide Alternative Loan Trust
1,101,694	Series 2005-27, 1.719%,
	08/25/2035 (e)	693,524
502,616	Series 2005-36, 2.729%,
	08/25/2035 (e)	350,822
1,846,634	Series 2007-16CB, 6.000%,
	08/25/2037	1,380,491
	Countrywide Home Loans, Inc.
97,027	Series 2003-52, 2.668%,
	02/19/2034 (e)	87,026
37,324	Series 2004-HYB6, 2.726%,
	11/20/2034 (e)	30,494
252,632	Series 2005-11, 0.542%,
	03/25/2035 (e)	161,858
578,608	Series 2005-R1, 0.602%, 03/25/2035
	(Acquired 03/04/2005,
	Cost $578,608) (c)(e)	455,404
392,183	Series 2005-11, 2.917%,
	04/25/2035 (e)	192,550
21,830	First Horizon Mortgage Trust
	Series 2004-AR6, 2.628%,
	12/25/2034 (e)	20,582
469,554	GS Mortgage Securities Corp.
	Series 2005-GG4, 4.680%,
	07/10/2039	475,734
439,609	IndyMac Mortgage Loan Trust
	Series 2005-16IP, 0.562%,
	07/25/2045 (e)	304,983
	JPMorgan Mortgage Trust
379,432	Series 2007-A1, 2.807%,
	07/25/2035 (e)	361,552
321,600	Series 2007-A1, 2.777%,
	07/25/2035 (e)	310,658
367,512	Series 2007-A1, 2.853%,
	07/25/2035 (e)	341,827

Principal Amount		Value

	COLLATERALIZED MORTGAGE
	OBLIGATIONS (Continued)
377,243	Lehman Brothers-UBS Commercial
	Mortgage Trust
	Series 2005-C3, 4.664%,
	07/15/2030	$384,230
349,505	Master Reperforming Loan Trust
	Series 2005-1, 7.000%, 08/25/2034
	(Acquired 03/09/2005,
	Cost $360,378) (c)	358,860
309,456	MLCC Mortgage Investors, Inc.
	Series 2004-A3, 5.005%,
	05/25/2034 (e)	310,441
1,792,475	Prime Mortgage Trust
	Series 2006-DR1, 6.000%,
	05/25/2035 (Acquired 10/25/2006,
	Cost $1,779,871) (c)	1,430,423
333,305	Residential Asset Mortgage
	Products, Inc.
	Series 2004-SL4, 7.500%,
	07/25/2032	317,947
70,977	Structured Adjustable Rate
	Mortgage Loan
	Series 2004-5, 2.530%,
	05/25/2034 (e)	68,205
76,585	Washington Mutual
	Series 2004-AR3, 2.550%,
	06/25/2034 (e)	76,012

	Total Collateralized Mortgage
	Obligations (Cost $16,818,507)	15,484,064

	CORPORATE OBLIGATIONS - 31.88%
	Agricultural Products - 0.15%
575,000	Lorillard Tobacco Co.
	8.125%, 06/23/2019	714,932

	Auto Components - 0.30%
1,375,000	Johnson Controls, Inc.
	1.750%, 03/01/2014	1,398,294

	Banks - 2.73%
1,150,000	Canadian Imperial Bank of Commerce
	1.450%, 09/13/2013	1,161,967
400,000	Capital One Capital III
	7.686%, 08/15/2036 (e)	404,000
250,000	Capital One Financial Corp.
	8.800%, 07/15/2019	306,099

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Banks (Continued)
755,000	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA
	2.125%, 10/13/2015	$760,738
760,000	Glitnir Bank
	6.693%, 06/15/2016 (e)(f)	3,876
800,000	HSBC Capital Funding LP (c)(e)	772,076
250,000	Kaupthing Bank Hf
	7.125%, 05/19/2016 (f)(i)	1,275
400,000	KeyCorp
	5.100%, 03/24/2021	441,682
410,000	Lloyds TSB Bank PLC
	6.375%, 01/21/2021	440,840
325,000	National City Preferred Capital
	Trust I
	12.000%, 12/30/2049 (e)	346,908
	PNC Funding Corp.
845,000	4.250%, 09/21/2015	923,417
905,000	3.300%, 03/08/2022	897,187
755,000	Royal Bank of Canada
	1.150%, 03/13/2015	755,195
	Royal Bank of Scotland Group Plc
140,000	5.000%, 11/12/2013	140,658
625,000	4.875%, 08/25/2014
	(Acquired 08/18/2009 through
	08/19/2009, Cost $622,701) (c)	649,880
250,000	Sovereign Bank
	8.750%, 05/30/2018	293,962
1,275,000	SunTrust Banks, Inc.
	3.500%, 01/20/2017	1,301,929
2,075,000	U.S. Bancorp
	2.200%, 11/15/2016	2,117,562
400,000	Union Bank, NA
	3.000%, 06/06/2016	414,351
600,000	Westpac Banking Corp.
	2.250%, 11/19/2012	606,504

		12,740,106

	Beverages - 0.61%
955,000	PepsiCo, Inc.
	2.500%, 05/10/2016	999,552

Principal Amount		Value

	Beverages (Continued)
1,825,000	The Coca-Cola Co.
	0.750%, 11/15/2013	$1,833,705

		2,833,257

	Biotechnology - 0.30%
385,000	Genzyme Corp.
	5.000%, 06/15/2020	445,327
920,000	Gilead Sciences, Inc.
	2.400%, 12/01/2014	952,397

		1,397,724

	Capital Markets - 2.52%
1,955,000	Bear Stearns Companies, Inc.
	7.250%, 02/01/2018	2,360,262
1,050,000	Goldman Sachs Group, Inc.
	5.950%, 01/18/2018	1,132,464
	Merrill Lynch & Co, Inc.
1,775,000	6.400%, 08/28/2017	1,937,922
800,000	6.500%, 07/15/2018	870,795
	Morgan Stanley
600,000	5.950%, 12/28/2017	618,501
125,000	6.625%, 04/01/2018	131,789
	State Street Corp.
595,000	4.300%, 05/30/2014	638,045
1,115,000	2.875%, 03/07/2016	1,163,365
	The Bank of New York Mellon Corp.
740,000	1.500%, 01/31/2014 (a)	749,053
760,000	4.300%, 05/15/2014	814,262
1,175,000	Wachovia Corp.
	5.750%, 02/01/2018	1,367,815

		11,784,273

	Chemicals - 0.59%
	Dow Chemical Co.
725,000	7.600%, 05/15/2014	821,338
700,000	4.250%, 11/15/2020	735,114
	Ecolab, Inc.
335,000	2.375%, 12/08/2014	347,202
450,000	3.000%, 12/08/2016	468,416
375,000	4.350%, 12/08/2021	398,331

		2,770,401

	Commercial Services & Supplies - 0.07%
350,000	International Lease Finance Corp.
	5.750%, 05/15/2016	349,924

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Communications - 0.24%
730,000	Rogers Cable, Inc.
	5.500%, 03/15/2014	$791,397
325,000	Telefonica Emisiones SAU
	3.992%, 02/16/2016	323,778

		1,115,175

	Computers & Peripherals - 0.14%
	Hewlett Packard Co.
250,000	3.000%, 09/15/2016	257,067
375,000	2.600%, 09/15/2017	375,242

		632,309

	Consumer Finance - 2.03%
650,000	American Express Co.
	8.150%, 03/19/2038	962,464
1,405,000	American Express Credit Corp.
	5.125%, 08/25/2014	1,528,941
820,000	Capital One Financial Corp.
	2.125%, 07/15/2014	825,132
1,020,000	Caterpillar Financial Services Corp.
	6.125%, 02/17/2014	1,121,717
1,350,000	John Deere Capital Corp.
	4.900%, 09/09/2013	1,433,500
	SLM Corp.
430,000	5.000%, 10/01/2013	440,750
1,140,000	5.375%, 05/15/2014	1,177,754
675,000	Total Capital International SA
	2.875%, 02/17/2022	648,614
1,350,000	Toyota Motor Credit Corp.
	2.050%, 01/12/2017	1,371,743

		9,510,615

	Containers & Packaging - 0.02%
75,000	Rock-Tenn Co.
	5.625%, 03/15/2013	77,250

	Diversified Financial
	Services - 3.06%
	Bank of America Corp.
740,000	6.500%, 08/01/2016	814,390
175,000	5.875%, 01/05/2021	185,439
100,000	5.000%, 05/13/2021	100,336
1,200,000	5.700%, 01/24/2022	1,272,695
369,000	Citigroup Capital XXI
	8.300%, 12/21/2077 (e)	373,428

Principal Amount		Value

	Diversified Financial Services (Continued)
	Citigroup, Inc.
450,000	5.000%, 09/15/2014	$466,301
690,000	6.010%, 01/15/2015	750,171
350,000	4.450%, 01/10/2017	367,020
1,180,000	6.125%, 11/21/2017	1,318,653
250,000	4.500%, 01/14/2022	251,472
300,000	Discover Bank
	8.700%, 11/18/2019	373,860
350,000	First Niagara Financial Group, Inc.
	6.750%, 03/19/2020	383,951
300,000	FUEL Trust
	3.984%, 12/15/2022
	(Acquired 06/14/2011,
	Cost $300,000) (c)	304,656
	General Electric Capital Corp.
1,610,000	5.625%, 05/01/2018	1,868,572
370,000	5.300%, 02/11/2021	401,436
1,840,000	5.875%, 01/14/2038	2,029,581
1,400,000	JPMorgan Chase & Co.
	3.450%, 03/01/2016	1,461,057
500,000	JPMorgan Chase Capital XXV
	6.800%, 10/01/2037	505,300
750,000	National Rural Utilities Cooperative
	Finance Corp.
	1.125%, 11/01/2013	755,537
300,000	NCUA Guaranteed Notes
	3.000%, 06/12/2019	319,362

		14,303,217

	Diversified Manufacturing - 0.52%
	Cooper U.S., Inc.
780,000	2.375%, 01/15/2016	799,854
485,000	3.875%, 12/15/2020	517,527
	Tyco Electronics Group SA
540,000	1.600%, 02/03/2015	541,323
500,000	6.550%, 10/01/2017	592,675

		2,451,379

	Diversified Telecommunication
	Services - 1.52%
	AT&T, Inc.
725,000	2.950%, 05/15/2016	766,870
25,000	3.875%, 08/15/2021	26,495
695,000	5.350%, 09/01/2040	741,769
525,000	France Telecom SA
	4.375%, 07/08/2014	560,933

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Diversified Telecommunication
	Services (Continued)
425,000	Qwest Corp.
	8.375%, 05/01/2016	$509,967
1,610,000	SBC Communications, Inc.
	5.100%, 09/15/2014	1,773,177
190,000	Telecom Italia Capital
	6.999%, 06/04/2018	203,300
365,000	Verizon Communications, Inc.
	3.500%, 11/01/2021	374,175
1,565,000	Verizon Wireless Capital LLC
	8.500%, 11/15/2018	2,151,667

		7,108,353

	Educational Services - 0.20%
825,000	Rensselaer Polytechnic Institute
	5.600%, 09/01/2020	925,637

	Electric Utilities - 0.96%
	Arizona Public Service Co.
275,000	8.750%, 03/01/2019	357,149
175,000	5.050%, 09/01/2041	187,088
695,000	Columbus Southern Power Co.
	5.500%, 03/01/2013	724,103
375,000	IPALCO Enterprises, Inc.
	5.000%, 05/01/2018	375,000
375,000	Nevada Power Co.
	5.875%, 01/15/2015	421,903
1,075,000	PSI Energy, Inc.
	6.050%, 06/15/2016	1,247,193
700,000	Union Electric Co.
	6.700%, 02/01/2019	861,503
300,000	Westar Energy, Inc.
	6.000%, 07/01/2014	329,271

		4,503,210

	Electrical Equipment - 0.03%
137,000	L-3 Communications Holdings, Inc.
	6.375%, 10/15/2015	140,596

	Energy Equipment & Services - 0.35%
340,000	Cameron International Corp.
	6.375%, 07/15/2018	402,084
625,000	Halliburton Co.
	3.250%, 11/15/2021 (a)	643,189
480,000	Pride International, Inc.
	6.875%, 08/15/2020	586,307

		1,631,580

Principal Amount		Value

	Environmental Services - 0.06%
275,000	Xylem, Inc.
	3.550%, 09/20/2016
	(Acquired 09/15/2011,
	Cost $274,475) (c)	$284,210

	Food Products - 0.10%
375,000	Kraft Foods, Inc.
	6.500%, 02/09/2040	463,095

	Health Care Equipment & Supplies - 0.69%
605,000	Baxter International, Inc.
	1.850%, 01/15/2017	613,407
730,000	Becton Dickinson & Co.
	3.250%, 11/12/2020	758,185
775,000	Covidien International Finance SA
	2.800%, 06/15/2015	808,031
150,000	DENTSPLY International, Inc.
	2.750%, 08/15/2016	150,938
825,000	Medtronic, Inc.
	3.000%, 03/15/2015	874,507

		3,205,068

	Health Care Providers & Services - 0.97%
175,000	Cigna Corp.
	2.750%, 11/15/2016	177,374
	Express Scripts, Inc.
960,000	6.250%, 06/15/2014	1,055,909
325,000	3.125%, 05/15/2016	338,751
500,000	HCA, Inc.
	7.875%, 02/15/2020	551,875
500,000	McKesson Corp.
	4.750%, 03/01/2021	566,148
	UnitedHealth Group, Inc.
1,150,000	4.875%, 02/15/2013	1,191,749
650,000	2.875%, 03/15/2022	637,388

		4,519,194

	Independent Power Producers &
	Energy Traders - 0.27%
	Exelon Generation Co., LLC
540,000	5.200%, 10/01/2019	600,299
550,000	6.250%, 10/01/2039	645,868

		1,246,167

	Industrial Conglomerates - 0.29%
1,145,000	Koninklijke Philips Electronics NV
	5.750%, 03/11/2018	1,339,650

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Insurance - 1.24%
425,000	CNA Financial Corp. 7.350%, 11/15/2019	$496,862
400,000	MetLife Capital Trust X 9.250%, 04/08/2068 (Acquired 04/26/2010, Cost $471,499) (c)(e)	484,000
960,000	MetLife, Inc. 5.000%, 11/24/2013	1,019,773
1,025,000	New York Life Global Funding 3.000%, 05/04/2015 (Acquired 03/19/2012, Cost $1,078,487) (d)	1,079,689
525,000	Prudential Financial, Inc. 4.500%, 11/15/2020	557,991
100,000	Reinsurance Group of America, Inc. 6.750%, 12/15/2065 (e)	92,573
200,000	Transatlantic Holdings, Inc. 8.000%, 11/30/2039	223,561
1,240,000	Travelers Property Casualty Corp. 5.000%, 03/15/2013	1,292,817
500,000	Willis North America, Inc. 6.200%, 03/28/2017	560,101
		5,807,367
	Life Sciences Tools & Services - 0.25%
	Life Technologies Corp.
150,000	6.000%, 03/01/2020	171,879
200,000	5.000%, 01/15/2021	216,941
350,000	PerkinElmer, Inc. 5.000%, 11/15/2021	366,161
375,000	Thermo Fisher Scientific, Inc. 3.600%, 08/15/2021	396,602
		1,151,583
	Machinery - 0.16%
650,000	Eaton Corp. 5.600%, 05/15/2018	767,727
	Media - 1.82%
1,385,000	CBS Corp. 3.375%, 03/01/2022	1,339,749
	Comcast Corp.
1,000,000	6.300%, 11/15/2017	1,207,923
670,000	5.875%, 02/15/2018	793,927

Principal Amount		Value
	Media (Continued)
	DIRECTV Holdings, LLC
1,010,000	3.500%, 03/01/2016	$1,061,729
425,000	3.800%, 03/15/2022 (Acquired 03/05/2012, Cost $424,822) (a)(c)	420,026
285,000	6.350%, 03/15/2040	316,390
500,000	Dish DBS Corp. 7.125%, 02/01/2016	555,625
725,000	NBCUniversal Media LLC 2.875%, 04/01/2016	754,120
375,000	News America, Inc. 6.150%, 02/15/2041	431,130
1,120,000	Time Warner Cable, Inc. 6.750%, 07/01/2018	1,368,300
225,000	WPP Finance UK 8.000%, 09/15/2014	258,113
		8,507,032
	Metals & Mining - 0.85%
715,000	BHP Billiton Finance USA Ltd. 1.125%, 11/21/2014	720,420
450,000	Cliffs Natural Resources, Inc. 4.875%, 04/01/2021	466,983
965,000	Freeport-McMoRan Copper & Gold, Inc. 3.550%, 03/01/2022	928,714
475,000	Newmont Mining Corp. 3.500%, 03/15/2022	458,570
765,000	Rio Tinto Finance USA Ltd. 2.500%, 05/20/2016	793,654
	Teck Resources Ltd.
112,000	10.750%, 05/15/2019	139,306
435,000	6.000%, 08/15/2040	459,677
		3,967,324
	Multi-Utilities - 0.15%
600,000	Sempra Energy 6.500%, 06/01/2016	709,912
	Office Electronics - 0.18%
775,000	Xerox Corp. 4.250%, 02/15/2015	823,709
	Oil & Gas - 3.67%
	Anadarko Petroleum Corp.
400,000	6.375%, 09/15/2017	475,845
150,000	8.700%, 03/15/2019	197,264

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued) Oil & Gas (Continued)
200,000	6.450%, 09/15/2036	$232,280
450,000	Apache Corp. 3.625%, 02/01/2021 (a)	475,480
630,000	BP Capital Markets Plc 3.561%, 11/01/2021	650,037
	BP Capital Plc
1,395,000	3.200%, 03/11/2016	1,479,423
350,000	4.500%, 10/01/2020	385,156
1,000,000	Canadian Natural Resources Ltd. 3.450%, 11/15/2021	1,016,128
	Energy Transfer Partners LP
613,000	8.500%, 04/15/2014	693,037
525,000	9.000%, 04/15/2019	651,954
300,000	5.200%, 02/01/2022	314,439
375,000	Enterprise Products Operating LP 8.375%, 08/01/2066 (e)	409,122
	Husky Energy, Inc.
465,000	5.900%, 06/15/2014	509,229
995,000	3.950%, 04/15/2022	1,003,754
725,000	Marathon Oil Corp. 6.000%, 10/01/2017	848,489
	Nexen, Inc.
150,000	5.875%, 03/10/2035	155,520
175,000	7.500%, 07/30/2039	215,572
775,000	ONEOK Partners LP 6.125%, 02/01/2041	866,629
	Petrobras International Finance Co.
375,000	3.500%, 02/06/2017	385,301
610,000	5.375%, 01/27/2021	659,861
235,000	6.875%, 01/20/2040	278,444
460,000	Petroleos Mexicanos 8.000%, 05/03/2019	584,200
	Phillips 66 Company
520,000	1.950%, 03/05/2015	523,968
1,305,000	4.300%, 04/01/2022 (Acquired 03/07/2012, Cost $1,301,907) (c)	1,330,130
475,000	Schlumberger Investment SA 3.300%, 09/14/2021 (Acquired 09/07/2011 through 03/20/2012, Cost $476,811) (c)	482,214
405,000	Spectra Energy Partners LP 4.600%, 06/15/2021	420,584

Principal Amount		Value
	Oil & Gas (Continued)
425,000	Transocean, Inc. 6.000%, 03/15/2018	$471,076
	Valero Energy Corp.
275,000	9.375%, 03/15/2019	360,690
275,000	6.625%, 06/15/2037	300,264
275,000	Weatherford International Ltd. 9.625%, 03/01/2019	364,943
375,000	Western Gas Partners, LP 5.375%, 06/01/2021	402,731
		17,143,764
	Pharmaceuticals - 1.14%
325,000	Aristotle Holdings, Inc.
	3.500%, 11/15/2016
	(Acquired 11/14/2011,
	Cost $324,912) (c)	339,840
	Novartis Capital Corp.
1,225,000	2.900%, 04/24/2015	1,306,291
500,000	4.400%, 04/24/2020	568,021
	Sanofi-Aventis SA
1,195,000	1.625%, 03/28/2014	1,219,280
795,000	4.000%, 03/29/2021	867,487
975,000	Teva Pharmaceutical Finance
	3.000%, 06/15/2015	1,027,014
		5,327,933
	Pipelines - 1.10%
600,000	Duke Energy, Inc.
	5.668%, 08/15/2014	650,507
	Enterprise Products Operating LLC
1,000,000	5.650%, 04/01/2013	1,044,637
525,000	6.125%, 10/15/2039	593,310
575,000	Spectra Energy Capital LLC
	5.650%, 03/01/2020	646,927
	TransCanada Pipelines Ltd.
775,000	7.625%, 01/15/2039	1,100,264
300,000	6.350%, 05/15/2067 (e)	310,419
700,000	Transocean, Inc.
	6.500%, 11/15/2020	783,997
		5,130,061
	Real Estate - 1.14%
	Developers Diversified Realty Corp.
145,000	9.625%, 03/15/2016	175,701
375,000	7.500%, 04/01/2017	425,925
350,000	ERP Operating LP
	4.625%, 12/15/2021	369,234

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Real Estate (Continued)
775,000	HCP, Inc.
	5.375%, 02/01/2021	$836,602
	Health Care Property Investments, Inc.
125,000	6.300%, 09/15/2016	140,407
200,000	6.000%, 01/30/2017	222,495
	Health Care REIT, Inc.
475,000	3.625%, 03/15/2016	482,476
555,000	5.250%, 01/15/2022	581,647
250,000	Kilroy Realty Corp.
	5.000%, 11/03/2015	267,235
	Simon Property Group LP
315,000	5.750%, 12/01/2015	355,499
925,000	2.800%, 01/30/2017	948,199
500,000	4.125%, 12/01/2021	525,693
		5,331,113
	Road & Rail - 0.24%
500,000	Burlington Northern Santa Fe LLC
	7.950%, 08/15/2030	682,644
425,000	Canadian Pacific Railway Ltd.
	4.500%, 01/15/2022	439,470
		1,122,114
	Semiconductor & Semiconductor
	Equipment - 0.59%
755,000	Analog Devices, Inc.
	3.000%, 04/15/2016	795,885
955,000	Applied Materials, Inc.
	2.650%, 06/15/2016	991,708
	Intel Corp.
350,000	1.950%, 10/01/2016	360,870
580,000	3.300%, 10/01/2021	600,446
		2,748,909
	Thrifts & Mortgage Finance - 0.02%
85,000	Santander Holdings USA, Inc.
	4.625%, 04/19/2016	86,212
	Tobacco - 0.31%
	Altria Group, Inc.
500,000	9.700%, 11/10/2018	680,294
240,000	9.250%, 08/06/2019	323,193
375,000	Philip Morris International, Inc.
	6.375%, 05/16/2038	467,713
		1,471,200

Principal Amount		Value
	Wireless Telecommunication
	Services - 0.30%
1,435,000	Vodafone Group Plc
	1.625%, 03/20/2017	$1,416,598
	Total Corporate Obligations
	(Cost $143,170,242)	148,958,174
	FOREIGN GOVERNMENT DEBT
	OBLIGATIONS - 0.34%
1,270,000	Colombia Republic
	4.375%, 07/12/2021	1,387,475
156,000	United Mexican States
	6.750%, 09/27/2034	201,240
	Total Foreign Government Debt
	Obligations (Cost $1,475,038)	1,588,715
	MORTGAGE BACKED SECURITIES - 28.45%
	Federal Home Loan Mortgage Corp.
1,000,000	Series 2590, 5.000%, 03/15/2018	1,084,484
800,000	Series K-703,
	2.699%, 05/25/2018 (e)	831,038
13,279	Pool #E9-9763,
	4.500%, 09/01/2018	14,507
13,536	Pool #E9-9764,
	4.500%, 09/01/2018	14,788
600,000	Series K-705,
	2.303%, 09/25/2018 (e)	608,687
900,000	Series K-706,
	2.323%, 10/25/2018	913,170
1,000,000	Series K-005,
	4.317%, 11/25/2019	1,117,027
271,114	Pool #D9-6291,
	4.500%, 09/01/2023	292,301
671,881	Series 2329,
	6.500%, 06/15/2031	739,525
367,950	Series 2338,
	6.500%, 07/15/2031	423,981
585,425	Pool #78-0447,
	2.484%, 04/01/2033 (e)	613,116
1,414,860	Pool #G0-8085,
	5.000%, 10/01/2035	1,526,346
620	Pool #A4-3129,
	5.500%, 02/01/2036	681
736,641	Pool #G0-4585,
	5.500%, 02/01/2038	801,899

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	MORTGAGE BACKED
	SECURITIES (Continued)
153,675	Pool #G0-4836,
	5.500%, 04/01/2038	$167,289
4,541,299	Pool #A8-9148,
	4.000%, 10/01/2039	4,754,356
	Federal National Mortgage Association
3,000,000	Pool #TBA,
	3.500%, 04/15/2041 (g)	3,081,563
13,000,000	Pool #TBA,
	4.500%, 04/15/2041 (g)	13,830,782
494,523	Pool #467626,
	3.740%, 05/01/2018	535,865
4,231	Pool #685505,
	5.000%, 05/01/2018	4,629
4,537	Pool #705709,
	5.000%, 05/01/2018	4,952
1,700,000	Pool #958815,
	4.506%, 06/01/2019	1,891,956
2,070,280	Pool #FN0001,
	3.763%, 12/01/2020	2,229,007
1,539,114	Pool #AD3775,
	4.500%, 03/01/2025	1,667,024
733,169	Pool #AD5693,
	4.500%, 05/01/2025	785,393
3,312,666	Pool #AH6301,
	4.000%, 05/01/2026	3,520,162
430,588	Pool #544859,
	2.978%, 08/01/2029 (e)	450,658
474,345	Pool #786848,
	7.000%, 10/01/2031	549,452
29,173	Pool #727181,
	5.000%, 08/01/2033	31,984
10,515	Pool #730727,
	5.000%, 08/01/2033	11,546
2,657	Pool #741862,
	5.500%, 09/01/2033	2,920
3,475	Pool #766197,
	5.500%, 02/01/2034	3,820
591	Pool #776974,
	5.500%, 04/01/2034	654
358,842	Pool #888504,
	2.317%, 04/01/2034 (e)	373,169
20,074	Pool #775776,
	5.500%, 05/01/2034	22,063

Principal Amount		Value

	MORTGAGE BACKED
	SECURITIES (Continued)
470,497	Pool #725705,
	5.000%, 08/01/2034	$510,213
382,545	Pool #802783,
	2.362%, 10/01/2034 (e)	407,322
33,642	Pool #781629,
	5.500%, 12/01/2034	36,976
1,056	Pool #806098,
	6.000%, 12/01/2034	1,174
3,197,497	Pool #735224,
	5.500%, 02/01/2035	3,514,378
6,297,235	Pool #AB0074,
	5.000%, 02/01/2035	6,863,542
407,934	Pool #735504,
	6.000%, 04/01/2035	455,792
26,183	Pool #822815,
	5.500%, 04/01/2035	28,755
26,830	Pool #357850,
	5.500%, 07/01/2035	29,489
28,507	Pool #820242,
	5.000%, 07/01/2035	31,302
2,288,820	Pool #820345,
	5.000%, 09/01/2035	2,475,340
4,862	Pool #838452,
	5.500%, 09/01/2035	5,354
1,492,222	Pool #844158,
	5.000%, 11/01/2035	1,613,826
602,396	Pool #745755,
	5.000%, 12/01/2035	652,051
62,595	Pool #848939,
	6.500%, 01/01/2036	70,658
25,404	Pool #851639,
	6.500%, 01/01/2036	28,541
279,697	Pool #888022,
	5.000%, 02/01/2036	302,491
29,364	Pool #865854,
	6.000%, 03/01/2036	32,598
44,859	Pool #891474,
	6.000%, 04/01/2036	49,799
261,216	Pool #897776,
	6.500%, 09/01/2036	293,477
197,521	Pool #897505,
	6.500%, 12/01/2036	221,915
55,299	Pool #906000,
	6.000%, 01/01/2037	61,095

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	MORTGAGE BACKED
	SECURITIES (Continued)
481	Pool #928062,
	5.500%, 02/01/2037	$528
774	Pool #899119,
	5.500%, 04/01/2037	851
878	Pool #938488,
	5.500%, 05/01/2037	965
1,198	Pool #970131,
	5.500%, 03/01/2038	1,317
976	Pool #981313,
	5.500%, 06/01/2038	1,073
1,240	Pool #985108,
	5.500%, 07/01/2038	1,362
469	Pool #964930,
	5.500%, 08/01/2038	515
700	Pool #987032,
	5.500%, 08/01/2038	769
646	Pool #968371,
	5.500%, 09/01/2038	710
350,042	Pool #AD0095,
	6.000%, 11/01/2038	386,077
429	Pool #993050,
	5.500%, 12/01/2038	472
277	Pool #MC0018,
	5.500%, 12/01/2038	303
148,026	Pool #AA8715,
	4.000%, 06/01/2039	157,637
20,699	Pool #AA9133,
	4.500%, 08/01/2039	22,514
41,166	Pool #AC2861,
	4.500%, 08/01/2039	44,775
84,183	Pool #AC6121,
	4.500%, 11/01/2039	91,564
28,835	Pool #AC8372,
	4.500%, 12/01/2039	31,363
753,941	Pool #AD0586,
	4.500%, 12/01/2039	820,044
894,495	Pool #AD5574,
	5.000%, 04/01/2040	966,830
3,455,023	Pool #AD5661,
	5.000%, 05/01/2040	3,768,205
3,716,995	Pool #AD6949,
	5.500%, 06/01/2040	4,086,655
4,304,197	Pool #AB1231,
	5.000%, 07/01/2040	4,695,785

Principal Amount		Value

	MORTGAGE BACKED
	SECURITIES (Continued)
1,648,547	Pool #AH1089,
	4.000%, 11/01/2040	$1,730,085
1,904,720	Pool #AA4757,
	4.000%, 12/01/2040	1,998,928
357,067	Pool #AE8893,
	4.000%, 12/01/2040	374,728
141,488	Pool #AE7893,
	4.000%, 01/01/2041	148,486
334,358	Pool #AH2999,
	4.000%, 01/01/2041	350,896
2,418,362	Pool #AH3373,
	5.000%, 01/01/2041	2,638,510
370,216	Pool #AH4763,
	4.000%, 01/01/2041	388,527
519,159	Pool #AB2265,
	4.000%, 02/01/2041	551,083
263,395	Pool #AH5653,
	4.000%, 02/01/2041	278,874
109,527	Pool #AH5783,
	4.000%, 02/01/2041	114,995
555,294	Pool #AL0934,
	5.000%, 02/01/2041	600,199
354,859	Pool #AL0146,
	4.000%, 03/01/2041	377,900
5,075,902	Pool #AH8854,
	4.500%, 04/01/2041	5,452,663
363,050	Pool #AL0215,
	4.500%, 04/01/2041	389,918
3,501,289	Pool #AL0247,
	4.000%, 04/01/2041	3,716,590
1,508,571	Pool #AI1856,
	4.500%, 05/01/2041	1,625,752
471,803	Pool #AL0187,
	5.000%, 05/01/2041	509,956
3,503,469	Pool #AL0208,
	4.500%, 05/01/2041	3,763,067
69,069	Pool #AL0456,
	5.000%, 06/01/2041	74,654
3,304,530	Pool #AB3395,
	4.500%, 08/01/2041	3,550,777
311,326	Pool #AI8154,
	4.000%, 08/01/2041	326,870
218,946	Pool #AI8842,
	4.500%, 08/01/2041	233,695

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	MORTGAGE BACKED
	SECURITIES (Continued)
78,311	Pool #AL0815,
	4.000%, 09/01/2041	$83,396
25,701	Pool #AJ1562,
	4.000%, 10/01/2041	27,369
30,085	Pool #AJ1972,
	4.000%, 10/01/2041	32,038
5,048,540	Pool #AJ2212,
	4.500%, 10/01/2041	5,412,295
55,470	Pool #AJ3146,
	4.500%, 10/01/2041	59,207
280,609	Pool #AJ4044,
	4.000%, 10/01/2041	298,829
41,122	Pool #AJ4756,
	4.000%, 10/01/2041	43,792
3,194,095	Pool #AL0933,
	5.000%, 10/01/2041	3,459,379
1,945,456	Pool #AB3876,
	4.000%, 11/01/2041	2,053,485
30,895	Pool #AJ3330,
	4.000%, 11/01/2041	32,901
35,287	Pool #AJ4549,
	4.000%, 11/01/2041	37,578
25,168	Pool #AJ4698,
	4.000%, 11/01/2041	26,802
55,260	Pool #AJ5424,
	4.000%, 11/01/2041	58,848
33,508	Pool #AJ7840,
	4.000%, 11/01/2041	35,684
33,166	Pool #AB3995,
	4.000%, 12/01/2041	35,319
275,940	Pool #AB4054,
	4.000%, 12/01/2041	293,857
34,220	Pool #AI0848,
	4.000%, 12/01/2041	36,442
30,842	Pool #AJ4187,
	4.000%, 12/01/2041	32,845
41,386	Pool #AJ5736,
	4.000%, 12/01/2041	44,073
38,927	Pool #AJ6061,
	4.000%, 12/01/2041	41,454
531,733	Pool #AJ7684,
	4.000%, 12/01/2041	566,258

Principal Amount		Value

	MORTGAGE BACKED
	SECURITIES (Continued)
28,278	Pool #AJ7868,
	4.000%, 12/01/2041	$30,114
58,355	Pool #AJ8104,
	4.000%, 12/01/2041	62,144
34,001	Pool #AJ8109,
	4.000%, 12/01/2041	36,208
24,914	Pool #AJ8171,
	4.000%, 12/01/2041	26,532
44,515	Pool #AJ8341,
	4.000%, 12/01/2041	47,405
65,645	Pool #AJ8436,
	4.000%, 12/01/2041	69,908
26,584	Pool #AJ8912,
	4.000%, 12/01/2041	28,310
33,197	Pool #AJ9248,
	4.000%, 12/01/2041	35,352
39,673	Pool #AJ7538,
	4.000%, 01/01/2042	42,249
44,606	Pool #AJ8369,
	4.000%, 01/01/2042	47,503
36,186	Pool #AJ9162,
	4.000%, 01/01/2042	38,535
198,926	Pool #AJ9330,
	4.000%, 01/01/2042	211,842
25,640	Pool #AJ9779,
	4.000%, 01/01/2042	27,305
31,980	Pool #AK0170,
	4.000%, 01/01/2042	34,057
68,888	Pool #AK0543,
	4.000%, 01/01/2042	73,361
27,587	Pool #AK0563,
	4.000%, 01/01/2042	29,378
61,120	Pool #AK1827,
	4.000%, 01/01/2042	65,088
	Government National Mortgage Association
1,000,000	Pool #TBA,
	3.500%, 04/15/2041 (g)	1,042,344
274,144	Pool #752842X,
	3.950%, 07/15/2025	291,021
48,486	Pool #614436X,
	5.000%, 08/15/2033	53,903
773,495	Pool #618907X,
	5.000%, 09/15/2033	856,782

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	MORTGAGE BACKED
	SECURITIES (Continued)
108,164	Pool #605098X,
	5.000%, 03/15/2034	$119,811
90,014	Pool #520279X,
	5.000%, 11/15/2034	99,791
1,490,859	Pool #644812X,
	6.000%, 05/15/2035	1,695,499
1,747,678	Pool #688021X,
	6.000%, 10/15/2038	1,973,370
254,225	Pool #736686X,
	5.000%, 02/15/2039	281,123
2,033,528	Pool #782858X,
	6.000%, 03/15/2039	2,296,134
1,877,828	Pool #723248,
	5.000%, 10/15/2039	2,088,829
703,532	Pool #726382,
	5.000%, 10/15/2039	782,584
527,172	Pool #782916X,
	5.500%, 02/15/2040	590,635
2,102,537	Pool #752631C,
	4.500%, 10/20/2040	2,304,843

	Total Mortgage Backed Securities
	(Cost $128,919,620)	132,958,160

	MUNICIPAL DEBT OBLIGATIONS - 0.72%
	California, GO,
230,000	7.500%, 04/01/2034	292,431
175,000	7.950%, 03/31/2036	203,037
315,000	Illinois, GO,
	7.350%, 07/01/2035	369,054
942,379	Missouri Higher Education Loan
	Authority, Series A-1, Revenue Bond,
	1.441%, 11/26/2032 (e)	935,396
	South Carolina Student Loan Corp.,
	Series A-1, Revenue Bond,
609,549	0.588%, 12/03/2018 (e)	603,747
1,000,000	0.617%, 12/02/2019 (e)	956,310

	Total Municipal Debt Obligations
	(Cost $3,221,437)	3,359,975

Number of Shares

	PREFERRED STOCKS - 0.10%
	Diversified Financial Services - 0.10%
14,200	Citigroup Capital XII	363,520
44,650	Federal Home Loan Mortgage
	Corp. (b)(k)	62,064

Number of Shares		Value

	Diversified Financial Services (Continued)
32,350	Federal National Mortgage
	Association (b)(k)	$44,643
1,300	Federal National Mortgage
	Association (b)(i)(k)	2,353

	Total Preferred Stocks
	(Cost $2,349,217)	472,580

Principal Amount

	SUPRANATIONAL OBLIGATIONS - 1.06%
	Banks - 1.06%
4,000,000	Inter-American Development Bank
	0.500%, 05/29/2014	3,983,684
900,000	North American Development Bank
	4.375%, 02/11/2020	986,495

		4,970,179

	Total Supranational Obligations
	(Cost $4,547,830)	4,970,179

	US GOVERNMENT AGENCY ISSUE - 2.83%
	Federal Home Loan Banks
2,700,000	0.210%, 01/04/2013	2,700,470
1,200,000	5.625%, 06/11/2021(a)	1,513,527
	Federal Home Loan Mortgage Corp.
300,000	0.500%, 10/15/2013	300,132
1,300,000	1.000%, 03/08/2017	1,283,503
1,400,000	2.375%, 01/13/2022	1,377,333
	Federal National Mortgage Association
200,000	4.125%, 04/15/2014	215,070
1,700,000	0.625%, 10/30/2014	1,707,895
2,312,265	New Valley Generation
	Series 2000-1,
	7.299%, 03/15/2019	2,786,280
1,200,000	Tennessee Valley Authority
	4.375%, 06/15/2015	1,337,119

	Total US Government Agency Issue
	(Cost $12,643,036)	13,221,329

	U.S. TREASURY OBLIGATIONS - 27.10%
	U.S. Treasury Bonds - 3.81%
100,000	5.000%, 05/15/2037	131,109
700,000	4.375%, 11/15/2039	841,203
2,200,000	4.375%, 05/15/2040	2,644,125
1,200,000	4.250%, 11/15/2040	1,413,376
100,000	4.750%, 02/15/2041	127,469
500,000	4.375%, 05/15/2041	601,172

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	U.S. TREASURY OBLIGATIONS (Continued)
	U.S. Treasury Bonds (Continued)
10,420,000	3.750%, 08/15/2041	$11,266,625
800,000	3.125%, 02/15/2042	767,000

	U.S. Treasury Notes - 23.29%
252,130	3.000%, 07/15/2012 (h)	257,960
107,238	0.625%, 04/15/2013 (h)	110,103
1,500,000	0.375%, 07/31/2013	1,502,169
7,900,000	0.250%, 10/31/2013 (j)	7,893,830
4,400,000	0.250%, 11/30/2013	4,396,049
3,900,000	0.125%, 12/31/2013	3,887,204
122,671	2.000%, 01/15/2014 (h)	131,181
2,400,000	1.250%, 02/15/2014	2,440,970
3,700,000	0.625%, 07/15/2014	3,718,500
6,900,000	0.375%, 11/15/2014	6,883,826
2,700,000	0.250%, 12/15/2014	2,684,181
1,068,363	1.625%, 01/15/2015 (h)	1,164,766
900,000	0.250%, 01/15/2015	894,235
5,400,000	0.250%, 02/15/2015	5,362,033
5,100,000	0.375%, 03/15/2015	5,081,074
116,531	1.875%, 07/15/2015 (h)	130,078
17,715,000	2.000%, 01/31/2016	18,555,081
8,245,000	2.000%, 04/30/2016	8,638,575
6,600,000	0.875%, 11/30/2016	6,573,191
5,240,000	0.875%, 01/31/2017	5,208,481
600,000	0.875%, 02/28/2017	595,875
800,000	1.375%, 12/31/2018	791,688
11,955,000	2.000%, 11/15/2021	11,771,013
10,375,000	2.000%, 02/15/2022	10,177,232

	Total U.S. Treasury Obligations (Cost $126,271,994)	126,641,374

Number of Shares

	WARRANTS - 0.00%
	Warrant - 0.00%
272	Semgroup Corp. (d) Expiration: November, 2014 Exercise Price: $1.00	2,018

	Total Warrants (Cost $0)	2,018

	SHORT TERM INVESTMENTS - 3.82%
	Money Market Funds - 2.34%
10,951,263	Federated Prime Obligations Fund Effective Yield, 0.20%	10,951,263

Principal Amount		Value

	Repurchase Agreement - 1.48%
6,900,000	Merrill Lynch Repurchase Agreement 0.140%, 04/02/2012 (Collateralized by various U.S. Government Agency Issues, value $7,005,387, 0.200% to 5.000%, 10/05/12 to 01/13/22)	$6,900,000

	Total Short Term Investments (Cost $17,851,263)	17,851,263

Number of Shares

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 0.47%
	Money Market Funds - 0.46%
2,166,596	First American Government Obligations Fund Effective Yield, 0.02%	2,166,596
4,931	Reserve Primary Fund (i)	191

	Total Money Market Funds (Cost $2,170,851)	2,166,787

Principal Amount

	Cash - 0.01%
28,536	Cash	28,536

	Total Cash (Cost $28,536)	28,536

	Total Investments Purchased as Securities Lending Collateral (Cost $2,199,387)	2,195,323

	Total Investments (Cost $470,291,590) - 102.28%	477,940,608
	Liabilities in Excess of Other Assets - (2.28)%	(10,659,507)

	TOTAL NET ASSETS - 100.00%	$467,281,101

See notes to financial statements.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Percentages are stated as a percent of net assets.
Principal Amounts are denominated in the currency in which the security was purchased.

(a)	All or portion of this security is on loan.
(b)	Non-income producing.
(c)

Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $9,765,073, which represents 2.09% of total net assets.

(d)

Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as illiquid securities according to the Fund’s liquidity guidelines. The value of these securities total $1,081,707, which represents 0.23% of total net assets.

(e)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2012.
(f)	Non-income producing. Security is treated as an illiquid security according to the Fund’s liquidity guidelines. Item identified as in default as to payment of interest.
(g)	Security purchased on a when-issued basis. On March 31, 2012, the total value of investments purchased on a when-issued basis was $17,954,689, which represents 3.84% of total net assets.
(h)	Represents a U.S. Treasury Inflation-Protected Security.
(i)	As of March 31, 2012, the Fund has fair valued this security and deemed it illiquid. The value of these securities was $3,819, which represents 0.00% of total net assets.
(j)	Partially assigned as collateral for certain futures contracts.
(k)	Variable Rate Security.

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF FORWARD SALE COMMITMENTS
March 31, 2012

Description	Principal Amount	Settlement Date	Proceeds Received	Value

Federal National Mortgage Association, Pool #TBA, 5.500%, 04/15/2041	$1,000,000	4/12/2012	$1,077,188	$1,080,313

GuideMarkSM Core Fixed Income Fund
SCHEDULE OF OPEN FUTURES CONTRACTS
March 31, 2012

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)

Eurodollar 90 Day Futures	134	33,113,075	Sep-14	$(17,142)
Eurodollar 90 Day Futures	(134)	(32,868,525)	Sep-15	28,645
U.S. Treasury 5 Year Note Futures	111	13,601,836	Jul-12	(28,016)
U.S. Treasury 10 Year Note Futures	15	1,942,266	Jul-12	925
U.S. Treasury Long Bond Futures	10	1,377,780	Jul-12	(16)
U.S. Treasury Ultra Bond Futures	25	3,774,219	Jul-12	(182,965)

				$(198,569)

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS
March 31, 2012

Principal Amount		Value

	MUNICIPAL DEBT OBLIGATIONS - 99.48%
	Alabama - 0.64%
$500,000	Mobile Industrial Development
	Board Pollution Control,
	Revenue Bond,
	4.875%, 06/01/2034 (a)	$520,100

	Arizona - 3.13%
750,000	Phoenix Civic Improvement
	Wastewater System, Refunding,
	Revenue Bond,
	5.000%, 07/01/2020	859,005
500,000	Pinal County Industrial Development
	Authority Correctional Facilities,
	Revenue Bond, ACA Insured,
	5.250%, 10/01/2015	524,330
1,000,000	Salt River Project, Series A,
	Revenue Bond,
	5.000%, 01/01/2021	1,163,700

		2,547,035

	Arkansas - 0.64%
500,000	University of Arkansas, Series A,
	Revenue Bond,
	4.125%, 11/01/2030	525,225

	California - 10.25%
445,000	California Economic Recovery,
	Series A, Refunding, GO,
	5.250%, 07/01/2021	529,804
155,000	California Health Facilities
	Financing Authority, Series A,
	Revenue Bond,
	5.000%, 08/15/2051	163,061
400,000	California Municipal Finance
	Authority, Mobile Home Park,
	Series A, Refunding, Revenue Bond,
	6.400%, 08/15/2045	425,772
500,000	California Statewide Communities
	Development Authority, Refunding,
	Revenue Bond,
	6.125%, 07/01/2046	530,345
400,000	California Statewide Communities
	Development Authority, Series A,
	Revenue Bond, ACA Insured,
	5.625%, 08/01/2034	407,020

Principal Amount		Value

	California (Continued)
$1,000,000	California, GO,
	6.500%, 04/01/2033	$1,210,850
1,000,000	Gilroy Unified School District, GO,
	Assured Guaranty Insured,
	6.000%, 08/01/2025	1,185,080
	Golden State Tobacco Securitization,
	Series A, Refunding, Revenue Bond,
175,000	5.125%, 06/01/2047	120,878
325,000	5.750%, 06/01/2047	249,060
700,000	Golden State Tobacco Securitization,
	Series A, Revenue Bond,
	5.000%, 06/01/2017	701,274
1,000,000	Los Angeles Department of Airports,
	Series A, Refunding, Revenue Bond,
	5.250%, 05/15/2029	1,125,410
580,000	Los Angeles Unified School District,
	Series F, GO, FGIC Insured,
	5.000%, 07/01/2021	614,133
500,000	San Francisco Steinhart Aquarium,
	Series F, GO,
	5.000%, 06/15/2023	514,755
500,000	San Mateo Joint Powers Financing
	Authority, Series A, Refunding,
	Revenue Bond,
	5.250%, 07/15/2025	568,970

		8,346,412

	Colorado - 0.95%
700,000	Regional Transportation District,
	Revenue Bond,
	6.000%, 01/15/2026	773,388

	Connecticut - 2.00%
	Connecticut Health & Educational
	Facilities Authority, Series A,
	Refunding, Revenue Bond,
1,000,000	5.000%, 07/01/2025	1,161,800
450,000	4.000%, 07/01/2049 (a)	464,566

		1,626,366

	Delaware - 0.59%
500,000	New Castle County, Revenue Bond,
	5.000%, 09/01/2036	483,555

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Florida - 1.11%
$300,000	Brevard County Health Facilities
	Authority, Revenue Bond,
	7.000%, 04/01/2039	$348,072
500,000	Miami-Dade County Health
	Facilities, Series A, Refunding,
	Revenue Bond,
	5.250%, 08/01/2021	553,935

		902,007

	Georgia - 2.45%
500,000	Atlanta Water & Wastewater,
	Revenue Bond,
	6.250%, 11/01/2039	573,935
1,000,000	Fulton County School District,
	Refunding, GO,
	5.250%, 01/01/2014	1,084,450
325,000	Marietta Development Authority,
	Revenue Bond,
	7.000%, 06/15/2039	332,475

		1,990,860

	Hawaii - 0.69%
500,000	Hawaii, Series DJ, GO,
	5.000%, 04/01/2024	565,840

	Idaho - 2.10%
500,000	Boise State University, Series A,
	Refunding, Revenue Bond,
	4.000%, 04/01/2022	560,780
1,000,000	Boise-Kuna District, Revenue Bond,
	7.375%, 06/01/2034	1,151,900

		1,712,680

	Illinois - 4.31%
225,000	Illinois Financial Authority,
	Revenue Bond,
	7.000%, 08/15/2044	251,831
400,000	Markham, Series A, GO,
	6.000%, 02/01/2025	424,316
445,000	Markham, Series C, GO,
	4.750%, 02/01/2017	450,950
400,000	Northlake, GO, FGIC Insured,
	5.000%, 12/01/2029	423,976

Principal Amount		Value

	Illinois (Continued)
	Railsplitter Tobacco Settlement
	Authority, Revenue Bond,
$750,000	5.000%, 06/01/2018	$846,787
500,000	6.250%, 06/01/2024	551,940
500,000	University of Illinois, Series C,
	Revenue Bond,
	5.000%, 04/01/2026	557,985

		3,507,785

	Indiana - 3.43%
500,000	Fishers Industry Redevelopment
	District, Saxony Project,
	Revenue Bond,
	5.250%, 07/15/2034	545,595
1,000,000	Indiana State Finance Authority,
	Series A, Refunding,
	Revenue Bond,
	5.000%, 02/01/2021	1,205,820
400,000	Sheridan Community School’s
	Building Corporation, Revenue
	Bond, FSA Insured,
	5.500%, 07/15/2020	468,316
500,000	Tri-Creek Middle School Building
	Corporation, Revenue Bond,
	FSA Insured,
	5.250%, 07/15/2021	570,080

		2,789,811

	Iowa - 1.92%
600,000	Iowa Finance Authority Pollution
	Control, Revenue Bond,
	FGIC Insured,
	5.000%, 07/01/2014	646,938
750,000	Iowa Finance Authority,
	Revenue Bond,
	5.000%, 08/01/2018	914,393

		1,561,331

	Kansas - 0.45%
560,000	Wyandotte County/Kansas City
	Unified Government, Series B,
	Refunding, Revenue Bond,
	0.000%, 06/01/2021 (b)	369,891

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Kentucky - 1.26%
$1,000,000	Pikeville Hospital, Revenue Bond,
	3.000%, 09/01/2013	$1,022,510

	Louisiana - 1.94%
800,000	Louisiana Citizens Property,
	Revenue Bond,
	6.750%, 06/01/2026	939,960
500,000	Louisiana Public Facilities Authority,
	Revenue Bond,
	5.500%, 05/15/2032	639,625

		1,579,585

	Maryland - 2.34%
325,000	Anne Arundel County, Tax Allocation,
	6.100%, 07/01/2040	335,189
600,000	Maryland Department of
	Transportation County T
	Construction, Revenue Bond,
	5.500%, 02/01/2017	724,662
400,000	Maryland Economic Development
	Corporation, Series A, Revenue Bond,
	5.750%, 06/01/2035	422,884
400,000	Maryland Student Housing
	Economic Development,
	Revenue Bond,
	5.750%, 06/01/2033	420,240

		1,902,975

	Massachusetts - 5.44%
430,000	Massachusetts Development
	Finance Agency, Series A,
	Revenue Bond,
	5.450%, 04/15/2014	446,977
1,000,000	Massachusetts Health & Educational
	Facilities Authority, Revenue Bond,
	5.500%, 07/01/2032	1,356,960
	Massachusetts Health & Educational
	Facilities Authority, Series A,
	Refunding, Revenue Bond,
500,000	5.000%, 12/15/2029	581,310
785,000	5.500%, 11/15/2036	937,753
500,000	Massachusetts Health & Educational
	Facilities Authority, Series B,
	Revenue Bond,
	5.000%, 10/01/2038	559,140

Principal Amount		Value

	Massachusetts (Continued)
$500,000	Massachusetts, Series D,
	Refunding, GO,
	4.250%, 10/01/2027	$546,535

		4,428,675

	Michigan - 1.05%
800,000	Lansing School District, Refunding,
	GO, Q-SBLF Insured,
	5.000%, 05/01/2017	854,096

	Minnesota - 3.65%
700,000	Minneapolis & St. Paul Housing
	and Redevelopment Authority
	Health Care, Revenue Bond,
	4.000%, 08/15/2015	750,512
500,000	Minnesota, Series B, GO,
	5.000%, 08/01/2021	620,120
560,000	Rochester Health Care Facilities
	Mayo Clinic, Series C,
	Revenue Bond,
	4.500%, 11/15/2038 (a)	646,890
410,000	St. Paul Housing & Redevelopment
	Authority, Refunding,
	Revenue Bond,
	5.700%, 11/01/2015	410,000
500,000	Tobacco Securitization Authority,
	Series B, Revenue Bond,
	5.250%, 03/01/2031	544,715

		2,972,237

	Missouri - 4.74%
810,000	Hannibal Industrial Development
	Authority, Hannibal Regional
	Hospital, Refunding, Revenue Bond,
	5.250%, 09/01/2018	846,774
700,000	Missouri Development Finance Board,
	Revenue Bond,
	5.750%, 06/01/2034	729,316
500,000	Missouri Health & Educational
	Facilities Authority, Series A,
	Revenue Bond,
	5.375%, 03/15/2039	570,370
1,000,000	Missouri Highway & Transportation
	Commission, Series B,
	Revenue Bond,
	5.000%, 05/01/2024	1,132,750

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Missouri (Continued)
$500,000	St. Louis Airport, Revenue Bond,
	6.625%, 07/01/2034	$577,020

		3,856,230

	Nebraska - 0.71%
500,000	Omaha Public Power Distributors,
	Series B, Revenue Bond,
	5.000%, 02/01/2027	579,950

	New Jersey - 1.41%
500,000	New Jersey State Transportation
	Trust Fund Authority, Series A,
	Refunding, Revenue Bond,
	5.500%, 12/15/2021	612,975
500,000	New Jersey State Transportation
	Trust Fund Authority, Series B,
	Revenue Bond,
	5.000%, 06/15/2042	537,335

		1,150,310

	New York - 9.89%
325,000	Brooklyn Arena Local Development
	Corporation, Revenue Bond,
	6.500%, 07/15/2030	366,334
480,000	Hudson Yards Infrastructure Corp.,
	Series A, Revenue Bond
	5.750%, 02/15/2047	536,822
1,000,000	Metropolitan Transportation
	Authority, Series F,
	Revenue Bond,
	5.000%, 11/15/2014	1,106,770
	New York Dormitory Authority,
	Revenue Bond,
325,000	6.125%, 12/01/2029	343,769
400,000	5.000%, 10/01/2041	448,564
250,000	New York Dormitory Authority,
	Series 1, Refunding,
	Revenue Bond,
	5.000%, 07/01/2024	293,108
300,000	New York Dormitory Authority,
	Series A, Refunding,
	Revenue Bond,
	4.000%, 07/01/2037	298,098

Principal Amount		Value

	New York (Continued)
$250,000	New York Dormitory Authority,
	Series B, Refunding,
	Revenue Bond,
	5.000%, 07/01/2038	$279,745
500,000	New York Environmental Facilities,
	Revenue Bond,
	5.500%, 10/15/2027	655,735
	New York State Liberty
	Development Corp., Refunding
	Revenue Bond,
180,000	5.000%, 09/15/2040	196,657
320,000	5.000%, 09/15/2043	336,643
500,000	New York State Liberty
	Development Corp.,
	Revenue Bond,
	5.750%, 11/15/2051	560,340
900,000	New York, GO,
	5.375%, 04/01/2036	1,007,406
500,000	New York, Series E, GO,
	4.000%, 12/15/2027	541,345
500,000	Sales Tax Asset Receivable Corp.,
	Series A, Revenue Bond,
	5.250%, 10/15/2019	558,975
500,000	Tobacco Settlement Financing,
	Revenue Bond,
	5.250%, 06/01/2021	524,940

		8,055,251

	North Carolina - 0.69%
500,000	North Carolina Capital Facilities
	Finance Agency, Series B,
	Refunding, Revenue Bond,
	5.000%, 10/01/2038	561,040

	Ohio - 2.56%
500,000	Buckeye Tobacco Settlement
	Financial Authority, Series A,
	Revenue Bond,
	5.875%, 06/01/2047	375,090
500,000	Ohio Air Quality Development
	Authority, Series A,
	Revenue Bond,
	5.700%, 08/01/2020	564,940

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Ohio (Continued)
$1,000,000	Ohio, Series A, GO,
	5.000%, 09/01/2015	$1,141,290

		2,081,320

	Oregon - 0.56%
400,000	Clackamas County School District,
	GO,
	5.000%, 06/15/2021 (a)	459,584

	Pennsylvania - 9.79%
1,250,000	Allegheny County Hospital
	Development Authority,
	Series A, Revenue Bond,
	5.000%, 09/01/2014	1,374,337
200,000	Allegheny County Industrial
	Development Authority,
	Refunding, Revenue Bond,
	6.500%, 05/01/2017	211,914
880,000	Blair County, Series A,
	Refunding, GO,
	5.375%, 08/01/2015	979,862
500,000	Butler County Hospital Authority,
	Revenue Bond,
	7.125%, 07/01/2029	602,940
1,000,000	Lycoming County College,
	Revenue Bond,
	5.500%, 07/01/2026	1,142,270
200,000	Montgomery County Industrial
	Development Authority,
	Revenue Bond,
	6.000%, 02/01/2021	196,096
400,000	Pennsylvania Economic Development
	Financing Authority, Albert Einstein
	Health Care, Series A, Refunding,
	Revenue Bond,
	6.250%, 10/15/2023	446,992
325,000	Pennsylvania Economic Development
	Financing Authority, Allegheny
	Energy Supply, Revenue Bond,
	7.000%, 07/15/2039	369,320
	Pennsylvania Higher Educational
	Facilities Authority, Revenue Bond,
500,000	5.250%, 07/01/2019	553,160
400,000	5.800%, 07/01/2030	426,368

Principal Amount		Value

	Pennsylvania (Continued)
$1,000,000	Pennsylvania, Refunding, GO,
	5.250%, 02/01/2014	$1,087,900
500,000	Philadelphia Gas Works, Refunding,
	Revenue Bond,
	5.250%, 08/01/2017	575,950

		7,967,109

	Puerto Rico - 1.67%
	Puerto Rico Aqueduct & Sewer
	Authority, Series A, Refunding,
	Revenue Bond,
85,000	5.250%, 07/01/2042	83,851
120,000	6.000%, 07/01/2047	126,464
375,000	Puerto Rico Commonwealth,
	Series A, Refunding, Revenue Bond,
	Assured Guaranty Insured,
	5.000%, 07/01/2016	414,405
620,000	Puerto Rico Commonwealth,
	Series B, Prerefunded,
	Refunding, GO,
	5.250%, 07/01/2032	733,975

		1,358,695

	South Dakota - 0.64%
500,000	South Dakota Housing Development
	Authority, Series A, Revenue Bond,
	4.250%, 05/01/2015	524,630

	Texas - 9.79%
430,000	Central Texas Regional Mobility
	Authority, Revenue Bond,
	6.000%, 01/01/2041	469,981
635,000	Clifton Texas Higher Education
	Finance Corporation, Series A,
	Refunding, Revenue Bond,
	4.000%, 12/01/2015	658,165
515,000	Frisco Texas Independent School
	District, Series A, GO,
	6.000%, 08/15/2038	619,416
425,000	Harris County Industrial
	Development, Revenue Bond,
	5.000%, 02/01/2023	451,333
500,000	Houston, GO,
	5.250%, 03/01/2028	570,655
580,000	La Porte Independent School
	District, GO,
	5.250%, 02/15/2024	640,013

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Texas (Continued)
$200,000	Lower Colorado River Authority,
	Series B, Refunding,
	Revenue Bond, FSA Insured,
	6.000%, 05/15/2013	$200,814
500,000	Mansfield Independent
	School District, GO,
	1.750%, 08/01/2042	505,345
500,000	North Texas Tollway Authority,
	Series A, Refunded,
	Revenue Bond,
	6.000%, 01/01/2019	596,875
250,000	North Texas Tollway Authority,
	Series A, Revenue Bond,
	5.000%, 09/01/2020	295,462
770,000	North Texas Tollway Authority,
	Series E, Refunding,
	Revenue Bond,
	5.750%, 01/01/2038 (a)	885,893
400,000	Texas Private Activity Surface
	Transportation Corp.,
	LBJ Infrastructure,
	Revenue Bond,
	7.500%, 06/30/2033	479,980
445,000	Texas Private Activity Surface
	Transportation Corp.,
	Revenue Bond,
	7.500%, 12/31/2031	532,376
500,000	Texas Transportation Commission,
	Revenue Bond,
	5.000%, 04/01/2018	592,855
400,000	Texas, Series A, GO,
	5.000%, 04/01/2022	467,720

		7,966,883

Principal Amount		Value

	Utah - 1.46%
$1,000,000	Utah Associated Municipal Power
	Systems San Juan Project,
	Refunding, Revenue Bond,
	5.500%, 06/01/2022	$1,189,160

	Virginia - 2.13%
1,000,000	Henry County Public Service
	Authority Water & Sewer,
	Refunding, Revenue Bond,
	FSA Insured,
	5.500%, 11/15/2019	1,205,250
400,000	Virginia College Building Authority
	Educational Facilities,
	Revenue Bond,
	5.750%, 01/01/2034	531,788

		1,737,038

	Washington - 0.68%
500,000	King County Hospital, Refunding,
	GO, MBIA Insured,
	5.000%, 12/01/2021	550,695

	Wisconsin - 2.42%
195,000	Badger Tobacco Asset Securitization,
	Revenue Bond,
	6.125%, 06/01/2027	196,837
500,000	Southeast Wisconsin Professional
	Baseball Park Sales Tax, Series A,
	Revenue Bond, MBIA Insured,
	5.500%, 12/15/2026	580,365
1,000,000	Wisconsin, Series A, Refunding,
	Revenue Bond,
	6.000%, 05/01/2033	1,189,230

		1,966,432

	Total Municipal Debt Obligations
	(Cost $74,503,619)	80,986,691

See notes to financial statements.

GuideMarkSM Tax-Exempt Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Number of Shares		Value

	SHORT TERM INVESTMENTS - 0.47%
	Money Market Funds - 0.47%
381,452	Fidelity Tax Exempt Portfolio
	Effective Yield, 0.01%	$381,452

	Total Short Term Investments
	(Cost $381,452)	381,452

	Total Investments
	(Cost $74,885,071) - 99.95%	81,368,143
	Other Assets in Excess
	of Liabilities - 0.05%	40,747

	TOTAL NET ASSETS - 100.00%	$81,408,890

Percentages are stated as a percent of net assets.
(a)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2012.
(b)	Zero coupon bond.

Glossary of Terms
ACA	- American Capital Access
FGIC	- Financial Guaranty Insurance Corp.
FSA	- Financial Security Assurance, Inc.
GO	- General Obligation
MBIA	- Municipal Bond Investors Assurance Corp.
Q-SBLF	- Qualified School Board Loan

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS
March 31, 2012

Principal Amount		Value

	ASSET BACKED SECURITIES - 0.87%
892,323	Diamond Resorts Owner Trust
	2011-1A, 4.000%, 03/20/2023
	(Acquired 04/21/2011,
	Cost $886,158) (b)	$900,487
	GSAA Trust
825,514	2005-11, 0.522%, 10/25/2035 (d)	629,274
451,003	2006-20, 0.312%, 01/25/2037 (d)	206,570
370,000	Sierra Receivables Funding
	Company, LLC 2012-1A,
	2.840%, 11/20/2028 (Acquired
	03/14/2012, Cost $369,922) (b)	371,545

	Total Asset Backed Securities
	(Cost $2,153,379)	2,107,876

	BANK LOANS - 2.73%
284,508	Armstrong World Industries, Inc.
	4.000%, 03/10/2018	284,045
125,000	Blackboard, Inc.
	7.500%, 09/23/2018	124,590
295,000	Cequel Communication
	Holdings I, LLC
	4.000%, 01/31/2019	292,695
115,000	CommScope, Inc.
	4.250%, 01/14/2018	115,231
714,173	CPG International, Inc.
	6.000%, 01/26/2017	689,177
104,738	Crown Castle International Corp.
	4.000%, 01/25/2019	104,330
80,000	DS Waters of America, Inc.
	10.500%, 07/20/2017	79,250
184,938	Eastman Kodak Co.
	8.500%, 04/20/2013	187,250
299,242	Edwards Extended
	5.500%, 05/31/2016	297,092
205,000	Energy Transfer Equity, L.P.
	3.750%, 03/21/2017	201,370
	Epicor Software Corp.
160,202	5.000%, 05/11/2018	159,176
144,798	5.000%, 05/16/2018	143,870
269,126	Grifols, Inc.
	4.500%, 06/04/2017	269,799
185,000	Health Management Associates Inc.
	3.250%, 11/18/2016	177,099

Principal Amount		Value

	BANK LOANS (Continued)
140,000	Kabel Deutschland Holding AG
	4.250%, 02/01/2019	$139,944
125,000	Kindred Healthcare, Inc.
	5.250%, 02/07/2018	120,313
105,000	Kronos Worldwide, Inc.
	6.250%, 12/12/2017	106,313
70,000	Lawson Software, Inc.
	0.000%, 03/30/2018 (e)	69,300
290,000	Level 3 Financing
	5.750%, 09/01/2018	293,335
	MetroPCS Communications, Inc.
70,719	4.000%, 05/18/2018	70,330
95,798	4.000%, 05/18/2018	95,272
133,482	4.000%, 05/18/2018	132,748
150,000	Monitronics International, Inc.
	5.500%, 03/16/2018	150,312
125,000	MultiPlan, Inc.
	4.750%, 08/26/2017	123,984
300,000	NBTY, Inc.
	4.250%, 10/01/2017	300,750
	Nortek, Inc.
287,744	5.250%, 04/12/2017	287,984
832	5.250%, 04/12/2017	832
312	6.250%, 04/12/2017	312
115,000	NXP Semiconductors NV
	0.000%, 02/16/2019 (e)	114,138
125,000	PQ Corp.
	6.750%, 07/30/2015 (d)	120,469
288,713	Quintiles Corp.
	5.000%, 05/26/2018	289,796
205,000	Rexnord Corp.
	5.000%, 04/01/2018	205,301
75,000	The TriZetto Group, Inc.
	4.750%, 04/04/2018	75,000
180,000	TI Automotive Ltd.
	6.750%, 03/07/2018	181,237
124,684	Univar, Inc.
	5.000%, 06/30/2017	125,113
114,711	Verint Systems, Inc.
	4.500%, 10/06/2017	114,568
380,000	Visant Holding Corp.
	5.250%, 12/31/2016	370,104

	Total Bank Loans
	(Cost $6,574,731)	6,612,429

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	COLLATERALIZED MORTGAGE
	OBLIGATIONS - 5.13%
	American Home Mortgage Investment Trust
394,015	2005-2, 2.240%, 09/25/2045 (d)	$311,411
295,142	2005-2, 2.240%, 09/25/2045 (d)	244,557
238,482	2005-4, 0.532%, 11/25/2045 (d)	158,682
217,803	2006-1, 0.382%, 03/26/2046 (d)	148,852
188,611	Bank of America Mortgage Securities, Inc.
	2005-A, 2.990%, 02/25/2035 (d)	166,132
285,357	Bear Stearns Adjustable Rate
	Mortgage Trust 2004-1, 2.825%,
	04/25/2034 (d)	231,087
240,000	Bear Stearns Commercial Mortgage
	Securities 2003-PWR2, 5.810%,
	05/11/2039 (Acquired 03/06/2012,
	Cost $246,862) (b)(d)	241,882
835,000	CFCRE Commercial Mortgage Trust
	2011-C1, 5.551%,
	04/15/2044 (Acquired
	04/19/2011 and 05/17/2011,
	Cost $828,545) (b)(d)	714,247
626,319	Citigroup Mortgage Loan Trust, Inc.
	2005-11, 2.580%, 10/25/2035 (d)	561,795
229,619	Citimortgage Alternative Loan Trust
	6.000%, 07/25/2036	172,643
115,131	Countrywide Home Loans
	2005-11, 0.512%, 04/25/2035 (d)	74,016
140,000	CW Capital Cobalt Ltd.
	2007-C2, 5.526%, 04/15/2047 (d)	137,058
1,255,000	DBUBS Mortgage Trust
	2011-LC1, 5.557%,
	11/13/2046 (Acquired
	04/15/2011 and 06/20/2011,
	Cost $1,211,671) (b)(d)	1,153,752
612,872	GMAC Mortgage Corp. Loan Trust
	2005-AR3, 2.877%,
	06/19/2035 (d)	572,319
880,000	GS Mortgage Securities Corp. II
	2007-GG10, 5.787%,
	08/10/2045 (d)	788,336
	GSR Mortgage Loan Trust
72,366	2004-14, 2.893%, 12/25/2034 (d)	54,080
253,832	2005-AR4, 5.396%,
	07/25/2035 (d)	216,329

Principal Amount		Value

	COLLATERALIZED MORTGAGE
	OBLIGATIONS (Continued)
725,285	Impac Secured Assets CMN Owner Trust
	2007-2, 0.352%, 05/25/2037 (d)	$355,048
66,527	IndyMac Index Mortgage Loan Trust
	2005-AR16IP, 0.562%,
	07/25/2045 (d)	46,154
1,100,000	JPMorgan Chase Commercial
	Mortgage Securities Corp
	2010-C1, 6.314%, 06/17/2043
	(Acquired 04/12/2011,
	Cost $1,121,547) (b)(d)	1,090,070
400,000	Morgan Stanley Capital I
	2011-C2, 5.318%, 06/17/2044
	(Acquired 06/22/2011,
	Cost $339,143) (b)(d)	347,552
1,200,000	Morgan Stanley Re-REMIC Trust
	2010-GG10, 5.787%,
	08/15/2045 (Acquired
	04/01/2011 and 02/09/2012,
	Cost 1,232,717) (b)(d)	1,241,787
153,076	New York Mortgage Trust
	2006-1, 2.906%, 05/25/2036 (d)	124,782
	Residential Accredit Loans, Inc.
837,194	2005-QA12, 4.053%,
	12/25/2035 (d)	515,542
695,415	2006-QO7, 0.959%,
	09/25/2046 (d)	312,895
	Residential Funding Mortgage
	Securities I
240,367	FLT, 2.908%, 08/25/2035 (d)	199,478
161,129	2006-S1, 5.750%, 01/25/2036	149,703
464,837	Structured Adjustable Rate Mortgage
	Loan Trust
	2005-14, 0.552%, 07/25/2035 (d)	283,117
	WaMu Mortgage Pass-Through Certificate
60,616	2006-AR17, 0.969%,
	12/25/2046 (d)	44,247
117,394	2007-OA3, 0.919%,
	04/25/2047 (d)	83,465
	Wells Fargo Mortgage Backed
	Securities Trust
249,469	2005-AR3, 2.711%,
	03/25/2035 (d)	240,832
233,453	2005-11, 5.500%, 11/25/2035	238,709

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	COLLATERALIZED MORTGAGE
	OBLIGATIONS (Continued)
1,350,000	WF-RBS Commercial Mortgage Trust
	2011-C2, 5.466%, 02/18/2044
	(Acquired 04/06/2011
	and 04/29/2011,
	Cost $1,324,367) (b)(d)	$1,230,376

	Total Collateralized Mortgage Obligations
	(Cost $12,867,793)	12,450,935

Number of Shares

	COMMON STOCKS - 1.86%
	Chemicals - 0.12%
8,800	The Dow Chemical Co.	304,832

	Diversified Telecommunication Services - 0.71%
23,880	AT&T, Inc.	745,772
35,044	Telefonica SA - ADR	575,072
10,241	Verizon Communications, Inc.	391,514

		1,712,358

	Oil & Gas - 0.59%
2,800	Chevron Corp.	300,272
4,100	Exxon Mobil Corp.	355,593
5,000	Royal Dutch Shell Plc - ADR	350,650
8,220	Total SA - ADR	420,206

		1,426,721

	Paper & Forest Products - 0.05%
3,500	International Paper Co.	122,850

	Pharmaceuticals - 0.10%
3,700	Bristol Myers Squibb Co.	124,875
2,600	GlaxoSmithKline Plc - ADR	116,766

		241,641

	Tobacco - 0.19%
10,336	Altria Group, Inc.	319,072
1,600	Philip Morris International, Inc.	141,776

		460,848

	Wireless Telecommunication Services - 0.10%
8,535	Vodafone Group Plc - ADR	236,164

	Total Common Stocks
	(Cost $4,394,858)	4,505,414

Principal Amount		Value

	CONVERTIBLE OBLIGATIONS - 1.37%
	Auto Components - 0.10%
140,000	TRW Automotive, Inc.
	3.500%, 12/01/2015	$245,350

	Automobiles - 0.23%
355,000	Ford Motor Co.
	4.250%, 11/15/2016	564,450

	Biotechnology - 0.15%
315,000	Vertex Pharmaceuticals, Inc.
	3.350%, 10/01/2015	362,644

	Communications Equipment - 0.13%
280,000	Ciena Corp.
	3.750%, 10/15/2018
	(Acquired 01/17/2012,
	Cost $291,194) (b)	317,450

	Computers & Peripherals - 0.13%
165,000	EMC Corp.
	1.750%, 12/01/2013	310,612

	Oil & Gas - 0.36%
485,000	Alpha Natural Resources, Inc.
	2.375%, 04/15/2015	435,288
460,000	Peabody Energy Corp.
	4.750%, 12/15/2066	439,300

		874,588

	Semiconductors & Semiconductor
	Equipment - 0.27%
215,000	Intel Corp.
	3.250%, 08/01/2039	303,419
330,000	Micron Technology, Inc.
	1.875%, 08/01/2031
	(Acquired 10/17/2011,
	10/24/2011 and 10/31/2011,
	Cost $273,926) (b)	351,862

		655,281

	Total Convertible Obligations
	(Cost $3,462,072)	3,330,375

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Number of Shares		Value

	CONVERTIBLE PREFERRED STOCKS - 0.52%
	Automobiles - 0.27%
15,820	General Motors Co.	$662,067

	Banks - 0.25%
540	Wells Fargo & Co.	603,018

	Total Convertible Preferred Stocks (Cost $1,279,379)	1,265,085

Principal Amount

	CORPORATE OBLIGATIONS - 30.47%
	Aerospace & Defense - 0.31%
	Meccanica Holdings USA, Inc.
400,000	6.250%, 07/15/2019 (Acquired 01/10/2012, Cost $317,682) (b)	357,946
100,000	7.375%, 07/15/2039 (Acquired 08/17/2011, Cost $94,762) (b)	83,839
400,000	6.250%, 01/15/2040 (Acquired 07/28/2011, 07/29/2011 and 09/20/2011, Cost $335,038) (b)	310,826

		752,611

	Airlines - 0.04%
100,000	American Airlines, Inc. 7.500%, 03/15/2016 (Acquired 08/18/2011, Cost $92,371) (b)(c)	88,750

	Auto Components - 0.02%
50,000	Goodyear Tire & Rubber Co. 8.250%, 08/15/2020	53,375

	Banks - 3.60%
1,150,000	Banco Bradesco SA 4.500%, 01/12/2017 (Acquired 01/05/2012, Cost $1,150,000) (b)	1,212,675
940,000	Banco Continental SA via Continental Senior Trustees II Cayman Ltd. 5.750%, 01/18/2017 (Acquired 01/10/2012, Cost $940,000) (b)	991,700

Principal Amount		Value

	Banks (Continued)
500,000	Banco Santander Brasil SA 4.625%, 02/13/2017 (Acquired 02/06/2012, Cost $497,070) (b)	$502,479
350,000	CIT Group, Inc. 7.000%, 05/02/2017 (Acquired 04/04/2011, Cost $350,178) (b)	351,312
1,230,000	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Utrect 3.375%, 01/19/2017	1,258,862
	Eksportfinans ASA
340,000	2.000%, 09/15/2015	301,907
150,000	2.375%, 05/25/2016	132,344
335,000	2.250%, 02/11/2021	291,321
175,000	GMAC International Finance BV 7.500%, 04/21/2015	240,401
1,000,000	Halyk Savings Bank of Kazakhstan JSC 7.250%, 01/28/2021 (Acquired 04/05/2011 and 04/11/2011, Cost $1,018,956) (b)	1,032,500
1,030,000	Lloyds TSB Bank Plc 6.500%, 03/24/2020	1,202,874
	Royal Bank of Scotland Plc
450,000	4.350%, 01/23/2017	524,846
550,000	6.934%, 04/09/2018	690,260

		8,733,481

	Business Services - 0.46%
1,120,000	Alfa Bond Issuance Plc 7.750%, 04/28/2021 (Acquired 04/19/2011, Cost $1,120,000) (b)	1,106,000

	Capital Markets - 0.25%
545,000	Merrill Lynch & Co, Inc. 6.875%, 11/15/2018	607,520

	Chemicals - 1.08%
1,000,000	Braskem America Finance Co. 7.125%, 07/22/2041 (Acquired 02/09/2012, 02/15/2012 and 03/08/2012, Cost $995,250) (b)	1,008,500
645,000	Hercules, Inc. 6.500%, 06/30/2029	516,000

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Chemicals (Continued)
	Ineos Group Holdings Ltd.
100,000	8.500%, 02/15/2016 (Acquired 04/12/2011, Cost $101,721) (b)	$95,000
850,000	7.875%, 02/15/2016 (Acquired 10/25/2011, 02/24/2012, 02/29/2012 and 03/01/2012, Cost $1,001,329) (b)	1,008,949

		2,628,449

	Commercial Services & Supplies - 0.89%
200,000	Emergency Medical Services Corp. 8.125%, 06/01/2019	206,500
	International Lease Finance Corp.
550,000	6.750%, 09/01/2016 (Acquired 03/07/2012 and 03/13/2012, Cost $601,013) (b)	591,938
100,000	8.250%, 12/15/2020	110,271
600,000	6.250%, 05/15/2019	592,397
650,000	Steelcase, Inc. 6.375%, 02/15/2021	668,704

		2,169,810

	Communications - 0.25%
350,000	CCO Holdings LLC 8.125%, 04/30/2020	390,250
200,000	Univision Communications, Inc. 7.875%, 11/01/2020 (Acquired 04/20/2011, Cost $213,292) (b)	211,000

		601,250

	Communications Equipment - 0.70%
1,220,000	Alcatel-Lucent 8.500%, 01/15/2016	1,688,953

	Construction Materials - 0.08%
200,000	Cemex S.A.B. de C.V. 9.000%, 01/11/2018 (Acquired 07/06/2011, Cost $195,731) (b)	189,500

	Consumer Finance - 0.13%
300,000	Ally Financial, Inc. 7.500%, 09/15/2020	325,125

Principal Amount		Value

	Containers & Packaging - 0.35%
250,000	Reynolds Group Issuer LLC 8.250%, 02/15/2021 (Acquired 04/12/2011, Cost $251,250) (b)	$236,250
600,000	Rock-Tenn Co. 4.450%, 03/01/2019 (Acquired 02/29/2012, Cost $616,630) (b)	603,586

		839,836

	Diversified Business Services - 0.11%
250,000	United Rentals, Inc. 8.375%, 09/15/2020	260,000

	Diversified Financial Services - 1.88%
560,000	Banco Votorantim SA 6.250%, 05/16/2016 (Acquired 05/09/2011, Cost $346,363) (b)	336,684
150,000	Expro Finance Luxembourg SCA 8.500%, 12/15/2016 (Acquired 04/04/2011, Cost $149,625) (b)	145,125
1,065,000	Ford Credit Ltd. 4.875%, 03/17/2014	1,089,077
300,000	Ford Motor Credit Co. LLC 5.750%, 02/01/2021	324,438
200,000	Hyundai Capital America, Inc. 4.000%, 06/08/2017 (Acquired 12/01/2011, Cost $199,102) (b)	205,730
200,000	Pinnacle Foods Finance LLC 8.250%, 09/01/2017	218,000
200,000	Schahin II Finance Co SPV Ltd. 5.875%, 09/25/2022 (Acquired 03/21/2012, Cost $200,000) (b)	201,000
1,000,000	SLM Corp. 5.190%, 04/24/2019	904,751
1,450,000	Textron Financial Corp. 6.000%, 02/15/2067 (Acquired 02/23/2012, 03/05/2012, 03/09/2012 and 03/19/2012, Cost $1,142,327) (b)(d)	1,123,750

		4,548,555

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Diversified Manufacturing - 0.62%
250,000	RBS Global, Inc. 8.500%, 05/01/2018	$269,375
1,200,000	Votorantim Cimentos SA 7.250%, 04/05/2041 (Acquired 04/06/2011 and 03/08/2012, Cost $1,206,000) (b)	1,230,000

		1,499,375

	Diversified Telecommunication Services - 2.92%
2,000,000	Brasil Telecom SA 9.750%, 09/15/2016 (Acquired 09/08/2011, Cost $1,199,349) (b)	1,139,445
200,000	CHC Helicopter SA 9.250%, 10/15/2020 (Acquired 04/07/2011, Cost $197,750) (b)	199,500
414,000	Citizens Communications Co. 9.000%, 08/15/2031	403,650
1,240,000	Clearwire Communications LLC 12.000%, 12/01/2015 (Acquired 04/01/2011, 06/06/2011, 02/03/2012 and 02/27/2012, Cost $1,223,160) (b)	1,227,600
250,000	Cricket Communications, Inc. 7.750%, 10/15/2020	246,563
250,000	Frontier Communications Corp. 8.500%, 04/15/2020	264,375
540,000	Level 3 Financing, Inc. 8.750%, 02/15/2017	567,000
200,000	MetroPCS Wireless, Inc. 7.875%, 09/01/2018	211,500
	Portugal Telecom International Finance BV
100,000	4.500%, 06/16/2025	95,693
350,000	5.000%, 11/04/2019	376,972
1,100,000	Qwest Corp. 7.200%, 11/10/2026	1,113,750
1,200,000	Telemar Norte Leste SA 5.500%, 10/23/2020 (Acquired 03/08/2012 and 03/14/2012, Cost $1,244,248) (b)	1,239,600

		7,085,648

Principal Amount		Value

	Electric Utilities - 0.82%
1,000,000	Centrais Eletricas Brasileiras SA 5.750%, 10/27/2021 (Acquired 10/20/2011, Cost $1,000,000) (b)	$1,099,500
225,000	DPL, Inc. 7.250%, 10/15/2021 (Acquired 01/11/2012, Cost $244,963) (b)	250,875
610,000	Southern California Edison Co. 6.250%, 08/01/2049 (d)	625,492

		1,975,867

	Energy Equipment & Services - 0.60%
1,080,000	Cia de Eletricidade do Estado da Bahia 11.750%, 04/27/2016 (Acquired 04/19/2011, Cost $683,977) (b)	636,008
200,000	Cie Generale de Geophysique 7.750%, 05/15/2017	209,000
610,000	Global Geophysical Services, Inc. 10.500%, 05/01/2017	610,000

		1,455,008

	Engineering Construction - 0.26%
600,000	Odebrecht Finance Ltd. 6.000%, 04/05/2023 (Acquired 01/23/2012, Cost $602,364) (b)	626,580

	Food & Staples Retailing - 0.09%
	Rite Aid Corp.
100,000	9.750%, 06/12/2016	111,250
100,000	8.000%, 08/15/2020	115,625

		226,875

	Food Products - 0.13%
200,000	Del Monte Corp. 7.625%, 02/15/2019	200,000
100,000	JBS USA, LLC/JBS USA Finance, Inc. 8.250%, 02/01/2020 (Acquired 01/25/2012, Cost $98,569) (b)	103,000

		303,000

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Gas Utilities - 0.17%
410,000	China Resources Gas Group Limited 4.500%, 04/05/2022 (Acquired 03/29/2012, Cost $401,595) (b)	$403,742

	Health Care Providers & Services - 0.40%
	Community Health Systems, Inc.
60,000	8.875%, 07/15/2015	62,250
200,000	8.000%, 11/15/2019 (Acquired 03/07/2012, Cost $204,991) (b)	208,000
	HCA, Inc.
200,000	7.875%, 02/15/2020	220,750
335,000	7.250%, 09/15/2020	366,406
100,000	7.500%, 02/15/2022	106,750
4,000	Vanguard Health Systems, Inc. 0.000%, 02/01/2016 (e)	2,660

		966,816

	Hotels, Restaurants & Leisure - 1.15%
300,000	Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/2017	328,500
100,000	ClubCorp Club Operations, Inc. 10.000%, 12/01/2018	105,000
1,105,000	Mandalay Resort Group 7.625%, 07/15/2013	1,127,100
	MGM Resorts International
60,000	6.625%, 07/15/2015	61,950
825,000	7.625%, 01/15/2017	855,937
310,000	7.500%, 06/01/2016	320,850

		2,799,337

	Household Products - 0.48%
1,150,000	Procter & Gamble Co. 0.457%, 02/06/2014 (d)	1,152,152

	Independent Power Producers & Energy Traders - 0.30%
250,000	Calpine Corp. 7.500%, 02/15/2021 (Acquired 04/04/2011, Cost $260,843) (b)	268,125
	Enel Finance International NV
200,000	6.800%, 09/15/2037 (Acquired 09/01/2011, Cost $186,599) (b)	195,313

Principal Amount		Value

	Independent Power Producers & Energy Traders (Continued)
300,000	6.000%, 10/07/2039 (Acquired 09/01/2011, 09/09/2011 and 09/14/2011, Cost $253,271) (b)	$273,142

		736,580

	Industrial Conglomerates - 0.04%
100,000	PBF Holding Co. LLC / PBF Finance Corp. 8.250%, 02/15/2020 (Acquired 01/27/2012, Cost $98,565) (b)	102,500

	Insurance - 0.39%
850,000	Metlife Capital Trust IV 7.875%, 12/15/2037 (Acquired 04/12/2011, Cost $929,839) (b)(d)	939,250

	IT Services - 0.09%
200,000	SunGard Data Systems, Inc. 7.625%, 11/15/2020	214,500

	Machinery - 0.09%
200,000	RSC Equipment Rental, Inc. 10.250%, 11/15/2019	225,000

	Media - 0.43%
150,000	Clear Channel Communications, Inc. 9.000%, 03/01/2021	135,750
	Clear Channel Worldwide Holdings, Inc.
55,000	7.625%, 03/15/2020 (Acquired 02/29/2012, Cost $55,000) (b)	53,350
330,000	7.625%, 03/15/2020 (Acquired 02/29/2012, Cost $330,000) (b)	325,050
300,000	DISH DBS Corp. 7.125%, 02/01/2016	333,375
200,000	Nara Cable Funding Ltd. 8.875%, 12/01/2018 (Acquired 01/30/2012, Cost $187,305) (b)	191,000

		1,038,525

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Metals & Mining - 1.53%
300,000	Aperam SA 7.375%, 04/01/2016 (Acquired 03/20/2012, Cost $294,788) (b)	$294,750
1,100,000	Arcelormittal SA 5.500%, 03/01/2021	1,081,499
1,195,000	Barrick Gold Corp. 5.250%, 04/01/2042 (Acquired 03/29/2012, Cost $1,192,849) (b)	1,183,877
600,000	BHP Billiton Finance USA Ltd. 1.026%, 02/18/2014 (d)	601,030
	FMG Resources Ltd.
250,000	6.875%, 02/01/2018 (Acquired 04/26/2011, Cost $263,252) (b)	251,250
50,000	6.000%, 04/01/2017 (Acquired 03/14/2012, Cost $50,000) (b)	49,625
275,000	Vedanta Resources Plc 8.250%, 06/07/2021 (Acquired 05/26/2011, Cost $275,000) (b)	257,813

		3,719,844

	Multi Utilities - 0.61%
590,000	EDP Finance BV 6.000%, 02/02/2018 (Acquired 05/03/2011, Cost $569,987) (b)	522,051
980,000,000	Empresas Publicas de Medellin ESP 8.375%, 02/01/2021 (Acquired 04/28/2011, Cost $565,059) (b)	583,920
200,000	Intergen NV 9.000%, 06/30/2017 (Acquired 04/04/2011, Cost $213,279) (b)	211,500
250,000	Texas Competitive Electric Holdings Co. LLC 11.500%, 10/01/2020 (Acquired 04/14/2011 and 11/09/2011, Cost $241,444) (b)	164,375

		1,481,846

Principal Amount		Value

	Office Equipment - 0.09%
200,000	CDW LLC / CDW Finance Corp. 8.500%, 04/01/2019	$213,500

	Oil & Gas - 4.58%
	Alpha Natural Resources, Inc.
100,000	6.000%, 06/01/2019	91,000
100,000	6.250%, 06/01/2021	90,750
	Arch Coal, Inc.
100,000	7.000%, 06/15/2019 (Acquired 06/08/2011, Cost $100,000) (b)	92,750
100,000	7.250%, 06/15/2021 (Acquired 06/08/2011, Cost $100,000) (b)	92,750
1,215,000	Canadian Oil Sands Ltd. 4.500%, 04/01/2022 (Acquired 03/26/2012, Cost $1,205,535) (b)	1,226,392
250,000	Chesapeake Energy Corp. 6.125%, 02/15/2021	248,750
320,000	Connacher Oil & Gas Ltd. 8.500%, 08/01/2019 (Acquired 02/23/2012, 03/02/2012, 03/12/2012 and 03/21/2012, Cost $316,981) (b)	321,600
250,000	Linn Energy LLC 7.750%, 02/01/2021	260,625
570,000	Nabors Industries, Inc. 9.250%, 01/15/2019	732,693
400,000	OGX Petroleo & Gas Participacoes SA 8.375%, 04/01/2022 (Acquired 03/27/2012, Cost $400,000) (b)	405,000
950,000	Petrobras International Finance Co. 5.375%, 01/27/2021	1,027,652
5,000,000	Petroleos de Venezuela SA 4.900%, 10/28/2014	4,487,500
150,000	Petroleos Mexicanos 7.650%, 11/24/2021 (Acquired 12/01/2011, Cost $1,102,597) (b)	1,200,699
250,000	Plains Exploration & Production Co. 6.625%, 05/01/2021	266,250
100,000	Quicksilver Resources, Inc. 9.125%, 08/15/2019	98,000

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Oil & Gas (Continued)
200,000	Samson Investment Co. 9.750%, 02/15/2020 (Acquired 02/06/2012, Cost $200,000) (b)	$202,750
250,000	SandRidge Energy, Inc. 8.000%, 06/01/2018 (Acquired 05/06/2011 and 05/13/2011, Cost $263,143) (b)	256,250

		11,101,411

	Paper Products - 0.23%
545,000	Celulosa Arauco y Constitucion S 4.750%, 01/11/2022 (Acquired 01/04/2012, Cost $536,989) (b)	560,616

	Pharmaceuticals - 0.22%
	Valeant Pharmaceuticals International, Inc.
75,000	7.000%, 10/01/2020 (Acquired 07/28/2011, Cost $72,758) (b)	75,000
420,000	6.750%, 08/15/2021 (Acquired 07/01/2011, 07/11/2011, 07/15/2011, 07/19/2011, 07/27/2011, 07/28/2011, 07/29/2011 and 03/15/2012, Cost $405,869) (b)	410,550
50,000	7.250%, 07/15/2022 (Acquired 06/16/2011 and 06/23/2011, Cost $48,377) (b)	49,750

		535,300

	Pipelines - 0.18%
135,000	NGPL PipeCo LLC 6.514%, 12/15/2012 (Acquired 03/16/2012, 03/23/2012, 03/27/2012 and 03/29/2012, Cost $130,733) (b)	130,295
370,000	Rockies Express Pipeline LLC 6.875%, 04/15/2040 (Acquired 02/10/2012, 02/24/2012, 02/28/2012, 03/06/2012, 03/13/2012, 03/16/2012, 03/20/2012 and 03/29/2012, Cost $300,902) (b)	298,775

		429,070

Principal Amount		Value

	Publishing - 0.20%
515,000	Visant Corp. 10.000%, 10/01/2017	$483,456

	Real Estate - 0.09%
200,000	Prologis, Inc. 6.625%, 05/15/2018	227,959

	Semiconductors & Semiconductor Equipment - 0.21%
250,000	Abengoa Finance SAU 8.875%, 11/01/2017 (Acquired 04/12/2011, Cost $253,888) (b)	250,000
	Freescale Semiconductor, Inc.
50,000	10.750%, 08/01/2020	56,375
200,000	8.050%, 02/01/2020	202,000

		508,375

	Software - 0.31%
650,000	BMC Software, Inc. 4.250%, 02/15/2022	652,937
100,000	First Data Corp. 8.250%, 01/15/2021 (Acquired 02/17/2012, Cost $97,000) (b)	98,250

		751,187

	Specialty Retail - 0.20%
250,000	Michaels Stores, Inc. 7.750%, 11/01/2018	267,500
200,000	PETCO Animal Supplies, Inc. 9.250%, 12/01/2018 (Acquired 04/21/2011, Cost $214,978) (b)	220,500

		488,000

	Telecommunication Services - 0.96%
300,000	Intelsat Jackson Holdings SA 7.500%, 04/01/2021	316,875
	Telecom Italia Capital SA
205,000	6.000%, 09/30/2034	181,425
475,000	7.200%, 07/18/2036	463,125
	Telefonica Emisiones SAU
75,000	7.045%, 06/20/2036	73,936
235,000	5.877%, 07/15/2019	238,923
225,000	5.134%, 04/27/2020	215,545
240,000	5.462%, 02/16/2021	233,723

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value

	CORPORATE OBLIGATIONS (Continued)
	Telecommunication Services (Continued)
150,000	UPCB Finance VI Ltd. 6.875%, 01/15/2022 (Acquired 01/31/2012, Cost $150,000) (b)	$155,625
200,000	West Corp. 7.875%, 01/15/2019	214,000
250,000	Wind Acquisition Finance SA 11.750%, 07/15/2017 (Acquired 02/27/2012, Cost $256,875) (b)	247,500

		2,340,677

	Textiles, Apparel & Luxury Goods - 0.87%
	Edcon (Pty) Ltd.
1,120,000	9.500%, 03/01/2018 (Acquired 04/05/2011 and 04/12/2011, Cost $1,125,950) (b)	1,019,200
150,000	6.926%, 06/15/2015 (Acquired 08/18/2011, 08/19/2011 and 08/24/2011, Cost $152,037) (b)(d)	167,047
300,000	9.500%, 03/01/2018 (Acquired 08/18/2011, 08/19/2011 and 08/24/2011, Cost $342,590) (b)	364,102
500,000	Phillips Van Heusen Corp. 7.750%, 11/15/2023	570,125

		2,120,474

	Trading Companies & Distributors - 0.24%
590,000	Air Lease Corp. 5.625%, 04/01/2017 (Acquired 03/13/2012, Cost $590,000) (b)	590,000

	Transportation - 0.19%
200,000	CEVA Group PLC 8.375%, 12/01/2017 (Acquired 01/27/2012, Cost $197,748) (b)	199,000
250,000	Energy XXI Gulf Coast, Inc. 9.250%, 12/15/2017	271,875

		470,875

Principal Amount		Value

	Wireless Telecommunication Services - 0.63%
1,200,000	Hutchison Whampoa International Ltd. 4.625%, 01/13/2022 (Acquired 01/10/2012, Cost $1,191,000) (b)	$1,211,267
	Sprint Nextel Corp.
200,000	9.000%, 11/15/2018 (Acquired 11/04/2011, Cost $200,000) (b)	220,000
100,000	7.000%, 03/01/2020 (Acquired 02/28/2012, Cost $100,000) (b)	101,750
	Total Corporate Obligations (Cost $73,315,702)	73,899,577

	FOREIGN COMMERCIAL PAPER - 0.88%
275,000	Eaccess Ltd. 8.375%, 04/01/2018 (Acquired 01/03/2012 and 01/06/2012, Cost $320,005) (b)	341,095
400,000	Telefonica Emisiones SAU 5.597%, 03/12/2020	626,095
1,080,000	Volkswagen Financial Services NV 6.250%, 07/15/2015	1,155,501

	Total Foreign Commercial Paper (Cost $1,486,454)	2,122,691

	FOREIGN DEBT OBLIGATIONS - 41.50%
4,500,000	Canadian Government Bond 1.750%, 03/01/2013	4,539,024
	Financing of Infrastructural Projects State Enterprise
100,000	8.375%, 11/03/2017 (Acquired 05/10/2011, Cost $105,335) (b)	86,130
1,180,000	7.400%, 04/20/2018 (Acquired 04/15/2011, Cost $1,180,000) (b)	973,881
	Ghana Government Bond
2,530,000	12.390%, 04/28/2014	1,387,288
860,000	13.000%, 06/02/2014	469,487
1,470,000	14.990%, 02/23/2015	826,219
8,800,000	Israel Treasury Bill 0.000%, 04/04/2012 (e)	2,371,851
31,050,000	Malaysia Government Bond 3.718%, 06/15/2012	10,148,754

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value
	FOREIGN DEBT OBLIGATIONS (Continued)
	Mexican Bonos
600,000	8.000%, 12/19/2013	$4,945,135
335,000	6.000%, 06/18/2015	2,696,763
60,000	8.500%, 12/13/2018	544,945
	Mexican Udibonos
3,808	3.500%, 12/14/2017	32,335
4,760	5.000%, 06/16/2016	42,002
3,820,000	New South Wales Treasury Corp.
	5.500%, 08/01/2013	4,035,812
	Poland Government Bond
17,735,000	0.000%, 01/25/2013 (e)	5,502,925
7,073,000	0.000%, 07/25/2013 (e)	2,152,354
105,000	0.000%, 01/25/2014 (e)	31,173
4,000,000	Queensland Treasury Corp.
	6.000%, 08/21/2013	4,247,796
	Republic of Ghana
80,000	14.990%, 03/11/2013	45,675
60,000	14.250%, 07/29/2013	33,871
	Republic of Hungary
2,200,000	6.750%, 02/12/2013	9,875
314,600,000	5.500%, 02/12/2014	1,361,375
373,600,000	6.750%, 08/22/2014	1,647,416
1,800,000	8.000%, 02/12/2015	8,035
8,800,000	5.500%, 02/12/2016	35,962
632,400,000	6.750%, 02/24/2017	2,641,036
440,000	4.375%, 07/04/2017	492,116
58,700,000	6.750%, 11/24/2017	242,221
150,000	5.750%, 06/11/2018	174,975
2,700,000	6.500%, 06/24/2019	10,717
2,650,000	6.375%, 03/29/2021	2,438,000
2,290,000	Republic of Iceland 4.875%, 06/16/2016 (Acquired 06/09/2011 and 06/10/2011, Cost $2,278,203) (b)	2,302,087
	Republic of Indonesia
19,983,000,000	11.000%, 12/15/2012	2,293,519
38,953,000,000	12.500%, 03/15/2013	4,597,941
	Republic of Ireland
666,000	4.600%, 04/18/2016	877,181
790,000	4.500%, 10/18/2018	960,838
1,019,000	4.400%, 06/18/2019	1,210,259
397,000	5.900%, 10/18/2019	506,470

Principal Amount		Value
	Republic of Ireland (Continued)
750,000	4.500%, 04/18/2020	$870,282
1,178,000	5.000%, 10/18/2020	1,396,670
1,563,000	5.400%, 03/13/2025	1,820,467
18,045,000,000	Republic of Korea 3.000%, 12/10/2013	15,803,712
900,000	Republic of Latvia 5.250%, 02/22/2017 (Acquired 02/14/2012, Cost $895,122) (b)	929,250
1,260,000	5.250%, 06/16/2021 (Acquired 06/09/2011, 06/22/2011, 06/23/2011 and 07/19/2011, Cost $1,235,656) (b)	1,271,025
	Republic of Poland
121,000	4.750%, 04/25/2012	38,928
80,000	0.000%, 07/25/2012 (e)	25,380
2,676,000	0.000%, 10/25/2012 (e)	838,838
240,000	5.250%, 04/25/2013	77,822
465,000	5.000%, 10/24/2013	150,648
30,000	5.500%, 04/25/2015	9,867
45,000	6.250%, 10/24/2015	15,171
300,000	Republic of Portugal 4.950%, 10/25/2023	239,467
1,060,000	Republic of Serbia 7.250%, 09/28/2021 (Acquired 09/21/2011, Cost $1,041,588) (b)	1,120,950
55,000,000	Serbia Treasury Bonds 10.000%, 03/01/2015	585,714
2,300,000	Ukraine Government International Bond 7.950%, 02/23/2021 (Acquired 04/05/2011 and 04/11/2011, Cost $2,408,226) (b)	1,989,500
	United Kingdom Gilt
810,000	4.250%, 09/07/2039	1,504,883
135,000	United Mexican States 7.500%, 06/21/2012	1,064,626
25,515,030	Uruguay Government International Bond 4.375%, 12/15/2028	1,435,646

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2012

Principal Amount		Value
	FOREIGN DEBT OBLIGATIONS (Continued)
	Uruguay Notas del Tesoro
16,480,000	10.500%, 03/15/2015	$851,467
4,738,400	4.000%, 06/10/2020	263,649
1,300,000	Western Australia Treasury Corp. 8.000%, 06/15/2013	1,409,870
	Total Foreign Debt Obligations (Cost $104,913,222)	100,637,275

Number of Shares
	PREFERRED STOCKS - 0.27%
	Insurance - 0.27%
24,000	Montpelier Re Holdings Ltd. (a)	654,000
	Total Preferred Stocks (Cost $600,000)	654,000

Notional Amount
	PURCHASED OPTIONS - 0.14%
	Call Option
5,600,000	U.S. Dollar - Australian Dollar Expiration: August, 2012, Exercise Price: $0.99	117,018

Number of Contracts
	Put Option
1,600	Industrial Select Sector SPDR Fund
	Expiration: September, 2012,
	Exercise Price: $35.00	217,600
	Total Purchased Options
	(Cost $578,059)	334,618

Principal Amount
	SHORT TERM INVESTMENTS - 11.10%
	Foreign Treasury Bill - 0.11%
5,920,000	Uruguay Treasury Bill
	0.010%, 03/22/2013 (f)	279,471

Number of Shares
	Money Market Funds - 6.87%
16,655,762	Federated Prime Obligations Fund
	Effective Yield, 0.20%	16,655,762

Principal Amount		Value
	U.S. Treasury Bill - 4.12%
10,000,000	United States Treasury Bill
	0.084%, 09/20/2012 (g)	$9,993,710
	Total Short Term Investments
	(Cost $26,929,626)	. 26,928,943
	Total Investments
	(Cost $238,555,275) - 96.84%	234,849,218
	Other Assets in Excess of
	Liabilities - 3.16%	7,658,559
	TOTAL NET
	ASSETS - 100.00%	$242,507,777

Percentages are stated as a percent of net assets.
Principal Amounts are denominated in the currency in which the security was purchased.
ADR - American Depositary Receipt

(a)	Non-income producing.
(b)

Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $53,368,126, which represents 22.01% of total net assets.

(c)	Non-income producing. Item identified as in default as to payment of interest.
(d)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2012.
(e)	Zero coupon bond.
(f)	As of March 31, 2012, the Fund has fair valued this security and deemed it illquid. The value of this security was $279,471, which represents 0.12% of total net assets.
(g)	Partially assigned as collateral for certain futures contracts.

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
March 31, 2012

Forward expiration date	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)

4/11/2012	Australian Dollar	2,300,000	U.S. Dollars	2,438,575	$(59,380)
10/2/2012	Australian Dollar	2,354,770	U.S. Dollars	2,383,027	7,967
4/10/2012	British Pound	1,961,654	U.S. Dollars	3,162,500	(25,058)
4/13/2012	British Pound	1,946,457	U.S. Dollars	3,170,000	(56,918)
7/3/2012	British Pound	404,000	U.S. Dollars	645,632	560
4/10/2012	Chilean Peso	1,899,012,500	U.S. Dollars	3,850,000	31,118
4/13/2012	Chilean Peso	1,884,575,000	U.S. Dollars	3,850,000	16
4/23/2012	Chinese Yuan	7,330,000	U.S. Dollars	1,154,149	9,267
4/10/2012	Euro	414,729	Norwegian Krone	3,300,000	(26,095)
4/10/2012	Euro	454,000	U.S. Dollars	643,195	(37,669)
4/30/2012	Euro	242,000	U.S. Dollars	320,333	2,467
9/28/2012	Hungarian Forint	35,900,000	U.S. Dollars	163,734	(4,951)
4/11/2012	Indian Rupee	117,200,000	U.S. Dollars	2,500,000	(206,199)
4/16/2012	Indian Rupee	117,575,000	U.S. Dollars	2,500,000	(201,525)
4/20/2012	Mexican Peso	13,730,000	U.S. Dollars	1,068,982	1,998
8/6/2012	Mexican Peso	1,597,390	U.S. Dollars	130,180	(6,825)
8/8/2012	Mexican Peso	1,605,500	U.S. Dollars	130,180	(6,222)
10/3/2012	Mexican Peso	22,740,000	U.S. Dollars	1,636,501	110,243
3/8/2013	Mexican Peso	11,784,520	U.S. Dollars	878,675	14,451
6/18/2012	Malaysian Ringgit	2,500,000	U.S. Dollars	811,688	70
6/21/2012	Malaysian Ringgit	2,167,800	U.S. Dollars	702,531	1,250
9/26/2012	Malaysian Ringgit	478,000	U.S. Dollars	149,941	4,417
10/3/2012	Malaysian Ringgit	5,330,000	U.S. Dollars	1,653,739	66,956
3/11/2013	Malaysian Ringgit	2,414,589	U.S. Dollars	785,000	(10,529)
3/12/2013	Malaysian Ringgit	612,600	U.S. Dollars	200,000	(3,519)
3/15/2013	Malaysian Ringgit	1,024,011	U.S. Dollars	334,000	(5,605)
3/18/2013	Malaysian Ringgit	799,497	U.S. Dollars	259,518	(3,155)
3/26/2013	Malaysian Ringgit	777,000	U.S. Dollars	248,480	1,512
4/10/2012	Norwegian Krone	24,469,540	Euro	3,100,000	160,446
4/13/2012	Norwegian Krone	23,850,939	Euro	3,010,000	171,358
4/10/2012	Philippine Peso	144,452,000	U.S. Dollars	3,350,000	11,589
4/13/2012	Philippine Peso	144,887,500	U.S. Dollars	3,350,000	20,997
4/10/2012	Polish Zloty	4,746,256	Euro	1,160,000	(22,243)
4/13/2012	Polish Zloty	4,578,308	Euro	1,130,000	(36,707)
8/6/2012	Polish Zloty	963,300	Euro	234,395	(7,199)
8/8/2012	Polish Zloty	497,150	Euro	120,888	(3,642)
8/9/2012	Polish Zloty	350,574	Euro	85,381	(2,761)
3/8/2013	Polish Zloty	4,450,638	Euro	1,032,228	5,013
4/10/2012	Swedish Krona	44,055,858	Euro	4,840,000	200,768
4/13/2012	Swedish Krona	43,466,148	Euro	4,770,000	204,141
10/3/2012	Swedish Krona	7,620,000	Euro	816,458	53,452

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)
March 31, 2012

Forward expiration date	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)

3/8/2013	Swedish Krona	1,010,000	Euro	111,795	$1,314
3/28/2013	Serbian Dinar	31,310,564	Euro	264,895	(6,377)
4/10/2012	Singapore Dollar	3,114,788	U.S. Dollars	2,475,000	2,873
4/13/2012	Singapore Dollar	3,120,095	U.S. Dollars	2,490,000	(7,898)
7/31/2012	Singapore Dollar	1,428,700	U.S. Dollars	1,193,069	(55,904)
8/1/2012	Singapore Dollar	1,145,260	U.S. Dollars	954,487	(42,916)
8/6/2012	Singapore Dollar	1,834,763	U.S. Dollars	1,531,279	(70,836)
9/17/2012	Singapore Dollar	1,411,379	U.S. Dollars	1,120,000	3,834
3/11/2013	Singapore Dollar	1,387,980	U.S. Dollars	1,102,000	4,843
3/26/2013	Singapore Dollar	637,800	U.S. Dollars	505,553	3,124
6/27/2012	South Korean Won	606,000,000	U.S. Dollars	518,790	12,636
9/26/2012	South Korean Won	608,000,000	U.S. Dollars	514,835	15,683
3/11/2013	South Korean Won	1,286,797,500	U.S. Dollars	1,125,000	(8,389)
3/12/2013	South Korean Won	636,720,000	U.S. Dollars	560,000	(7,508)
3/15/2013	South Korean Won	636,801,620	U.S. Dollars	559,000	(6,493)
4/10/2012	U.S. Dollars	1,177,792	Australian Dollar	1,100,000	39,788
4/11/2012	U.S. Dollars	2,422,935	Australian Dollar	2,300,000	43,740
4/26/2012	U.S. Dollars	4,698,694	Australian Dollar	4,550,000	(50)
4/23/2012	U.S. Dollars	936,935	Brazilian Real	1,710,000	5,167
5/2/2012	U.S. Dollars	1,504,109	British Pound	945,000	(7,104)
6/6/2012	U.S. Dollars	637,446	British Pound	400,000	(2,048)
4/19/2012	U.S. Dollars	2,107,222	Canadian Dollar	2,095,000	7,691
4/10/2012	U.S. Dollars	1,143,502	Chilean Peso	557,000,000	5,130
4/23/2012	U.S. Dollars	1,144,240	Chinese Yuan	7,330,000	(19,176)
5/2/2012	U.S. Dollars	1,191,074	Columbian Peso	2,135,000,000	1,970
6/27/2012	U.S. Dollars	619,794	Columbian Peso	1,105,000,000	7,753
4/5/2012	U.S. Dollars	1,244,565	Euro	935,000	(2,472)
4/10/2012	U.S. Dollars	4,046,896	Euro	2,884,500	199,670
4/12/2012	U.S. Dollars	1,492,665	Euro	1,138,000	(25,166)
4/13/2012	U.S. Dollars	4,932,310	Euro	3,475,000	297,435
4/16/2012	U.S. Dollars	1,191,349	Euro	900,000	(9,067)
4/24/2012	U.S. Dollars	234,170	Euro	181,000	(7,256)
4/27/2012	U.S. Dollars	398,280	Euro	300,000	(1,879)
4/30/2012	U.S. Dollars	1,450,528	Euro	1,097,000	(12,742)
5/16/2012	U.S. Dollars	5,458,295	Euro	3,891,000	267,674
6/11/2012	U.S. Dollars	1,252,535	Euro	868,700	93,499
6/13/2012	U.S. Dollars	553,794	Euro	386,000	38,779
6/14/2012	U.S. Dollars	118,595	Euro	83,000	7,853
7/16/2012	U.S. Dollars	877,876	Euro	627,000	41,127
7/18/2012	U.S. Dollars	604,032	Euro	430,000	30,178
7/19/2012	U.S. Dollars	175,138	Euro	125,000	8,318
7/20/2012	U.S. Dollars	306,699	Euro	220,000	13,095
7/23/2012	U.S. Dollars	116,428	Euro	83,000	5,657

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)
March 31, 2012

Forward expiration date	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)

7/31/2012	U.S. Dollars	985,289	Euro	691,917	$61,814
8/1/2012	U.S. Dollars	1,955,102	Euro	1,379,553	113,853
8/2/2012	U.S. Dollars	762,370	Euro	534,734	48,671
8/3/2012	U.S. Dollars	1,006,974	Euro	715,023	52,641
8/6/2012	U.S. Dollars	788,388	Euro	559,081	42,174
8/20/2012	U.S. Dollars	2,541,623	Euro	1,770,000	178,952
8/23/2012	U.S. Dollars	167,068	Euro	116,181	11,982
8/24/2012	U.S. Dollars	166,276	Euro	115,904	11,558
8/29/2012	U.S. Dollars	166,685	Euro	116,433	11,256
9/24/2012	U.S. Dollars	261,009	Euro	191,000	5,994
9/26/2012	U.S. Dollars	120,407	Euro	89,000	1,577
10/31/2012	U.S. Dollars	107,987	Euro	76,597	5,692
12/6/2012	U.S. Dollars	1,107,749	Euro	826,000	4,344
1/7/2013	U.S. Dollars	630,993	Euro	485,308	(17,447)
3/1/2013	U.S. Dollars	226,815	Euro	169,000	923
3/7/2013	U.S. Dollars	320,724	Euro	241,782	(2,465)
3/11/2013	U.S. Dollars	511,944	Euro	389,341	(8,500)
3/15/2013	U.S. Dollars	161,268	Euro	122,880	(2,994)
3/19/2013	U.S. Dollars	107,144	Euro	81,594	(1,932)
3/21/2013	U.S. Dollars	96,376	Euro	72,605	(684)
4/10/2012	U.S. Dollars	8,250,000	Japanese Yen	694,608,750	(142,766)
4/13/2012	U.S. Dollars	8,370,000	Japanese Yen	706,185,270	(162,901)
4/9/2012	U.S. Dollars	1,165,927	Mexican Peso	15,000,000	(5,347)
4/20/2012	U.S. Dollars	1,377,313	Mexican Peso	17,500,000	12,262
4/10/2012	U.S. Dollars	591,007	Singapore Dollar	715,000	22,211
5/9/2012	U.S. Dollars	255,796	Swiss Franc	235,000	(4,663)

					$1,455,757

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF OPEN FUTURES CONTRACTS
March 31, 2012

Description	Number of Contracts Purchased (Sold)	Notional Value	Settlement Month	Unrealized Appreciation

S&P 500 Index Mini Futures	(44)	$(3,087,040)	Jun-12	$(27,934)
Long Gilt Futures	8	1,465,259	Jun-12	879

				$(27,055)

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF OPTIONS WRITTEN
March 31, 2012

Notional Amount		Value

	OPTIONS ON CURRENCY CONTRACTS
	Call Option
$5,600,000	U.S. Dollar - Australian Dollar Expiration: August, 2012, Exercise Price: $0.85	$19,628

Number of Contracts

	OPTIONS ON EXCHANGE TRADED FUNDS
	Put Option
1,600	Industrial Select Sector SPDR Fund Expiration: September, 2012, Exercise Price: $29.00	57,600

	Total Options Written (Premiums Received $218,467)	$77,228

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, AND U.S. MUNICIPAL ISSUES — BUY PROTECTION(1)
March 31, 2012

Reference Obligation	Implied Credit Spread at March 31, 2012(3)	Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Aetna, Inc.	0.49%	1.000%	6/20/2017	Merrill Lynch	$1,200,000	$(31,428)	$(29,052)	$(2,376)
CDX EM 16	2.37%	5.000%	12/20/2016	Morgan Stanley	3,300,000	(377,277)	(289,098)	(88,179)
CDX EM 16	2.37%	5.000%	12/20/2016	Merrill Lynch / UBS	2,200,000	(251,518)	(220,961)	(30,557)
CDX HY 18	5.69%	5.000%	6/20/2017	Merrill Lynch	2,400,000	69,762	65,896	3,866
CIGNA Corp.	0.73%	1.000%	6/20/2017	Merrill Lynch	1,200,000	(16,470)	(14,376)	(2,094)
Government of Spain	4.24%	1.000%	3/20/2017	UBS	1,200,000	163,717	140,083	23,634
Government of Spain	4.26%	1.000%	6/20/2017	Merrill Lynch	1,200,000	171,314	168,319	2,995
Government of Turkey	2.25%	1.000%	3/20/2017	Merrill Lynch	1,200,000	69,356	80,467	(11,111)
Government of Turkey	2.25%	1.000%	3/20/2017	Merrill Lynch	1,200,000	69,356	68,074	1,282
ITRX Eur Sub Fin S17	3.60%	5.000%	6/20/2017	Merrill Lynch	3,500,000	(298,021)	(357,487)	59,466
J.C. Penney
Company, Inc.	3.57%	1.000%	3/20/2017	Deutsche Bank	1,200,000	135,803	123,248	12,555
J.C. Penney
Company, Inc.	3.57%	1.000%	3/20/2017	Merrill Lynch	2,400,000	271,605	249,809	21,796
Macy’s, Inc.	1.06%	1.000%	3/20/2017	Credit Suisse	2,400,000	7,157	11,279	(4,122)
Macy’s, Inc.	1.06%	1.000%	3/20/2017	Merrill Lynch	2,400,000	7,157	(1,134)	8,291
Marsh & McLennan
Companies, Inc.	0.48%	1.000%	3/20/2017	Morgan Stanley	3,500,000	(88,304)	(84,515)	(3,789)
MeadWestvaco Corp.	0.98%	1.000%	9/20/2016	Merrill Lynch	1,200,000	(894)	39,738	(40,632)
MeadWestvaco Corp.	1.11%	1.000%	6/20/2017	Merrill Lynch	1,200,000	6,797	5,906	891
MeadWestvaco Corp.	1.11%	1.000%	6/20/2017	Morgan Stanley	1,200,000	6,797	5,906	891
Safeway, Inc.	1.61%	1.000%	3/20/2017	Merrill Lynch	500,000	14,370	10,428	3,942
Safeway, Inc.	1.61%	1.000%	3/20/2017	Credit Suisse	700,000	20,118	14,281	5,837
Sprint Nextel Corp.	6.44%	5.000%	6/20/2015	Credit Suisse	600,000	24,193	23,777	416
Sprint Nextel Corp.	6.28%	5.000%	3/20/2015	Merrill Lynch	600,000	20,148	31,296	(11,148)
Textron, Inc.	0.28%	1.000%	3/20/2017	Merrill Lynch	250,000	(8,738)	(7,642)	(1,096)
Textron, Inc.	0.28%	1.000%	3/20/2017	Morgan Stanley	500,000	(17,476)	(14,528)	(2,948)
Textron, Inc.	0.28%	1.000%	3/20/2017	Morgan Stanley	400,000	(13,981)	(11,641)	(2,340)
Textron, Inc.	0.30%	1.000%	6/20/2017	Merrill Lynch	300,000	(10,818)	(9,264)	(1,554)
The New York Times
Company	2.88%	1.000%	6/20/2017	Morgan Stanley	1,200,000	106,359	103,932	2,427

						$49,084	$102,741	$(53,657)

See notes to financial statements.

GuideMarkSM Opportunistic Fixed Income Fund
CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, AND U.S. MUNICIPAL ISSUES — SELL PROTECTION(2)
March 31, 2012

Reference Obligation	Implied Credit Spread at March 31, 2012(3)	Fixed Receive Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Received	Unrealized Appreciation

MGM Resorts
International	6.23%	5.000%	3/20/2017	Merrill Lynch	$250,000	$(12,560)	$(15,874)	$3,314

						$(12,560)	$(15,874)	$3,314

1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index

2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

4)

The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See notes to financial statements.

GuidePathSM Strategic Asset Allocation Fund
SCHEDULE OF INVESTMENTS
March 31, 2012

Number of Shares		Value

	INVESTMENT COMPANIES - 97.53%
	Affiliated Mutual Funds - 54.52%
737,497	GuideMarkSM Global Real Return
	Fund - Institutional Shares (a)	$6,895,598
1,051,936	GuideMarkSM Large Cap Growth
	Fund - Institutional Shares (a)(c)	11,234,673
1,390,577	GuideMarkSM Large Cap Value
	Fund - Institutional Shares (a)	11,666,944
1,166,427	GuideMarkSM Opportunistic Equity
	Fund - Institutional Shares (a)(c)	11,559,292
1,163,922	GuideMarkSM Small/Mid Cap Core
	Fund - Institutional Shares (a)(c)	13,454,938
3,198,044	GuideMarkSM World ex-US
	Fund - Institutional Shares (a)	24,049,293

		78,860,738

	Exchange Traded Funds - 43.01%
108,475	iShares MSCI Canada Index Fund	3,074,182
63,131	iShares MSCI Switzerland Index
	Fund (b)	1,580,169
157,541	SPDR S&P 500 ETF Trust	22,169,170
39,902	SPDR S&P China ETF (b)	2,728,100
532,920	Vanguard FTSE All-World ex-US
	Index Fund (b)	23,555,064
17,627	Vanguard Global ex-US Real Estate
	ETF	828,645
61,035	Vanguard MSCI Emerging Markets
	ETF	2,653,191
29,671	Vanguard REIT ETF (b)	1,887,372
42,919	Vanguard Small-Cap Growth
	ETF (b)	3,732,236

		62,208,129

	Total Investment Companies
	(Cost $131,640,394)	141,068,867

Number of Shares		Value

	SHORT TERM INVESTMENTS - 3.02%
	Money Market Funds - 3.02%
4,366,931	Federated Prime Obligations Fund
	Effective Yield, 0.20%	$4,366,931

	Total Short Term Investments
	(Cost $4,366,931)	4,366,931

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 0.71%
	Money Market Funds - 0.71%
1,034,110	First American Government
	Obligations Fund
	Effective Yield, 0.02%	1,034,110

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $1,034,110)	1,034,110

	Total Investments
	(Cost $137,041,435) - 101.26%	146,469,908
	Liabilities in Excess of Other
	Assets - (1.26)%	(1,820,674)

	TOTAL NET ASSETS - 100.00%	$144,649,234

Percentages are stated as a percent of net assets.
(a)	Affiliated to the Fund.
(b)	All or portion of this security is on loan.
(c)	Non-income producing security.

See notes to financial statements.

GuidePathSM Tactical Constrained Asset Allocation Fund
SCHEDULE OF INVESTMENTS
March 31, 2012

Number of Shares		Value

	INVESTMENT COMPANIES - 97.51%
	Affiliated Mutual Funds - 55.53%
1,022,482	GuideMarkSM Core Fixed Income
	Fund - Institutional Shares (a)	$9,989,652
376,929	GuideMarkSM Global Real Return
	Fund - Institutional Shares (a)	3,524,285
1,099,038	GuideMarkSM Large Cap Growth
	Fund - Institutional Shares (a)(c)	11,737,728
1,392,997	GuideMarkSM Large Cap Value
	Fund - Institutional Shares (a)	11,687,242
1,609,588	GuideMarkSM Opportunistic Equity
	Fund - Institutional Shares (a)(c)	15,951,018
969,804	GuideMarkSM Opportunistic Fixed
	Income Fund - Institutional
	Shares (a)	9,416,796
526,620	GuideMarkSM Small/Mid Cap Core
	Fund - Institutional Shares (a)(c)	6,087,730
1,474,779	GuideMarkSM World ex-US
	Fund - Institutional Shares (a)	11,090,338

		79,484,789

	Exchange Traded Funds - 38.49%
16,824	Energy Select Sector SPDR
	Fund (b)	1,206,786
43,356	Industrial Select Sector SPDR
	Fund (b)	1,622,381
138,815	iShares MSCI Italy Index Fund (b)	1,815,700
44,346	iShares MSCI Sweden Index Fund	1,286,477
37,046	PowerShares Asia Pacific ex-Japan
	ETF	1,923,428
18,454	PowerShares DB Gold Fund
	ETF (b)(c)	1,066,272
80,594	SPDR Barclays Capital High Yield
	Bond ETF	3,172,986
165,130	SPDR S&P 500 ETF Trust	23,237,094
37,419	SPDR S&P Dividend ETF	2,119,412
7,517	SPDR S&P Emerging Markets
	Small Cap ETF (b)	345,256
8,140	Technology Select Sector SPDR
	Fund	245,421
249,097	Vanguard FTSE All-World ex-US
	Index Fund (b)	11,010,087
14,774	Vanguard Global ex-US Real Estate
	ETF (b)	694,526

Number of Shares		Value

	Exchange Traded Funds (Continued)
98,302	Vanguard MSCI Emerging Markets
	ETF	$4,273,188
16,970	Vanguard REIT ETF (b)	1,079,462

		55,098,476

	Mutual Funds - 3.49%
160,891	AQR Diversified Arbitrage
	Fund - Institutional Shares	1,784,286
96,109	DoubleLine Total Return Bond
	Fund - Institutional Shares	1,073,543
198,737	PIMCO Emerging Local Bond
	Fund - Institutional Shares	2,136,424

		4,994,253

	Total Investment Companies
	(Cost $130,652,312)	139,577,518

	SHORT TERM INVESTMENTS - 3.00%
	Money Market Funds - 3.00%
4,292,969	Federated Prime Obligations Fund
	Effective Yield, 0.20%	4,292,969

	Total Short Term Investments
	(Cost $4,292,969)	4,292,969

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 6.06%
	Money Market Funds - 6.06%
8,681,219	First American Government
	Obligations Fund
	Effective Yield, 0.02%	8,681,219

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $8,681,219)	8,681,219

	Total Investments
	(Cost $143,626,500) - 106.57%	152,551,706
	Liabilities in Excess of Other
	Assets - (6.57)%	(9,406,592)

	TOTAL NET ASSETS - 100.00%	$143,145,114

Percentages are stated as a percent of net assets.
(a)	Affiliated to the Fund.
(b)	All or portion of this security is on loan.
(c)	Non-income producing security.

See notes to financial statements.

GuidePathSM Tactical Unconstrained Asset Allocation Fund
SCHEDULE OF INVESTMENTS
March 31, 2012

Number of Shares		Value

	INVESTMENT COMPANIES - 97.29%
	Affiliated Mutual Funds - 38.23%
125,077	GuideMarkSM Core Fixed Income
	Fund - Institutional Shares (a)	$1,222,000
783,132	GuideMarkSM Large Cap Growth
	Fund - Institutional Shares (a)(c)	8,363,853
1,948,193	GuideMarkSM Large Cap Value
	Fund - Institutional Shares (a)	16,345,342
1,891,291	GuideMarkSM Opportunistic Equity
	Fund - Institutional Shares (a)(c)	18,742,694
1,020,341	GuideMarkSM Opportunistic Fixed
	Income Fund - Institutional
	Shares (a)	9,907,513
913,404	GuideMarkSM Small/Mid Cap Core
	Fund - Institutional Shares (a)(c)	10,558,946
727,856	GuideMarkSM World ex-US
	Fund - Institutional Shares (a)	5,473,479

		70,613,827

	Exchange Traded Funds - 34.34%
18,349	iShares Barclays MBS Bond
	Fund	1,980,774
129,891	PowerShares QQQ Trust, Series 1	8,774,137
206,610	SPDR Barclays Capital High Yield
	Bond ETF (b)	8,134,236
42,141	SPDR Barclays Capital Short Term
	International Treasury Bond ETF (b)	1,541,518
37,642	SPDR S&P Emerging Asia Pacific
	ETF (b)	2,791,154
238,221	SPDR S&P 500 ETF Trust	33,522,459
125,646	Vanguard High Dividend Yield
	ETF (b)	6,090,062
13,789	Vanguard MSCI Emerging Markets
	ETF	599,408

		63,433,748

	Mutual Funds - 24.72%
630,335	Eaton Vance Floating-Rate
	Fund - Institutional Shares	5,673,010
248,730	Eaton Vance Global Macro Absolute
	Return Advantage Fund - Institutional
	Shares	2,492,274
1,050,745	Eaton Vance Global Macro Absolute
	Return Fund - Institutional Shares	10,465,420
49,249	Eaton Vance Government Obligations
	Fund - Institutional Shares	364,934

Number of Shares		Value

	Mutual Funds (Continued)
622,809	Eaton Vance Income Fund of Boston -
	Institutional Shares	$3,618,523
204,567	Eaton Vance Multi-Strategy Absolute
	Return Fund - Institutional Shares	1,861,562
55,773	Eaton Vance Parametric Option
	Absolute Return Strategy Fund -
	Institutional Shares (c)	581,717
64,144	Eaton Vance Worldwide Health
	Sciences Fund - Institutional Shares	631,174
194,499	Pioneer Strategic Income Fund -
	Class Y	2,125,873
1,841,076	Stadion Managed Portfolio Trust -
	Institutional Shares	17,840,022

		45,654,509

	Total Investment Companies
	(Cost $168,692,448)	179,702,084

	SHORT TERM INVESTMENTS - 2.74%
	Money Market Funds - 2.74%
5,061,066	Federated Prime Obligations Fund
	Effective Yield, 0.20%	5,061,066

	Total Short Term Investments
	(Cost $5,061,066)	5,061,066

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL -1.82%
	Money Market Funds - 1.82%
3,357,200	First American Government
	Obligations Fund
	Effective Yield, 0.02%	3,357,200

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $3,357,200)	3,357,200

	Total Investments
	(Cost $177,110,714) - 101.85%	188,120,350
	Liabilities in Excess of Other
	Assets - (1.85)%	(3,416,912)

	TOTAL NET ASSETS - 100.00%	$184,703,438

Percentages are stated as a percent of net assets.
(a)	Affiliated to the Fund.
(b)	All or portion of this security is on loan.
(c)	Non-income producing security.

See notes to financial statements.

GuidePathSM Absolute Return Asset Allocation Fund
SCHEDULE OF INVESTMENTS
March 31, 2012

Number of Shares		Value

	INVESTMENT COMPANIES - 97.63%
	Affiliated Mutual Funds - 16.72%
2,128,638	GuideMarkSM Core Fixed Income
	Fund - Institutional Shares (a)	$20,796,789
1,967,092	GuideMarkSM Opportunistic Fixed
	Income Fund - Institutional
	Shares (a)	19,100,466

		39,897,255

	Exchange Traded Funds - 35.81%
28,224	iShares Barclays Agency Bond Fund	3,178,869
222,770	iShares Barclays Credit Bond
	Fund (b)	24,442,325
154,970	iShares Barclays MBS Bond
	Fund	16,729,012
174,808	iShares Floating Rate Note
	Fund (b)	8,756,133
77,417	iShares MSCI ACWI Index
	Fund (b)	3,654,082
68,723	PowerShares DB Gold Fund
	ETF (c)	3,970,815
73,104	SPDR Barclays Capital 1-3 Month
	T-Bill ETF	3,349,625
28,633	SPDR Barclays Capital Convertible
	Securities ETF	1,141,311
47,984	Vanguard Short-Term Bond Index
	Fund	3,884,305
301,524	Vanguard Total Bond Market Index
	Fund (b)	25,110,918

		94,217,395

	Exchange Traded Notes - 6.89%
227,183	iPath U.S. Treasury 10-year Bear
	ETN (c)(d)	7,674,242

	Mutual Funds - 38.21%
503,569	Aberdeen Equity Long Short Fund -
	Institutional Shares	5,906,865
354,070	Eaton Vance Floating-Rate Fund -
	Institutional Shares	3,186,630
943,846	Eaton Vance Global Macro Absolute
	Return Fund - Institutional Shares	9,400,711
1,593,786	Eaton Vance Multi-Strategy Absolute
	Return Fund - Institutional Shares	14,503,451
95,065	Eaton Vance Parametric Option
	Absolute Return Strategy Fund -
	Institutional Shares (c)	991,525
117,597	Gateway Fund - Class Y	3,179,811

Number of Shares		Value

	Mutual Funds (Continued)
630,803	Highbridge Statistical Market
	Neutral Fund - Select Shares (c)	$9,525,132
724,564	JPMorgan Floating Rate Note	7,115,222
838,310	JPMorgan Income Builder Fund -
	Select Shares	7,880,118
80,208	JPMorgan Long/Short Fund - Select
	Shares (c)	1,226,380
512,638	JPMorgan Strategic Income
	Opportunities Fund - Select Shares	5,920,969
72,373	JPMorgan Strategic Preservation
	Fund - Select Shares	1,026,971
1,951,987	Pioneer Strategic Income Fund -
	Class Y	21,335,215

		91,199,000

	Total Investment Companies
	(Cost $230,427,109)	232,987,892

	SHORT TERM INVESTMENTS - 2.24%
	Money Market Funds - 2.24%
5,340,847	Federated Prime Obligations Fund
	Effective Yield, 0.20%	5,340,847

	Total Short Term Investments
	(Cost $5,340,847)	5,340,847

	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 8.98%
	Money Market Funds - 8.98%
21,436,500	First American Government
	Obligations Fund
	Effective Yield, 0.02%	21,436,500

	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $21,436,500)	21,436,500

	Total Investments
	(Cost $257,204,456) - 108.85%	259,765,239
	Liabilities in Excess of Other
	Assets - (8.85)%	(21,110,542)

	TOTAL NET ASSETS - 100.00%	$238,654,697

Percentages are stated as a percent of net assets.
(a)	Affiliated to the Fund.
(b)	All or portion of this security is on loan.
(c)	Non-income producing security.
(d)	The value of an exchange-traded note can be impacted by the credit quality of the issuer. The issuer for this exchange-traded note is Barclay’s Capital PLC.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF ASSETS & LIABILITIES
March 31, 2012

	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Core Fund

ASSETS:
Investments, at value (cost $156,656,951, $186,777,812 and $74,252,480, respectively)[1]	$203,250,764	$211,871,655	$82,393,989
Cash	—	36,768	4,143
Income receivable	142,921	361,659	63,090
Receivable for dividend reclaims	—	5,537	—
Receivable for investment securities sold	895,287	—	2,170,694
Receivable for fund shares sold	228,313	269,547	176,974
Receivable from securities lending agent (See Note 6)	—	5,426	8,272
Other assets	27,600	19,920	25,273

Total Assets	204,544,885	212,570,512	84,842,435

LIABILITIES:
Payable for collateral on securities loaned	3,059,606	8,771,622	4,451,022
Payable to securities lending agent (See Note 6)	10,432	—	—
Payable for investment securities purchased	994,710	511,982	2,149,815
Payable for fund shares redeemed	167,712	154,040	48,518
Payable to Investment Advisor	113,042	121,246	43,711
Other accrued expenses	214,715	212,844	98,612

Total Liabilities	4,560,217	9,771,734	6,791,678

NET ASSETS	$199,984,668	$202,798,778	$78,050,757

NET ASSETS CONSIST OF:
Capital stock	228,223,158	351,136,861	99,778,920
Unrealized appreciation on investments	46,593,813	25,093,843	8,141,509
Accumulated undistributed net investment income (loss)	(71,022)	561,303	(34,662)
Accumulated undistributed net realized loss	(74,761,281)	(173,993,229)	(29,835,010)

Total Net Assets	$199,984,668	$202,798,778	$78,050,757

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	2,934,107	4,731,767	2,603,946
Net assets	31,330,264	39,721,680	30,106,471
Net asset value, offering and redemption price per share	$10.68	$8.39	$11.56

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	15,888,773	19,254,562	4,168,354
Net assets	168,654,404	163,077,098	47,944,286
Net asset value, offering and redemption price per share	$10.61	$8.47	$11.50

[1]Includes loaned securities with a market value of:	$3,005,043	$8,551,597	$4,289,762

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF ASSETS & LIABILITIES (Continued)
March 31, 2012

	World ex-US Fund	Opportunistic Equity Fund	Global Real Return Fund

ASSETS:
Investments, at value (cost $221,632,319, $152,641,424 and $142,371,856, respectively)[1]	$224,759,210	$163,289,380	$137,352,458
Foreign currencies (cost $1,842,039, $0, and $0, respectively)	1,838,816	—	—
Cash	83,850	19,248	3,152
Income receivable	745,475	133,229	62
Receivable for dividend reclaims	284,616	—	—
Receivable for investment securities and foreign currencies sold	2,248,182	—	—
Receivable for fund shares sold	329,475	306,902	93,778
Other assets	30,528	30,551	41,108

Total Assets	230,320,152	163,779,310	137,490,558

LIABILITIES:
Payable for collateral on securities loaned	589,055	2,467,655	23,182,671
Payable to securities lending agent (See Note 6)	5,588	—	—
Payable for investment securities purchased	3,163,896	477,501	—
Payable for fund shares redeemed	174,747	137,670	94,858
Payable to Investment Advisor	157,391	108,215	63,358
Other accrued expenses	306,237	132,870	146,334

Total Liabilities	4,396,914	3,323,911	23,487,221

NET ASSETS	$225,923,238	$160,455,399	$114,003,337

NET ASSETS CONSIST OF:
Capital stock	436,991,147	162,334,433	123,241,162
Unrealized appreciation (depreciation) on:
Investments	3,096,018	10,647,956	(5,019,398)
Foreign currencies	(3,223)	—	—
Accumulated undistributed net investment income (loss)	2,015,901	—	(52,927)
Accumulated undistributed net realized loss	(216,176,605)	(12,526,990)	(4,165,500)

Total Net Assets	$225,923,238	$160,455,399	$114,003,337

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	5,400,679	4,667,306	1,114,426
Net assets	40,623,156	46,233,165	10,423,221
Net asset value, offering and redemption price per share	$7.52	$9.91	$9.35

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	24,574,054	11,588,326	11,019,719
Net assets	185,300,082	114,222,234	103,580,116
Net asset value, offering and redemption price per share	$7.54	$9.86	$9.40

[1]Includes loaned securities with a market value of:	$569,682	$2,310,337	$22,526,169

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF ASSETS & LIABILITIES (Continued)
March 31, 2012

	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund

ASSETS:
Investments, at value (cost $463,391,590, $74,885,071 and $238,555,275, respectively)[1]	$471,040,608	$81,368,143	$234,849,218
Repurchase Agreements (cost $6,900,000, $0 and $0, respectively)	6,900,000	—	—
Appreciation of swap agreements	—	—	151,603
Foreign currencies (cost $0, $0, and $383,262, respectively)	—	—	381,520
Cash	—	—	249,342
Income receivable	2,597,489	1,060,003	2,607,068
Receivable for dividend reclaims	—	—	1,224
Receivable for investment securities and foreign currencies sold	24,986,234	—	8,647,569
Receivable for fund shares sold	868,937	49,755	463,017
Swap premiums paid	—	—	1,142,439
Appreciation of forward foreign currency contracts	—	—	2,824,939
Receivable from securities lending agent (See Note 6)	2,322	—	—
Other assets	93,900	48,392	40,063

Total Assets	506,489,490	82,526,293	251,358,002

LIABILITIES:
Options written at value (Premium received $0, $0 and $218,467, respectively)	—	—	77,228
Forward sale commitments (cost $1,077,188, $0 and $0, respectively)	1,080,313	—	—
Depreciation of forward foreign currency contracts	—	—	1,369,182
Depreciation on swap agreements	—	—	201,946
Payable for collateral on securities loaned	2,202,385	—	—
Payable for investment securities and foreign currencies purchased	34,799,463	809,379	5,282,864
Payable for fund shares redeemed	381,641	136,115	191,954
Payable for deposits with brokers for forwards, options and swaps	—	—	234,502
Payable to Investment Advisor	197,442	38,049	131,126
Swap premiums received	—	—	1,055,572
Variation margin on futures contracts	47,290	—	9,817
Other accrued expenses	499,855	133,860	296,034

Total Liabilities	39,208,389	1,117,403	8,850,225

NET ASSETS	$467,281,101	$81,408,890	$242,507,777

NET ASSETS CONSIST OF:
Capital stock	461,378,075	81,180,075	249,431,458
Unrealized appreciation (depreciation) on:
Investments	7,649,027	6,483,072	(3,716,370)
Foreign currencies	—	—	(1,742)
Swaps	—	—	(50,343)
Forward currency exchange contracts	—	—	1,455,757
Forward sale commitments	(3,125)	—	—
Futures contracts	(198,569)	—	(27,055)
Written options	—	—	141,239
Accumulated undistributed net investment income	920,261	66,460	(1,703,352)
Accumulated undistributed net realized loss	(2,464,568)	(6,320,717)	(3,021,815)

Total Net Assets	$467,281,101	$81,408,890	$242,507,777

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	3,276,197	—	3,957,238
Net assets	31,999,581	—	38,403,168
Net asset value, offering and redemption price per share	$9.77	$—	$9.70

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	44,503,603	7,100,198	21,031,180
Net assets	435,281,520	81,408,890	204,104,609
Net asset value, offering and redemption price per share	$9.78	$11.47	$9.70

[1]Includes loaned securities with a market value of:	$2,144,944	$—	$—

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF ASSETS & LIABILITIES (Continued)
March 31, 2012

	Strategic Asset Allocation Fund	Tactical Constrained Asset Allocation Fund	Tactical Unconstrained Asset Allocation Fund	Absolute Return Asset Allocation Fund

ASSETS:
Investments, at value (cost $63,808,635, $69,662,086, $112,525,175, and $218,144,651, respectively)[1]	$67,609,170	$73,066,917	$117,506,523	$219,867,984
Investments in affiliates, at value (cost $73,232,800, $73,964,414, $64,585,539 and $39,059,805, respectively)	78,860,738	79,484,789	70,613,827	39,897,255
Cash	14,487	8,280	40,282	—
Income receivable	92,417	111,134	235,595	260,680
Receivable for fund shares sold	912,811	918,099	1,490,952	1,289,696
Receivable from investment advisor	45,871	49,104	31,975	39,899
Other assets	35,825	33,901	42,829	39,595

Total Assets	147,571,319	153,672,224	189,961,983	261,395,109

LIABILITIES:
Payable for collateral on securities loaned	1,034,110	8,681,219	3,357,200	21,436,500
Payable for investment securities purchased	1,503,750	1,464,417	1,468,867	662,458
Payable for fund shares redeemed	164,409	160,001	163,401	290,092
Other accrued expenses	219,816	221,473	269,077	351,362

Total Liabilities	2,922,085	10,527,110	5,258,545	22,740,412

NET ASSETS	$144,649,234	$143,145,114	$184,703,438	$238,654,697

NET ASSETS CONSIST OF:
Capital stock	136,549,619	135,606,916	177,510,264	235,907,200
Unrealized appreciation on:
Investments	3,800,535	3,404,831	4,981,348	1,723,333
Investments in affiliates	5,627,938	5,520,375	6,028,288	837,450
Accumulated undistributed net investment income (loss)	(225,273)	55,710	221,133	786,432
Accumulated undistributed net realized loss	(1,103,585)	(1,442,718)	(4,037,595)	(599,718)

Total Net Assets	$144,649,234	$143,145,114	$184,703,438	$238,654,697

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	15,292,958	14,661,199	19,363,344	23,773,891
Net assets	144,649,234	143,145,114	184,703,438	238,654,697
Net asset value, offering and redemption price per share	$9.46	$9.76	$9.54	$10.04

[1]Includes loaned securities with a market value of:	$1,008,098	$8,467,275	$3,264,636	$20,725,387

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2012

	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Core Fund

INVESTMENT INCOME:
Dividend income (net of withholding tax of $7,185, $21,839, and $115, respectively)	$2,340,101	$5,046,368	$648,183
Interest income	1,339	3,970	2,314

Total investment income	2,341,440	5,050,338	650,497

EXPENSES:
Investment advisory fees	1,342,747	1,334,129	510,384
Distribution (12b-1) fees – Service Shares	450,497	439,299	140,336
Administrative service fees – Service Shares	450,497	439,299	140,336
Custody fees	127,622	76,059	88,569
Shareholder servicing fees – Service Shares	126,139	123,003	37,701
Legal fees	81,929	86,230	28,553
Administration fees	74,776	74,109	26,216
Fund accounting fees	43,105	42,730	18,515
Reports to shareholders	42,789	40,351	39,819
Federal and state registration fees	40,409	39,850	36,660
Audit and tax fees	32,988	32,988	29,974
Directors’ fees and expenses	24,319	24,726	9,861
Transfer agent fees and expenses	16,366	16,103	9,794
Insurance fees	10,949	10,812	3,607
Compliance fees	7,837	7,658	2,740

Total expenses	2,872,969	2,787,346	1,123,065

Expense reimbursement by Advisor (See Note 3)	(47,832)	—	(41,272)
Less securities lending credit (See Note 6)	(34,127)	(35,454)	(59,722)

Net expenses	2,791,010	2,751,892	1,022,071

Net investment income (loss)	(449,570)	2,298,446	(371,574)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	25,379,781	33,842,641	3,417,901
Net change in unrealized depreciation on investments	(12,286,197)	(28,443,449)	(3,661,311)

Net realized and unrealized gain (loss)	13,093,584	5,399,192	(243,410)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,644,014	$7,697,638	$(614,984)

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended March 31, 2012

	World ex-US Fund	Opportunistic Equity Fund	Global Real Return Fund

INVESTMENT INCOME:
Dividend income (net of withholding tax of $701,915, $2,867, and $0, respectively)	$6,115,182	$2,079,959	$2,771,940
Interest income	1,970	15,171	1,050

Total investment income	6,117,152	2,095,130	2,772,990

EXPENSES
Investment advisory fees	1,569,464	1,153,311	826,249
Distribution (12b-1) fees – Service Shares	515,088	318,493	306,764
Administrative service fees – Service Shares	515,088	318,493	306,764
Custody fees	394,349	41,943	19,802
Shareholder servicing fees – Service Shares	144,225	89,178	85,894
Legal fees	92,967	81,289	69,342
Administration fees	88,686	53,007	29,201
Fund accounting fees	116,617	46,060	13,699
Reports to shareholders	36,965	36,630	25,016
Federal and state registration fees	41,891	42,617	71,017
Audit and tax fees	31,890	30,023	37,903
Directors’ fees and expenses	28,970	21,966	24,371
Transfer agent fees and expenses	18,098	12,625	11,572
Insurance fees	13,574	7,032	4,445
Compliance fees	9,074	5,864	7,587

Total expenses	3,616,946	2,258,531	1,839,626

Expense recapture (reimbursement) by Advisor (See Note 3)	(142,535)	(1,804)	45,837
Less securities lending credit (See Note 6)	(2,463)	(38,620)	(87,420)

Net expenses	3,471,948	2,218,107	1,798,043

Net investment income (loss)	2,645,204	(122,977)	974,947

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investments	(140,639)	(12,577,311)	(4,165,500)
Foreign currencies	(649,254)	—	—

Total	(789,893)	(12,577,311)	(4,165,500)

Net change in unrealized appreciation (depreciation) on:
Investments	(23,501,261)	10,647,956	(5,019,398)
Foreign currencies	(3,170)	—	—

Total	(23,504,431)	10,647,956	(5,019,398)

Net realized and unrealized loss	(24,294,324)	(1,929,355)	(9,184,898)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,649,120)	$(2,052,332)	$(8,209,951)

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended March 31, 2012

	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund

INVESTMENT INCOME:
Dividend income (net of withholding tax of $0, $0, $7,407)	$30,175	$—	$300,483
Interest income	12,776,882	4,177,339	11,304,328

Total investment income	12,807,057	4,177,339	11,604,811

EXPENSES:
Investment advisory fees	2,164,062	466,920	1,579,451
Distribution (12b-1) fees – Service Shares	1,021,875	233,460	506,323
Administrative service fees – Service Shares	1,021,875	233,460	506,323
Custody fees	68,815	15,549	264,677
Shareholder servicing fees – Service Shares	306,563	74,707	146,547
Legal fees	239,074	38,246	154,999
Administration fees	167,883	37,234	57,877
Fund accounting fees	159,815	22,107	93,112
Reports to shareholders	40,579	1,802	49,363
Federal and state registration fees	43,236	39,254	78,799
Audit and tax fees	37,994	27,489	44,628
Directors’ fees and expenses	50,948	12,273	40,749
Transfer agent fees and expenses	28,093	8,706	13,000
Insurance fees	23,773	6,646	4,445
Compliance fees	17,997	3,651	12,857

Total expenses	5,392,582	1,221,504	3,553,150

Expense recapture (reimbursement) by Advisor (See Note 3)	—	(16,850)	(171,817)
Less securities lending credit (See Note 6)	(64,603)	—	—

Net expenses	5,327,979	1,204,654	3,381,333

Net investment income	7,479,078	2,972,685	8,223,478

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	11,865,976	1,394,371	(3,280,703)
Foreign currencies	1,904	—	(216,954)
Swaps	—	—	86,614
Forward currency exchange contracts	(161,263)	—	(65,785)
Forward sale commitments	(591,816)	—	—
Futures contracts	424,439	—	(1,553,363)

Total	11,539,240	1,394,371	(5,030,191)

Net change in unrealized appreciation (depreciation) on:
Investments	6,423,101	5,756,168	(3,716,370)
Foreign currencies	—	—	(1,742)
Swaps	—	—	(50,343)
Forward currency contracts	150,835	—	1,455,757
Forward sale commitments	(3,125)	—	—
Futures contracts	102,779	—	(27,055)
Written options	—	—	141,239

Total	6,673,590	5,756,168	(2,198,514)

Net realized and unrealized gain (loss)	18,212,830	7,150,539	(7,228,705)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,691,908	$10,123,224	$994,773

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF OPERATIONS (Continued)
For the Period April 29, 2011[1] through March 31, 2012

	Strategic Asset Allocation Fund	Tactical Constrained Asset Allocation Fund	Tactical Unconstrained Asset Allocation Fund	Absolute Return Asset Allocation Fund

INVESTMENT INCOME:
Dividend income (net of withholding tax of $0, $0, $0 and $0, respectively)	$805,515	$797,481	$1,018,880	$2,104,253
Dividends from affiliate investments	570,996	724,368	658,706	955,499
Interest income	3,656	3,575	4,996	7,047

Total investment income	1,380,167	1,525,424	1,682,582	3,066,799

EXPENSES:
Investment advisory fees	147,267	147,593	265,899	380,460
Distribution (12b-1) fees – Service Shares	147,267	147,593	189,929	271,757
Administrative service fees – Service Shares	147,267	147,593	189,929	271,757
Custody fees	31,082	49,153	57,487	65,371
Shareholder servicing fees – Service Shares	55,612	55,681	71,879	102,881
Legal fees	53,673	54,163	66,201	100,243
Administration fees	15,778	15,897	21,448	32,519
Fund accounting fees	7,818	8,290	10,068	14,647
Reports to shareholders	22,663	22,724	30,256	45,372
Federal and state registration fees	56,777	56,662	61,492	68,999
Audit and tax fees	14,323	14,323	14,323	14,323
Directors’ fees and expenses	6,750	6,859	8,636	13,102
Transfer agent fees and expenses	3,841	3,850	4,581	5,132
Insurance fees	3,968	3,968	3,968	3,968
Compliance fees	2,530	2,536	3,133	4,493

Total expenses	716,616	736,885	999,229	1,395,024

Expense reimbursement by Advisor (See Note 3)	(109,544)	(129,239)	(116,347)	(169,190)
Less securities lending credit (See Note 6)	(18,004)	(17,274)	(47,197)	(30,105)

Net expenses	589,068	590,372	835,685	1,195,729

Net investment income	791,099	935,052	846,897	1,871,070

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(470,405)	(597,131)	(1,906,041)	230,279
Investments in affiliates	(632,370)	(845,587)	(2,131,888)	(829,997)

Total	(1,102,775)	(1,442,718)	(4,037,929)	(599,718)

Net change in unrealized appreciation on:
Investments	3,800,535	3,404,831	4,981,348	1,723,333
Investments in affiliates	5,627,938	5,520,375	6,028,288	837,450

Total	9,428,473	8,925,206	11,009,636	2,560,783

Net realized and unrealized gain	8,325,698	7,482,488	6,971,707	1,961,065

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,116,797	$8,417,540	$7,818,604	$3,832,135

[1]	Commencement of operations.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Growth Fund		Large Cap Value Fund

	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011

OPERATIONS:
Net investment income (loss)	$(449,570)	$(210,844)	$2,298,446	$2,170,622
Net realized gain on investment transactions	25,379,781	14,403,372	33,842,641	3,487,047
Change in unrealized appreciation (depreciation) on investments	(12,286,197)	19,790,807	(28,443,449)	17,203,674

Net increase in net assets resulting from operations	12,644,014	33,983,335	7,697,638	22,861,343

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	31,939,165	—	41,284,965	—
Shares issued to holders in reinvestment of dividends	—	—	559,662	—
Shares redeemed	(3,895,350)	—	(5,173,389)	—

Net increase	28,043,815	—	36,671,238	—

Service Shares
Shares sold	112,113,323	34,064,790	114,824,850	35,157,092
Shares issued to holders in reinvestment of dividends	—	—	1,676,458	2,263,928
Shares redeemed	(163,945,672)	(64,847,160)	(155,967,475)	(58,513,846)

Net decrease	(51,832,349)	(30,782,370)	(39,466,167)	(21,092,826)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	—	(559,662)	—
Net investment income – Service Shares	—	—	(1,676,610)	(2,264,115)

Total dividends and distributions	—	—	(2,236,272)	(2,264,115)

INCREASE (DECREASE) IN NET ASSETS	(11,144,520)	3,200,965	2,666,437	(495,598)
NET ASSETS:
Beginning of year	$211,129,188	$207,928,223	$200,132,341	$200,627,939

End of year (including undistributed net investment income (loss) of $(71,022), $1,129, $561,303 and $499,075, respectively)	$199,984,668	$211,129,188	$202,798,778	$200,132,341

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	3,362,999	—	5,351,797	—
Shares issued to holders in reinvestment of dividends	—	—	74,821	—
Shares redeemed	(428,892)	—	(694,851)	—

Net increase	2,934,107	—	4,731,767	—

Service Shares
Shares sold	11,684,957	3,927,474	14,492,557	4,692,536
Shares issued to holders in reinvestment of dividends	—	—	221,754	289,505
Shares redeemed	(16,938,911)	(7,499,745)	(19,524,651)	(7,874,002)

Net decrease	(5,253,954)	(3,572,271)	(4,810,340)	(2,891,961)

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small/Mid Cap Core Fund		World ex-US Fund

	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011

OPERATIONS:
Net investment income (loss)	$(371,574)	$(216,673)	$2,645,204	$3,415,506
Net realized gain (loss) on investment transactions	3,417,901	4,229,166	(789,893)	12,057,740
Change in unrealized appreciation (depreciation) on investments	(3,661,311)	4,286,200	(23,504,431)	(352,760)

Net increase (decrease) in net assets resulting from operations	(614,984)	8,298,693	($21,649,120)	15,120,486

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	35,637,119	—	47,752,548	—
Shares issued to holders in reinvestment of dividends	—	—	536,257	—
Shares redeemed	(7,995,819)	—	(8,429,463)	—

Net increase	27,641,300	—	39,859,342	—

Service Shares
Shares sold	55,798,047	6,604,384	54,279,153	66,226,573
Shares issued to holders in reinvestment of dividends	—	—	2,278,571	4,261,966
Shares redeemed	(47,522,395)	(14,803,776)	(115,730,785)	(81,264,833)

Net increase (decrease)	8,275,652	(8,199,392)	(59,173,061)	(10,776,294)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	—	(536,257)	—
Net investment income – Service Shares	—	—	(2,279,735)	(4,263,692)

Total dividends and distributions	—	—	(2,815,992)	(4,263,692)

INCREASE (DECREASE) IN NET ASSETS	35,301,968	99,301	(43,778,831)	80,500
NET ASSETS:
Beginning of year	$42,748,789	$42,649,488	$269,702,069	$269,621,569

End of year (including undistributed net investment income (loss) of $(34,662), $54,113, $2,015,901 and $2,790,644, respectively)	$78,050,757	$42,748,789	$225,923,238	$269,702,069

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	3,418,942	—	6,489,227	—
Shares issued to holders in reinvestment of dividends	—	—	81,251	—
Shares redeemed	(814,996)	—	(1,169,799)	—

Net increase	2,603,946	—	5,400,679	—

Service Shares
Shares sold	4,905,502	662,601	7,284,429	8,486,413
Shares issued to holders in reinvestment of dividends	—	—	344,195	532,081
Shares redeemed	(4,419,198)	(1,487,757)	(15,197,691)	(10,523,609)

Net increase (decrease)	486,304	(825,156)	(7,569,067)	(1,505,115)

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Equity Fund	Global Real Return Fund

	Year Ended March 31, 2012	Year Ended March 31, 2012

OPERATIONS:
Net investment income (loss)	$(122,977)	$974,947
Net realized loss on investment transactions	(12,577,311)	(4,165,500)
Change in unrealized appreciation (depreciation) on investments	10,647,956	(5,019,398)

Net decrease in net assets resulting from operations	(2,052,332)	(8,209,951)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	52,372,060	10,727,543
Shares issued to holders in reinvestment of dividends	—	134,132
Shares redeemed	(9,512,689)	(458,265)

Net increase	42,859,371	10,403,410

Service Shares
Shares sold	182,674,884	169,097,947
Shares issued to holders in reinvestment of dividends	—	1,004,029
Shares redeemed	(63,026,524)	(57,155,937)

Net increase	119,648,360	112,946,039

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	(126,411)
Net investment income – Service Shares	—	(946,234)
Return of capital – Institutional Shares	—	(7,721)
Return of capital – Service Shares	—	(57,795)

Total dividends and distributions	—	(1,138,161)

INCREASE IN NET ASSETS	160,455,399	114,001,337
NET ASSETS:
Beginning of year	—	2,000

End of year (including undistributed net investment loss of $0, and $(52,927), respectively)	$160,455,399	$114,003,337

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	5,777,090	1,149,354
Shares issued to holders in reinvestment of dividends	—	15,418
Shares redeemed	(1,109,784)	(50,346)

Net increase	4,667,306	1,114,426

Institutional Shares
Shares sold	18,575,216	16,979,915
Shares issued to holders in reinvestment of dividends	—	114,746
Shares redeemed	(6,986,890)	(6,075,142)

Net increase	11,588,326	11,019,519

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Core Fixed Income Fund		Tax-Exempt Fixed Income Fund

	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011

OPERATIONS:
Net investment income	$7,479,078	$12,740,153	$2,972,685	$6,125,439
Net realized gain (loss) on investment transactions	11,539,240	(9,073,100)	1,394,371	(116,442)
Change in unrealized appreciation (depreciation) on investments	6,673,590	26,814,898	5,756,168	(4,266,163)

Net increase in net assets resulting from operations	25,691,908	30,481,951	10,123,224	1,742,834

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	68,940,739	—	—	—
Shares issued to holders in reinvestment of dividends	584,438	—	—	—
Shares redeemed	(38,116,152)	—	—	—

Net increase	31,409,025	—	—	—

Service Shares
Shares sold	229,985,171	187,560,080	24,438,594	51,372,371
Shares issued to holders in reinvestment of dividends	7,246,292	14,828,487	2,989,714	6,257,986
Shares redeemed	(401,161,022)	(184,064,092)	(123,481,858)	(78,112,852)

Net increase (decrease)	(163,929,559)	18,324,475	(96,053,550)	(20,482,495)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(584,438)	—	—	—
Net investment income – Service Shares	(7,246,797)	(14,829,215)	(2,990,928)	(6,259,146)

Total dividends and distributions	(7,831,235)	(14,829,215)	(2,990,928)	(6,259,146)

INCREASE (DECREASE) IN NET ASSETS	(114,659,861)	33,977,211	(88,921,254)	(24,998,807)
NET ASSETS:
Beginning of year	$581,940,962	$547,963,751	$170,330,144	$195,328,951

End of year (including undistributed net investment income of $920,261, $721,349, $66,460 and $84,703, respectively)	$467,281,101	$581,940,962	$81,408,890	$170,330,144

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	7,100,674	—	—	—
Shares issued to holders in reinvestment of dividends	59,987	—	—	—
Shares redeemed	(3,884,464)	—	—	—

Net increase	3,276,197	—	—	—

Service Shares
Shares sold	23,714,369	19,988,828	2,176,388	4,655,458
Shares issued to holders in reinvestment of dividends	746,764	1,588,021	266,512	571,371
Shares redeemed	(42,102,151)	(19,635,589)	(11,311,366)	(7,109,822)

Net increase (decrease)	(17,641,018)	1,941,260	(8,868,466)	(1,882,993)

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Fixed Income Fund	Strategic Asset Allocation Fund

	Year Ended March 31, 2012	April 29, 2011[1] Through March 31, 2012

OPERATIONS:
Net investment income	$8,223,478	$791,099
Net realized loss on investment transactions	(5,030,191)	(1,102,775)
Change in unrealized appreciation (depreciation) on investments	(2,198,514)	9,428,473

Net increase in net assets resulting from operations	994,773	9,116,797

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	64,598,842	—
Shares issued to holders in reinvestment of dividends	1,095,080	—
Shares redeemed	(27,299,114)	—

Net increase	38,394,808	—

Service Shares
Shares sold	307,026,836	147,611,371
Shares issued to holders in reinvestment of dividends	6,865,088	1,067,171
Shares redeemed	(102,815,560)	(12,102,934)

Net increase	211,076,364	136,575,608

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(1,095,080)	—
Net investment income – Service Shares	(6,865,088)	(1,058,402)
Return of capital – Institutional Shares	—	—
Return of capital – Service Shares	—	(8,769)

Total dividends and distributions	(7,960,168)	(1,067,171)

INCREASE IN NET ASSETS	242,505,777	144,625,234
NET ASSETS:
Beginning of year	2,000	24,000

End of year (including undistributed net investment loss of $(1,703,352) and $(225,273), respectively)	$242,507,777	$144,649,234

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	6,736,982	—
Shares issued to holders in reinvestment of dividends	115,534	—
Shares redeemed	(2,895,278)	—

Net increase	3,957,238	—

Service Shares
Shares sold	30,996,452	16,559,127
Shares issued to holders in reinvestment of dividends	721,132	126,143
Shares redeemed	(10,686,604)	(1,394,712)

Net increase	21,030,980	15,290,558

[1]	Commencement of operations.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Tactical Constrained Asset Allocation Fund	Tactical Unconstrained Asset Allocation Fund

	April 29, 2011[1] Through March 31, 2012	April 29, 2011[1] Through March 31, 2012

OPERATIONS:
Net investment income	$935,052	$846,897
Net realized loss on investment transactions	(1,442,718)	(4,037,929)
Change in unrealized appreciation on investments	8,925,206	11,009,636

Net increase in net assets resulting from operations	8,417,540	7,818,604

CAPITAL SHARE TRANSACTIONS:
Service Shares
Shares sold	147,249,517	195,854,836
Shares issued to holders in reinvestment of dividends	920,562	667,199
Shares redeemed	(12,545,943)	(18,994,002)

Net increase	135,624,136	177,528,033

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Service Shares	(920,562)	(667,199)

Total dividends and distributions	(920,562)	(667,199)

INCREASE IN NET ASSETS	143,121,114	184,679,438
NET ASSETS:
Beginning of year	24,000	24,000

End of year (including undistributed net investment income of $55,710, and $221,133, respectively)	$143,145,114	$184,703,438

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	15,938,306	21,367,013
Shares issued to holders in reinvestment of dividends	103,318	75,732
Shares redeemed	(1,382,825)	(2,081,801)

Net increase	14,658,799	19,360,944

[1]	Commencement of operations.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Absolute Return Asset Allocation Fund
April 29, 2011[1] Through March 31, 2012

OPERATIONS:
Net investment income	$1,871,070
Net realized loss on investment transactions	(599,718)
Change in unrealized appreciation on investments	2,560,783
Net increase in net assets resulting from operations	3,832,135
CAPITAL SHARE TRANSACTIONS:
Service Shares
Shares sold	259,307,338
Shares issued to holders in reinvestment of dividends	1,125,858
Shares redeemed	(24,508,776)
Net increase	235,924,420

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Service Shares	(1,125,858)
Total dividends and distributions	(1,125,858)
INCREASE IN NET ASSETS	238,630,697
NET ASSETS:
Beginning of year	24,000
End of year (including undistributed net investment income of $786,432)	$238,654,697

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	26,122,395
Shares issued to holders in reinvestment of dividends	114,300
Shares redeemed	(2,465,204)
Net increase	23,771,491

[1]	Commencement of operations.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds FINANCIAL HIGHLIGHTS

	Large Cap Growth Fund
	Institutional			Service
	April 29, 2011[1] Through March 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of period	$10.32	$9.99	$8.41	$5.67	$8.81	$9.62
Income from investment operations:
Net investment income (loss)	0.01	(0.03)	(0.01)	0.01	—	(0.01)
Net realized and unrealized gains (losses) on investments	0.35	0.65	1.59	2.75	(3.14)	(0.30)
Total from investment operations	0.36	0.62	1.58	2.76	(3.14)	(0.31)
Less distributions:
Dividends from net investment income	—	—	—	(0.01)	—	—
Dividends from net realized gains	—	—	—	—	— *	(0.50)
Return of capital	—	—	—	(0.01)	—	—
Total distributions	—	—	—	(0.02)	—	(0.50)
Net asset value, end of period	$10.68	$10.61	$9.99	$8.41	$5.67	$8.81

Total return	3.49%[2]	6.21%	18.79%	48.60%	-35.63%	-3.88%
Supplemental data and ratios:
Net assets, end of period	$31,330,264	$168,654,404	$211,129,188	$207,928,223	$203,479,219	$649,307,452
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.93%[3]	1.54%	1.45%	1.46%	1.40%	1.33%
After expense reimbursement (recapture) and securities lending credit	0.92%[3]	1.49%	1.43%	1.41%	1.27%	1.28%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.33%[3]	-0.32%	-0.13%	0.09%	-0.15%	-0.15%
After expense reimbursement (recapture) and securities lending credit	0.34%[3]	-0.27%	-0.11%	0.14%	-0.02%	-0.10%
Portfolio turnover rate	126.61%	126.61%	63.33%	69.83%	98.67%	62.86%

Portfolio turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds FINANCIAL HIGHLIGHTS

	Large Cap Value Fund
	Institutional	Service
	April 29, 2011[1] Through March 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of period	$8.54	$8.32	$7.44	$4.85	$9.85	$12.34
Income from investment operations:
Net investment income	0.13	0.10	0.09	0.10	0.19	0.15
Net realized and unrealized gains (losses) on investments	(0.09)	0.13	0.88	2.60	(4.99)	(1.55)
Total from investment operations	0.04	0.23	0.97	2.70	(4.80)	(1.40)
Less distributions:
Dividends from net investment income	(0.19)	(0.08)	(0.09)	(0.11)	(0.20)	(0.14)
Dividends from net realized gains	—	—	—	—	— *	(0.95)
Total distributions	(0.19)	(0.08)	(0.09)	(0.11)	(0.20)	(1.09)
Net asset value, end of period	$8.39	$8.47	$8.32	$7.44	$4.85	$9.85
Total return	0.70%[2]	2.87%	13.15%	55.37%	-48.85%	-12.23%
Supplemental data and ratios:
Net assets, end of period	$39,721,680	$163,077,098	$200,132,341	$200,627,939	$180,181,364	$574,388,589
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.93%[3]	1.51%	1.44%	1.44%	1.38%	1.33%
After expense reimbursement (recapture) and securities lending credit	0.92%[3]	1.49%	1.42%	1.40%	1.22%	1.28%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.89%[3]	1.13%	1.13%	1.27%	1.60%	1.16%
After expense reimbursement (recapture) and securities lending credit	1.90%[3]	1.15%	1.15%	1.31%	1.76%	1.21%
Portfolio turnover rate	95.12%	95.12%	16.35%	26.85%	58.45%	40.54%

Portfolio turnover is calculated for the Fund as a whole.
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund

	Institutional			Service

	April 29, 2011[1] Through March 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008

Per share data for a share of capital stock
outstanding for the entire year and
selected information for the year are as
follows:
Net asset value, beginning of period	$11.99	$11.61	$9.46	$5.69	$9.24	$11.95
Income from investment operations:
Net investment income (loss)	—	(0.09)	(0.05)	0.01	0.08	0.08
Net realized and unrealized gains (losses)
on investments	(0.43)	(0.02)	2.20	3.78	(3.56)	(2.36)

Total from investment operations	(0.43)	(0.11)	2.15	3.79	(3.48)	(2.28)

Less distributions:
Dividends from net investment income	—	—	—	— *	(0.07)	(0.08)
Dividends from net realized gains	—	—	—	—	—	(0.35)
Return of capital	—	—	—	(0.02)	— *	— *

Total distributions	—	—	—	(0.02)	(0.07)	(0.43)

Net asset value, end of period	$11.56	$11.50	$11.61	$9.46	$5.69	$9.24

Total return	-3.59%[2]	-0.95%	22.73%	66.39%	-37.59%	-19.47%
Supplemental data and ratios:
Net assets, end of period	$30,106,471	$47,944,286	$42,748,789	$42,649,488	$45,179,654	$99,548,384
Ratio of expenses to average net assets
Before expense reimbursement
(recapture) and securities lending
credit	1.22%[3]	1.74%	1.71%	1.67%	1.59%	1.48%
After expense reimbursement
(recapture) and securities lending
credit	1.09%[3]	1.59%	1.59%	1.59%	1.28%	1.40%
Ratio of net investment income (loss) to
average net assets
Before expense reimbursement
(recapture) and securities lending
credit	-0.10%[3]	-0.82%	-0.66%	-0.06%	0.58%	0.61%
After expense reimbursement
(recapture) and securities lending
credit	0.03%[3]	-0.67%	-0.54%	0.02%	0.89%	0.69%
Portfolio turnover rate	245.95%	245.95%	44.75%	52.31%	65.97%	127.62%

Portfolio turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	World ex-US Fund

	Institutional		Service

	April 29, 2011[1] Through March 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008

Per share data for a share of capital stock
outstanding for the entire year and
selected information for the year are as
follows:
Net asset value, beginning of period	$8.75	$8.39	$8.01	$5.80	$11.96	$14.73
Income from investment operations:
Net investment income	0.07	0.12	0.11	0.20	0.25	0.13
Net realized and unrealized gains (losses)
on investments	(1.17)	(0.88)	0.40	2.22	(6.26)	(0.44)

Total from investment operations	(1.10)	(0.76)	0.51	2.42	(6.01)	(0.31)

Less distributions:
Dividends from net investment income	(0.13)	(0.09)	(0.13)	(0.21)	(0.07)	(0.14)
Dividends from net realized gains	—	—	—	—	(0.08)	(2.32)

Total distributions	(0.13)	(0.09)	(0.13)	(0.21)	(0.15)	(2.46)

Net asset value, end of period	$7.52	$7.54	$8.39	$8.01	$5.80	$11.96

Total return	-12.34%[2]	-8.92%	6.48%	41.68%	-50.42%	-3.85%
Supplemental data and ratios:
Net assets, end of period	$40,623,156	$185,300,082	$269,702,069	$269,621,569	$223,339,201	$681,622,030
Ratio of expenses to average net assets
Before expense reimbursement
(recapture) and securities lending
credit	1.08%[3]	1.66%	1.50%	1.53%	1.53%	1.43%
After expense reimbursement
(recapture) and securities lending
credit	1.08%[3]	1.59%	1.50%	1.53%	1.52%	1.42%
Ratio of net investment income to average
net assets
Before expense reimbursement
(recapture) and securities lending
credit	1.13%[3]	1.11%	1.34%	2.01%	1.94%	0.87%
After expense reimbursement
(recapture) and securities lending
credit	1.13%[3]	1.18%	1.34%	2.01%	1.95%	0.88%
Portfolio turnover rate	164.90%	164.90%	47.34%	65.33%	144.98%	119.13%

Portfolio turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Opportunistic Equity Fund		Global Real Return Fund

	Institutional	Service	Institutional	Service

	April 29, 2011[1] Through March 31, 2012	Year Ended March 31, 2012	April 29, 2011[1] Through March 31, 2012	Year Ended March 31, 2012

Per share data for a share of capital stock
outstanding for the entire year and selected
information for the year are as follows:
Net asset value, beginning of period	$10.21	$10.00	$10.31	$10.00
Income from investment operations:
Net investment income (loss)	0.02	(0.02)	0.10	0.07
Net realized and unrealized losses on
investments	(0.32)	(0.12)	(0.88)	(0.59)

Total from investment operations	(0.30)	(0.14)	(0.78)	(0.52)

Less distributions:
Dividends from net investment income	—	—	(0.17)	(0.08)
Return of capital	—	—	(0.01)	— *

Total distributions	—	—	(0.18)	(0.08)

Net asset value, end of period	$9.91	$9.86	$9.35	$9.40

Total return	-2.94%[2]	-1.40%	-7.48%[2]	-5.09%
Supplemental data and ratios:
Net assets, end of period	$46,233,165	$114,222,234	$10,423,221	$103,580,116
Ratio of expenses to average net assets
Before expense reimbursement (recapture)
and securities lending credit	1.05%[3]	1.63%	0.89%[3]	1.47%
After expense reimbursement (recapture)
and securities lending credit	1.03%[3]	1.60%	0.82%[3]	1.44%
Ratio of net investment income (loss) to
average net assets
Before expense reimbursement (recapture)
and securities lending credit	0.45%[3]	-0.19%	1.08%[3]	0.72%
After expense reimbursement (recapture)
and securities lending credit	0.47%[3]	-0.16%	1.15%[3]	0.75%
Portfolio turnover rate	91.59%	91.59%	55.11%	55.11%

Portfolio turnover is calculated for the Fund as a whole.
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund

	Institutional	Service

	April 29, 2011[1] Through March 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008

Per share data for a share of capital stock
outstanding for the entire year and
selected information for the year are as
follows:
Net asset value, beginning of period	$9.48	$9.36	$9.10	$7.92	$9.20	$9.27
Income from investment operations:
Net investment income	0.21	0.17	0.21	0.33	0.41	0.41
Net realized and unrealized gains (losses)
on investments	0.31	0.42	0.29	1.17	(1.11)	(0.06)

Total from investment operations	0.52	0.59	0.50	1.50	(0.70)	0.35

Less distributions:
Dividends from net investment income	(0.23)	(0.17)	(0.24)	(0.32)	(0.40)	(0.41)
Dividends from net realized gains	—	—	—	—	(0.18)	(0.01)

Total distributions	(0.23)	(0.17)	(0.24)	(0.32)	(0.58)	(0.42)

Net asset value, end of period	$9.77	$9.78	$9.36	$9.10	$7.92	$9.20

Total return	5.56%[2]	6.35%	5.58%	19.21%	-7.57%	3.87%
Supplemental data and ratios:
Net assets, end of period	$31,999,581	$435,281,520	$581,940,962	$547,963,751	$504,451,429	$804,085,918
Ratio of expenses to average net assets
Before expense reimbursement
(recapture) and securities lending
credit	0.70%[3]	1.28%	1.25%	1.28%	1.26%	1.18%
After expense reimbursement
(recapture) and securities lending
credit	0.69%[3]	1.26%	1.24%	1.25%	1.18%	1.13%
Ratio of net investment income to average
net assets
Before expense reimbursement
(recapture) and securities lending
credit	2.14%[3]	1.68%	2.23%	3.71%	4.54%	4.37%
After expense reimbursement
(recapture) and securities lending
credit	2.15%[3]	1.70%	2.24%	3.74%	4.62%	4.42%
Portfolio turnover rate	427.36%	427.36%	485.40%	224.89%	261.77%	307.52%

Portfolio turnover is calculated for the Fund as a whole.
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Tax-Exempt Fixed Income Fund

	Service

	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008

Per share data for a share of capital stock
outstanding for the entire year and
selected information for the year are as
follows:
Net asset value, beginning of year	$10.67	$10.94	$10.27	$10.64	$10.92
Income from investment operations:
Net investment income	0.37	0.36	0.36	0.34	0.31
Net realized and unrealized gains (losses)
on investments	0.80	(0.26)	0.66	(0.37)	(0.28)

Total from investment operations	1.17	0.10	1.02	(0.03)	0.03

Less distributions:
Dividends from net investment income	(0.37)	(0.37)	(0.35)	(0.34)	(0.31)

Total distributions	(0.37)	(0.37)	(0.35)	(0.34)	(0.31)

Net asset value, end of year	$11.47	$10.67	$10.94	$10.27	$10.64

Total return	11.10%	0.89%	10.06%	-0.25%	0.28%
Supplemental data and ratios:
Net assets, end of year	$81,408,890	$170,330,144	$195,328,951	$193,579,910	$257,440,133
Ratio of expenses to average net assets
Before expense reimbursement
(recapture)	1.31%	1.29%	1.30%	1.30%	1.23%
After expense reimbursement
(recapture)	1.29%	1.29%	1.29%	1.29%	1.23%
Ratio of net investment income to average
net assets
Before expense reimbursement
(recapture)	3.16%	3.25%	3.30%	3.09%	2.93%
After expense reimbursement
(recapture)	3.18%	3.25%	3.31%	3.10%	2.93%
Portfolio turnover rate	38.80%	38.01%	57.44%	44.37%	66.26%

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund

	Institutional	Service

	April 29, 2011[1] Through March 31, 2012	Year Ended March 31, 2012

Per share data for a share of capital stock
outstanding for the entire year and selected
information for the year are as follows:
Net asset value, beginning of period	$10.07	$10.00
Income from investment operations:
Net investment income	0.35	0.34
Net realized and unrealized losses
on investments	(0.34)	(0.31)

Total from investment operations	0.01	0.03

Less distributions:
Dividends from net investment income	(0.38)	(0.33)

Total distributions	(0.38)	(0.33)

Net asset value, end of period	$9.70	$9.70

Total return	0.29%[2]	0.56%
Supplemental data and ratios:
Net assets, end of period	$38,403,168	$204,104,609
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.13%[3]	1.63%
After expense reimbursement (recapture)	1.05%[3]	1.55%
Ratio of net investment income to average
net assets
Before expense reimbursement (recapture)	4.20%[3]	3.49%
After expense reimbursement (recapture)	4.28%[3]	3.57%
Portfolio turnover rate	86.54%	86.54%

Portfolio turnover is calculated for the Fund as a whole.
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
FINANCIAL HIGHLIGHTS

	Strategic Asset Allocation Fund	Tactical Constrained Asset Allocation Fund	Tactical Unconstrained Asset Allocation Fund	Absolute Return Asset Allocation Fund

	Service

	April 29, 2011[1] Through March 31, 2012	April 29, 2011[1] Through March 31, 2012	April 29, 2011[1] Through March 31, 2012	April 29, 2011[1] Through March 31, 2012

Per share data for a share of capital stock
outstanding for the entire year and selected
information for the year are as follows:
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00
Income from investment operations:
Net investment income	0.08	0.09	0.06	0.09
Net realized and unrealized gains (losses)
on investments	(0.52)	(0.24)	(0.47)	0.01

Total from investment operations	(0.44)	(0.15)	(0.41)	0.10

Less distributions:
Dividends from net investment income	(0.10)	(0.09)	(0.05)	(0.06)
Return of capital	— *	—	—	—

Total distributions	(0.10)	(0.09)	(0.05)	(0.06)

Net asset value, end of period	$9.46	$9.76	$9.54	$10.04

Total return	-4.30%[2]	-1.43%[2]	-4.09%[2]	1.01%[2]
Supplemental data and ratios:
Net assets, end of period	$144,649,234	$143,145,114	$184,703,438	$238,654,697
Ratio of expenses to average net assets
Before expense reimbursement (recapture)
and securities lending credit	1.22%[3]	1.25%[3]	1.32%[3]	1.28%[3]
After expense reimbursement (recapture)
and securities lending credit	1.00%[3]	1.00%[3]	1.10%[3]	1.10%[3]
Ratio of net investment income to average
net assets
Before expense reimbursement (recapture)
and securities lending credit	1.12%[3]	1.33%[3]	0.90%[3]	1.54%[3]
After expense reimbursement (recapture)
and securities lending credit	1.34%[3]	1.58%[3]	1.12%[3]	1.72%[3]
Portfolio turnover rate	14.40%[2]	50.86%[2]	293.90%[2]	136.33%[2]

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS
March 31, 2012

1.	Organization

GPS Funds I (formerly, AssetMark Funds) and GPS Funds II (the “Trusts”) are organized as Delaware statutory trusts under Declarations of Trusts dated January 2, 2001 and October 20, 2010, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. GPS Funds I is comprised of the following 7 funds: GuideMarkSM Large Cap Growth Fund, GuideMarkSM Large Cap Value Fund, GuideMarkSM Small/Mid Cap Core Fund, GuideMarkSM World ex-US Fund, GuideMarkSM Opportunistic Equity Fund, GuideMarkSM Core Fixed Income Fund, GuideMarkSM Tax-Exempt Fixed Income Fund and GPS II is comprised of the following 6 funds: GuideMarkSM Global Real Return Fund, GuideMarkSM Opportunistic Fixed Income Fund, GuidePathSM Strategic Asset Allocation Fund, GuidePathSM Tactical Constrained Asset Allocation Fund, GuidePathSM Tactical Unconstrained Asset Allocation Fund and GuidePathSM Absolute Return Asset Allocation Fund (collectively, the “Funds”). All of the Funds, except for the GuideMarkSM Opportunistic Fixed Income Fund, are classified and operate as diversified funds under the 1940 Act. The GuideMarkSM Opportunistic Fixed Income Fund is classified as non-diversified. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Effective April 1, 2011, the GuideMarkSM Large Cap Growth Fund, GuideMarkSM Large Cap Value Fund, GuideMarkSM Small/Mid Cap Core Fund, GuideMarkSM World ex-US Fund, GuideMarkSM Core Fixed Income Fund and GuideMarkSM Tax-Exempt Fixed Income Fund completed a restructuring to become the GuideMarkSM Funds. The GuideMarkSM Global Real Return Fund, GuideMarkSM Opportunistic Fixed Income Fund, GuidePathSM Strategic Asset Allocation Fund, GuidePathSM Tactical Constrained Asset Allocation Fund, GuidePathSM Tactical Unconstrained Asset Allocation Fund and GuidePathSM Absolute Return Asset Allocation Fund were seeded on March 4, 2011 and the prospectus went effective on April 1, 2011. As of April 1, 2011, the GuideMarkSM Opportunistic Equity Fund, GuideMarkSM Global Real Return Fund and GuideMarkSM Opportunistic Fixed Income Fund commenced operations. As of April 29, 2011, the GuidePathSM Strategic Asset Allocation Fund, GuidePathSM Tactical Constrained Asset Allocation Fund, GuidePathSM Tactical Unconstrained Asset Allocation Fund and GuidePathSM Absolute Return Asset Allocation Fund commenced operations. Each Fund offers two classes of shares: Service Shares and Institutional Shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principals (“GAAP”).

(a)

Investment Valuation
Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are valued at amortized cost.

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation.

Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair value as determined by the applicable Fund’s Valuation Committee. Securities for which no market prices are readily available will be valued at their fair value as determined by the Valuation Committee under procedures adopted by the applicable Board of Trustees.

Valuation Measurements

The Funds have adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

During the period, certain of the securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments. The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset backed securities, collateralized mortgage obligations, corporate obligations, U.S. and foreign government debt obligations, mortgage backed securities, municipal debt obligations, supranational obligations and U.S. treasuries; (2) certain common stocks, convertible preferred stocks and real estate investment trusts (“REIT”); and (3) certain over-the-counter derivative instruments, including forward currency contracts.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

instruments are normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments. The Funds’ investments that were categorized as Level 3 include: (1) fair valued securities, including investments purchased as securities lending collateral and warrants.

Certain of the Funds’ investments are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2012:

GuideMarkSM Large Cap Growth Fund

	Level 1	Level 2	Level 3	Total

Common Stocks	$198,287,230	$—	$—	$198,287,230
Short Term Investments	1,913,212	—	—	1,913,212
Investments Purchased as Securities Lending Collateral	3,049,530	—	792	3,050,322

Total Investments in Securities	$203,249,972	$—	$792	$203,250,764

For further information regarding security characteristics, see the Schedule of Investments. There were no significant transfers in/out of Level 1 or 2.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities

Balance as of March 31, 2011	$365
Change in unrealized appreciation	427

Balance as of March 31, 2012	$792

Change in unrealized appreciation during the period for Level 3 investments held at March 31, 2012.	$427

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

GuideMarkSM Large Cap Value Fund

	Level 1	Level 2	Level 3	Total

Common Stocks	$193,661,845	$—	$—	$193,661,845
Real Estate Investment Trusts	3,421,001	—	—	3,421,001
Short Term Investments	6,045,167	—	—	6,045,167
Investments Purchased as Securities Lending Collateral	8,742,736	—	906	8,743,642

Total Investments in Securities	$211,870,749	$—	$906	$211,871,655

For further information regarding security characteristics, see the Schedule of Investments. There were no significant transfers in/out of Level 1 or 2.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities

Balance as of March 31, 2011	$418
Change in unrealized appreciation	488

Balance as of March 31, 2012	$906

Change in unrealized appreciation during the period for Level 3 investments held at March 31, 2012.	$488

GuideMarkSM Small/Mid Cap Core Fund

	Level 1	Level 2	Level 3	Total

Common Stocks	$69,113,245	$—	$—	$69,113,245
Real Estate Investment Trusts	6,538,180	—	—	6,538,180
Short Term Investments	2,305,953	—	—	2,305,953
Investments Purchased as Securities Lending Collateral	4,436,364	—	247	4,436,611

Total Investments in Securities	$82,393,742	$—	$247	$82,393,989

For further information regarding security characteristics, see the Schedule of Investments. There were no significant transfers in/out of Level 1 or 2.

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities

Balance as of March 31, 2011	$114
Change in unrealized appreciation	133

Balance as of March 31, 2012	$247

Change in unrealized appreciation during the period for Level 3 investments held at March 31, 2012.	$133

GuideMarkSM World ex-US Fund
	Level 1	Level 2	Level 3	Total

Common Stocks	$30,246,525	$184,168,906	$—	$214,415,431
Investment Companies	4,012,920	—	—	4,012,920
Preferred Stocks	3,164,653	—	—	3,164,653
Real Estate Investment Trusts	—	1,295,011	—	1,295,011
Short Term Investments	1,281,924	—	—	1,281,924
Investments Purchased as Securities Lending Collateral	589,055	—	216	589,271

Total Investments in Securities	$39,295,077	$185,463,917	$216	$224,759,210

For further information regarding security characteristics, see the Schedule of Investments. There were no significant transfers in/out of Levels 1 or 2.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities

Balance as of March 31, 2011	$100
Change in unrealized appreciation	116

Balance as of March 31, 2012	$216

Change in unrealized appreciation during the period for Level 3 investments held at March 31, 2012.	$116

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

GuideMarkSM Opportunistic Equity Fund
	Level 1	Level 2	Level 3	Total

Common Stocks	$147,288,922	$—	$—	$147,288,922
Real Estate Investment Trusts	717,097	—	—	717,097
Short Term Investments	12,815,706	—	—	12,815,706
Investments Purchased as Securities Lending Collateral	2,467,655	—	—	2,467,655

Total Investments in Securities	$163,289,380	$—	$—	$163,289,380

For further information regarding security characteristics, see the Schedule of Investments. There were no significant transfers in/out of Level 1 or 2.

GuideMarkSM Global Real Return Fund
	Level 1	Level 2	Level 3	Total

Investment Companies	$113,569,519	$—	$—	$113,569,519
Short Term Investments	600,268	—	—	600,268
Investments Purchased as Securities Lending Collateral	23,182,671	—	—	23,182,671

Total Investments in Securities	$137,352,458	$—	$—	$137,352,458

For further information regarding security characteristics, see the Schedule of Investments. There were no significant transfers in/out of Level 1 or 2.

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

GuideMarkSM Core Fixed Income Fund
	Level 1	Level 2	Level 3	Total

Fixed Income
Asset Backed Securities	$—	$10,237,454	$—	$10,237,454
Collateralized Mortgage Obligations	—	15,484,064	—	15,484,064
Corporate Obligations	—	148,958,174	—	148,958,174
Foreign Government Debt Obligations	—	1,588,715	—	1,588,715
Mortgage Backed Securities	—	132,958,160	—	132,958,160
Municipal Debt Obligations	—	3,359,975	—	3,359,975
Supranational Obligations	—	4,970,179	—	4,970,179
U.S. Government Agency Issues	—	13,221,329	—	13,221,329
U.S. Treasury Obligations	—	126,641,374	—	126,641,374

Total Fixed Income	—	457,419,424	—	457,419,424
Preferred Stock	470,227	2,353	—	472,580
Warrants	—	2,018	—	2,018
Short Term Investments	10,951,263	6,900,000	—	17,851,263
Investments Purchased as Securities Lending Collateral	2,195,132	—	191	2,195,323

Total Investments in Securities	$13,616,622	$464,323,795	$191	$477,940,608

Other Financial Instruments*
Forward Sale Commitments	$—	$1,080,313	$—	$1,080,313
Futures	(198,569)	—	—	(198,569)

Total	$(198,569)	$1,080,313	$—	$881,744

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward sale commitments and futures. Futures are reflected at the unrealized appreciation (depreciation) on the instrument. Forward sale commitments are reflected at value.

For further information regarding security characteristics, see the Schedule of Investments. There were no significant transfers in/out of Levels 1 or 2.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities

Balance as of March 31, 2011	$88
Change in unrealized appreciation	103

Balance as of March 31, 2012	$191

Change in unrealized appreciation during the period for Level 3 investments held at March 31, 2012.	$103

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

GuideMarkSM Tax-Exempt Fixed Income Fund

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$80,986,691	$—	$80,986,691
Short Term Investments	381,452	—	—	381,452

Total Investments in Securities	$381,452	$80,986,691	$—	$81,368,143

For further information regarding security characteristics, see the Schedule of Investments. There were no significant transfers in/out of Levels 1 or 2.

GuideMarkSM Opportunistic Fixed Income Fund

	Level 1	Level 2	Level 3	Total

Equity
Common Stock	$4,505,414	$—	$—	$4,505,414
Convertible Preferred Stock	1,265,085	—	—	1,265,085
Preferred Stock	654,000	—	—	654,000

Total Equity	6,424,499	—	—	6,424,499

Fixed Income
Asset Backed Securities	—	2,107,876	—	2,107,876
Bank Loans	—	6,612,429	—	6,612,429
Collateralized Mortgage Obligations	—	12,450,935	—	12,450,935
Convertible Obligations	—	3,330,375	—	3,330,375
Corporate Obligations	—	73,899,577	—	73,899,577
Foreign Commercial Paper	—	2,122,691	—	2,122,691
Foreign Government Obligations	—	100,637,275	—	100,637,275

Total Fixed Income	—	201,161,158	—	201,161,158
Purchased Options	217,600	117,018	—	334,618
Short Term Investments	16,655,762	10,273,181	—	26,928,943

Total Investments in Securities	$23,297,861	$211,551,357	$—	$234,849,218

Other Financial Instruments*
Forward Currency Contracts	$—	$1,455,757	$—	$1,455,757
Futures	(27,055)	—	—	(27,055)
Options Written	77,228	—	—	77,228
Swaps	—	(50,343)		(50,343)

Total	$50,173	$1,405,414	$—	$1,455,587

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, futures, swaps and options written. Forward currency contracts, futures and swaps are reflected at the unrealized appreciation (depreciation) on the instrument. Options written are reflected at value.

For further information regarding security characteristics, see the Schedule of Investments. There were no significant transfers in/out of Levels 1 or 2.

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

GuidePathSM Strategic Asset Allocation Fund

	Level 1	Level 2	Level 3	Total

Investment Companies	$141,068,867	$—	$—	$141,068,867
Short Term Investments	4,366,931	—	—	4,366,931
Investments Purchased as Securities
Lending Collateral	1,034,110	—	—	1,034,110

Total Investments in Securities	$146,469,908	$—	$—	$146,469,908

For further information regarding security characteristics, see the Schedule of Investments. There were no significant transfers in/out of Level 1 or 2.

GuidePathSM Tactical Constrained Asset Allocation Fund

	Level 1	Level 2	Level 3	Total

Investment Companies	$139,577,518	$—	$—	$139,577,518
Short Term Investments	4,292,969	—	—	4,292,969
Investments Purchased as Securities
Lending Collateral	8,681,219	—	—	8,681,219

Total Investments in Securities	$152,551,706	$—	$—	$152,551,706

For further information regarding security characteristics, see the Schedule of Investments. There were no significant transfers in/out of Level 1 or 2.

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

GuidePathSM Tactical Unconstrained Asset Allocation Fund

	Level 1	Level 2	Level 3	Total

Investment Companies	$179,702,084	$—	$—	$179,702,084
Short Term Investments	5,061,066	—	—	5,061,066
Investments Purchased as Securities
Lending Collateral	3,357,200	—	—	3,357,200

Total Investments in Securities	$188,120,350	$—	$—	$188,120,350

For further information regarding security characteristics, see the Schedule of Investments. There were no significant transfers in/out of Level 1 or 2.

GuidePathSM Absolute Return Asset Allocation Fund

	Level 1	Level 2	Level 3	Total

Investment Companies	$232,987,892	$—	$—	$232,987,892
Short Term Investments	5,340,847	—	—	5,340,847
Investments Purchased as Securities
Lending Collateral	21,436,500	—	—	21,436,500

Total Investments in Securities	$259,765,239	$—	$—	$259,765,239

For further information regarding security characteristics, see the Schedule of Investments. There were no significant transfers in/out of Level 1 or 2.

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Trusts’ financial statements.

Derivative Instruments and Hedging Activities

The Funds have adopted derivative instruments disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

GuideMarkSM Core Fixed Income Fund

During the period, the Fund used money market and fixed income derivatives, including futures and forwards, for both hedging and investment purposes: primarily duration management and the pursuit of relative value opportunities. Futures contracts used in the Fund during the period included those based on 90-day Eurodollars: short, medium, and long-term U.S. debt, medium and long-term German debt, long-term Australian debt, and long-term debt of the United Kingdom. Forward currency contracts were also used during the period.

In general, the use of derivatives may increase risk within the Fund. The use of over-the-counter derivatives, such as forwards, involves the risk that the counterparty to the contract will fail to make required payments or otherwise comply with the terms of the contract. The results achieved by the use of derivatives in the Fund may not match or fully offset changes in the value of the underlying financial assets being hedged or the investment opportunity the Fund was pursuing, thereby failing to achieve, to an extent, the original purpose for using the derivatives. Certain types of derivatives may create leverage insofar as the Fund may receive returns (or suffer losses) exceeding the initial amounts the Fund committed in connection with the derivatives. The use of derivatives can result in losses or gains to the Fund exceeding the amount the Fund would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Fund.

The Fund used currency forwards during the period for the purpose of hedging exposures within the Fund to non-dollar-denominated assets. In general, the use of currency derivative contracts for hedging may reduce the overall risk level of the Fund, albeit at a cost that may lower overall performance. In general, the use of currency derivatives for hedging purposes will not lead to leverage within the Fund. There were no outstanding forward contracts at year end.

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

Balance Sheet — Values of Derivative Instruments as of March 31, 2012

	Asset Derivatives		Liability Derivatives

	Balance Sheet Location	Value	Balance Sheet Location	Value

Interest Rate Contracts — Futures*	Variation margin on		Variation margin on
	futures contracts	$29,570	futures contracts	$228,139

Total		$29,570		$228,139

* Includes cumulative appreciation/depreciation as reported in Schedule of Investments/footnotes. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2012

Amount of Realized Loss on Derivatives Recognized in Income

	Futures	Forward Currency Contracts	Total

Interest Rate Contracts	$424,439	—	$424,439
Foreign Exchange Contracts	—	$(161,263)	(161,263)

Total	$424,439	$(161,263)	$263,176

Change in Unrealized Appreciation on Derivatives Recognized in Income

	Futures	Forward Currency Contracts	Total

Interest Rate Contracts	$102,779	—	$102,779
Foreign Exchange Contracts	—	$150,835	150,835

Total	$102,779	$150,835	$253,614

GuideMarkSM Opportunistic Fixed Income Fund

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks, including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses.

The Fund seeks to maximize real returns through exposure to investments in fixed-income securities, equity securities, and currency instruments. The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of swap agreements. The Fund entered into swap agreements to manage and/or gain exposures to credit risk. The Fund entered into financial futures contracts primarily to manage interest rate risk. The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies.

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NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

Balance Sheet — Values of Derivative Instruments as of March 31, 2012

	Asset Derivatives		Liability Derivatives

	Balance Sheet Location	Value	Balance Sheet Location	Value

	Appreciation on Swap		Depreciation on Swap
Credit Contracts — Swaps	Agreements	$151,603	Agreements	$201,946
Foreign Exchange Contracts —	Appreciation of forward		Depreciation of forward
Forward Currency Contracts	currency contracts	2,824,939	currency contracts	1,369,182
Foreign Exchange Contracts — Options	Investments, at Value	117,018	Options Written, at Value	19,628
	Variation margin on		Variation margin on
Equity Contracts — Futures*	futures contracts	—	futures contracts	27,934
Equity Contracts — Options	Investments, at Value	217,600	Options Written, at Value	57,600
	Variation margin on		Variation margin on
Interest Rate Contracts — Futures*	futures contracts	879	futures contracts	—

Total		$3,312,039		$1,676,290

* Includes cumulative appreciation/depreciation as reported in Schedule of Investments.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2012

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Futures	Forward Currency Contracts	Purchased Options	Swaps	Total

Interest Rate Contracts	$(1,100,831)	$—	$—	$—	$(1,100,831)
Foreign Exchange Contracts	—	(65,785)	(61,468)	—	(127,253)
Equity Contracts	(452,533)	—	—	—	(452,533)
Credit Contracts	—	—	—	86,614	86,614

Total	$(1,553,364)	$(65,785)	$(61,468)	$86,614	$(1,594,003)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Futures	Forward Currency Contracts	Options Written	Purchased Options	Swaps	Total

Interest Rate Contracts	$879	$—	$—	$—	$—	$879
Foreign Exchange
Contracts	—	1,455,757	141,680	(238,218)	—	1,359,219
Equity Contracts	(27,934)	—	(441)	(5,223)	—	(33,598)
Credit Contracts	—	—	—	—	(50,343)	(50,343)

Total	$(27,055)	$1,455,757	$141,239	$(243,441)	$(50,343)	$1,276,157

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NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

The average monthly market value of purchased and written options during the year ended March 31, 2012 were as follows:

	GuideMarkSM Core Fixed Income Fund	GuideMarkSM Opportunistic Fixed Income Fund

Purchased Options	$—	$95,743
Written Options	$—	$(29,920)

The average monthly notional amount of futures, forwards, and swaps during the year ended March 31, 2012 were as follows:

Long Positions	GuideMarkSM Core Fixed Income Fund	GuideMarkSM Opportunistic Fixed Income Fund

Futures	$36,238,332	$686,203
Forwards	$306,432	$65,600,091
Swaps	$—	$11,255,769

Short Positions	GuideMarkSM Core Fixed Income Fund	GuideMarkSM Opportunistic Fixed Income Fund

Futures	$4,187,600	$14,531,253
Forwards	$298,190	$47,792,824

Cross	GuideMarkSM Core Fixed Income Fund	GuideMarkSM Opportunistic Fixed Income Fund

Forwards	$—	$26,544,551

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund; the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Fund may induce leverage in the Fund, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Fund.

(b)	Subsequent Events Evaluation.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

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NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

(c)	Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(d)	Federal Income Taxes

The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(f)	Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

(g)	Expenses

Many expenses of the Funds can be directly attributed to a specific Fund. Additionally, some expenses can be directly attributed to a specific Trust, in which case the expense is apportioned among the Funds within that Trust based on relative net assets. Expenses that cannot be directly attributed to a specific Fund or Trust are apportioned among all the Funds based on relative net assets.

(h)	Organization and Offering Costs

Organization costs consist of costs incurred to establish the Trust and enable it legally to do business. The Fund expenses organizational costs as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 3). Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.

(i)

Security Transactions and Income Recognition
Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and the interest income recorded using the effective yield method is accrued daily. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

(j)	Distributions to shareholders

The Funds, with the exception of the Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, and Opportunistic Fixed Income Fund, will distribute any net investment income at least annually. The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, and Opportunistic Fixed Income Fund will distribute any net investment income quarterly. All of the Funds will distribute any net realized long-or short-term capital gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(k)	Derivatives

Each Fund may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts

The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options

Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange traded options, or the options are not exchange traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures

Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting

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NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

transactions, which may result in a gain or loss, before cash settlement is required.

The Core Fixed Income Fund and each of the GPS Funds II portfolios may purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices. The Core Fixed Income Fund and each of the GPS Funds II portfolios may also purchase and write call and put options on such future contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Futures contracts are valued at the daily quoted settlement prices.

Swaps

The Core Fixed Income Fund and each of the GPS Funds II portfolios may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Core Fixed Income Fund and each of the GPS Funds II portfolios may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”. The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their swap, cap, floor and collar positions.

Swap agreements are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

(l)	Securities Purchased or Sold on a Forward-Commitment Basis
The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(m)	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respected transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(n)	Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to procedures adopted by the applicable Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

(o)	Auction Rate Securities

The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, and each of the GPS Funds II portfolios each may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this progress is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities.

(p)	Short Sales

Although not currently part of any Fund’s principal investment strategies, each Fund has the ability to make short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

(q)	Trustee Compensation

Each Trust has its own Board of Trustees. For the services performed as Trustees of GPS Funds I, the Independent Trustees receive a retainer fee of $45,000 per year and $4,500 per in person meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Lead Independent Trustee receives an additional retainer fee of $10,000 per year. The Audit Committee Chair receives an additional retainer fee of $5,000 per year. Telephonic meeting fees are determined according to the length of the meeting as follows: $2,000 for one to two hours, $3,000 for two to three hours and $4,000 for three hours or longer. For the services performed as Trustees of GPS Funds II the Independent Trustees

receive a retainer fee of $50,000 per year, $2,500 per quarterly meeting attended in person, $2,500 per special meeting attended in person, and $1,000 per special meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The fees are allocated proportionally to each Fund within the Trust based on total assets under management.

The “interested persons” who serve as Trustees of the Trusts receive no compensation from the Trusts for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trusts who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

3.	Investment Advisor

Each Trust has entered into an Investment Advisory Agreement (collectively, the “Agreement”) with Genworth Financial Wealth Management, Inc. (the “Advisor” or “GFWM”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Funds compensate the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets:

Large Cap Growth Fund	0.70%
Large Cap Value Fund	0.70%
Small/Mid Cap Core Fund	0.75%
World ex-US Fund	0.70%
Opportunistic Equity Fund	0.80%
Global Real Return Fund	0.65%
Core Fixed Income Fund	0.50%
Tax-Exempt Fixed Income Fund	0.50%
Opportunistic Fixed Income Fund	0.70%
Strategic Asset Allocation Fund	0.25%
Tactical Constrained Asset Allocation Fund	0.25%
Tactical Unconstrained Asset Allocation Fund	0.35%
Absolute Return Asset Allocation Fund	0.35%

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NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

GFWM also provides certain administrative services to the Service Shares of the Funds, pursuant to Administrative Services Agreements between the Funds and GFWM, for which GFWM receives a fee of 0.25% of the average daily net assets of the Services Shares of the Funds. The administrative services may include development and maintenance of a web-based software platform for both investment advisers and shareholders; creation of a customized full-color client quarterly performance review for each individual client; facilitating the initiation and setup of new account and related asset transfers; reviewing and following up on custodial paperwork; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; assisting with the processing of purchases and redemptions of shares; and monitoring and overseeing non-advisory relationships with entities providing services to the Service Shares; including the transfer agent and custodian.

In addition, GPS Funds I and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually agreed to: (1) waive 0.025% of each Fund’s annual advisory fee on assets in excess of $6 billion, and an additional 0.025% of each Fund’s annual advisory fee on assets in excess of $12 billion, and (2) waive portions of its advisory fee monthly on aggregate average assets of the Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Core Fund, World ex-US Fund, Tax-Exempt Fixed Income Fund and Core Fixed Income Fund in excess of $2.5 billion to pass on certain savings in the underlying sub-advisory fee arrangements.

Each Fund and the Advisor have also entered into an Expense Waiver and Reimbursement Agreement under which the Advisor has agreed to waive, through July 31, 2013, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s net annual operating expenses (excluding Distribution (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates, based on each Fund’s average daily net assets:

Large Cap Growth Fund	0.99%
Large Cap Value Fund	0.99%
Small/Mid Cap Core Fund	1.09%
World ex-US Fund	1.09%
Opportunistic Equity Fund	1.10%
Global Real Return Fund	1.05%
Core Fixed Income Fund	0.79%
Tax-Exempt Fixed Income Fund	0.79%
Opportunistic Fixed Income Fund	1.05%
Strategic Asset Allocation Fund	0.50%
Tactical Constrained Asset Allocation Fund	0.50%
Tactical Unconstrained Asset Allocation Fund	0.60%
Absolute Return Asset Allocation Fund	0.60%

Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the fee or expense was waived or reimbursed. As of March 31, 2012, Large Cap Value Fund, Global Real Return Fund and Core Fixed Income Fund have recouped all potential recoverable waivers or reimbursed expenses.

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NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

The Advisor is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their expense cap. Waived expenses subject to potential recovery are as follows:

	Year of Expiration 03/31/2013	Year of Expiration 03/31/2014	Year of Expiration 03/31/2015

Large Cap Growth	—	—	47,832
Small/Mid Cap Core Fund	—	22,257	51,207
World ex-US Fund	—	—	142,535
Opportunistic Equity Fund	—	—	1,804
Tax-Exempt Fixed Income Fund	32,625	21,611	26,492
Opportunistic Fixed Income Fund	—	—	218,356
Strategic Asset Allocation Fund	—	40,488	109,544
Tactical Constrained Asset Allocation Fund	—	40,488	129,239
Tactical Unconstrained Asset Allocation Fund	—	40,488	116,347
Absolute Return Asset Allocation Fund	—	40,488	169,190

Sub-advisory services are provided to the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

4.	Distribution Plan

Each Trust, on behalf of the Service Shares class of its Funds, have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the Funds. Payments under the 12b-1 Plan shall be used to compensate persons (including affiliates of the Trust) who provide support services in connection with the distribution of the Funds’ Service Shares class and servicing of the Funds’ Service Shares class shareholders. For example, these amounts are paid to financial intermediaries that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the Genworth Financial Wealth Management Program through which the Funds are primarily distributed. The Advisor (and its affiliates) similarly receive portions of such payments for their services provided that facilitate the operation of the program. These financial intermediaries and affiliates of the Trust also receive payments from the Trust outside of the 12b-1 Plan for shareholder services that are unrelated to distribution services. Capital Brokerage Corp., an affiliate of the Advisor, serves as principal underwriter and distributor for the Funds. Quasar Distributors, LLC serves as sub-distributor for the Funds. Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.	Service and Custody Agreements

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS. Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

Additionally, the Opportunistic Fixed Income Fund has entered into a Custody Agreement with the Bank of New York Mellon for certain custody services.

6.	Securities Lending

The Trusts, on behalf of certain of the Funds, entered into securities lending arrangements with U.S. Bank, N.A. (the “Custodian”). Under the term of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

securities loaned. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against custody costs and other charges incurred by the Funds. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

As of March 31, 2012, the Funds (excluding the Tax-Exempt Fixed Income Fund and Opportunistic Fixed Income Fund) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending offset.

As of March 31, 2012, the values of securities loaned and collateral received were as follows:

	Value of Securities Loaned	Payable for Collateral on Securities Loaned	Collateral Excess (Deficit) due to (from) Securities Lending Agent	Cost of Securities Purchased as Securities Lending Collateral	Unrealized Depreciation	Value of Securities Purchased as Securities Lending Collateral

Large Cap Growth Fund	$3,005,043	$3,059,606	$10,432	$3,067,222	$(16,900)	$3,050,322
Large Cap Value Fund	8,551,597	8,771,622	(5,426)	8,762,979	(19,337)	8,743,642
Small/Mid Cap Core Fund	4,289,762	4,451,022	(8,272)	4,441,871	(5,260)	4,436,611
World ex-US Fund	569,682	589,055	5,588	593,878	(4,607)	589,271
Opportunistic Equity Fund	2,310,337	2,467,655	—	2,467,655	—	2,467,655
Global Real Return Fund	22,526,169	23,182,671	—	23,182,671	—	23,182,671
Core Fixed Income Fund	2,144,944	2,202,385	(2,322)	2,199,387	(4,064)	2,195,323
Strategic Asset Allocation Fund	1,008,098	1,034,110	—	1,034,110	—	1,034,110
Tactical Constrained Asset Allocation Fund	8,467,275	8,681,219	—	8,681,219	—	8,681,219
Tactical Unconstrained Asset Allocation Fund	3,264,636	3,357,200	—	3,357,200	—	3,357,200
Absolute Return Asset Allocation Fund	20,725,387	21,436,500	—	21,436,500	—	21,436,500

	$76,862,930	$79,233,045	$—	$79,224,692	$(50,168)	$79,174,524

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NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

7.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the period ended March 31, 2012 are summarized below.

	Purchases	Sales

Large Cap Growth Fund	$242,963,145	$266,856,102
Large Cap Value Fund	180,917,684	187,528,526
Small/Mid Cap Core Fund	196,463,292	162,709,770
World ex-US Fund	373,310,433	395,171,862
Opportunistic Equity Fund	267,839,921	117,854,243
Global Real Return Fund	188,073,398	65,316,318
Core Fixed Income Fund*	1,781,302,299	1,801,540,604
Tax-Exempt Fixed Income Fund	35,111,481	76,083,482
Opportunistic Fixed
Income Fund	366,166,729	152,273,255
Strategic Asset Allocation Fund	141,861,899	9,104,324
Tactical Constrained
Asset Allocation Fund	164,283,402	32,170,120
Tactical Unconstrained Asset Allocation Fund	410,147,548	237,320,912
Absolute Return Asset Allocation Fund	388,076,901	156,893,709

*	Included in these amounts were $353,823,379 of purchases and $334,683,321 of sales of U.S. Government Securities.

8.	Option Contracts Written

The premium amount and number of option contracts written during the period ended March 31, 2012 in the Opportunistic Fixed Income Fund, were as follows:

	Amount of Premiums	Number of Contracts	Notional Amount

Outstanding at 3/31/11	$—	—	$—
Options written	218,467	1,600	5,600,000
Options expired	—	—	—
Options exercised	—	—	—
Options closed	—	—	—

Outstanding at 3/31/12	$218,467	1,600	$5,600,000

9.	Other Tax Information

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act modified several tax rules impacting the Funds. In general, the provisions of the Act are effective for the Funds’ fiscal year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Net Investment Income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

These differences are primarily due to net operating losses, foreign currency and nondeductible stock issuance costs. On the Statement of Assets and Liabilities, the following adjustments were made:

	Accumulated Net Investment Income or (Loss)	Accumulated Realized Gain or (Loss)	Capital Stock

Large Cap Growth Fund	$377,419	$(436)	$(376,983)
Large Cap Value Fund	54	(54)	—
Small/Mid Cap Core Fund	282,799	(282,666)	(133)
World ex-US Fund	(603,955)	603,955	—
Opportunistic Equity Fund	122,977	50,321	(173,298)
Global Real Return Fund	110,287	—	(110,287)
Core Fixed Income Fund	551,069	(551,069)	—
Tax-Exempt Fixed Income Fund	—	—	—
Opportunistic Fixed Income Fund	(1,966,662)	2,008,376	(41,714)
Strategic Asset Allocation Fund	50,799	(810)	(49,989)
Tactical Constrained Asset Allocation Fund	41,220	—	(41,220)
Tactical Unconstrained Asset Allocation Fund	41,435	334	(41,769)
Absolute Return Asset Allocation Fund	41,220	—	(41,220)

The Funds intend to utilize provisions of the Federal income tax laws which allow the Funds to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses expiring:

					Indefinite

	3/31/16	3/31/17	3/31/18	3/31/19	Short Term	Long Term

Large Cap Growth Fund	—	$7,713,666	$59,171,144	—	—	—
Large Cap Value Fund	—	24,185,255	146,948,668	—	—	—
Small/Mid Cap Core Fund	—	15,554,992	12,866,943	—	—	—
World ex-US Fund	—	63,053,726	139,582,037	—	—	—
Opportunistic Equity Fund	—	—	—	—	$10,122,916	—
Global Real Return Fund	—	—	—	—	1,370,744	—
Core Fixed Income Fund	—	—	1,028,334	—	870,945	$514,683
Tax-Exempt Fixed Income Fund	$640,702	3,325,230	2,354,785	—	—	—
Opportunistic Fixed Income Fund	—	—	—	—	978,032	639,974
Strategic Asset Allocation Fund	—	—	—	—	—	—
Tactical Constrained Asset Allocation Fund	—	—	—	—	—	—
Tactical Unconstrained Asset Allocation Fund	—	—	—	—	649,769	—
Absolute Return Asset Allocation Fund	—	—	—	—	—	—

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

Additionally, at March 31, 2012, the Funds deferred on a tax basis post-October losses as follows:

	Ordinary Late Year Loss*	Capital Loss

Large Cap Growth Fund	$71,022	$4,708,286
Large Cap Value Fund	—	365,180
Small/Mid Cap Core Fund	—	—
World ex-US Fund	—	11,164,793
Opportunistic Equity Fund	—	949,795
Global Real Return Fund	181,548	3,047,910
Core Fixed Income Fund	—	—
Tax-Exempt Fixed Income Fund	—	—
Opportunistic Fixed Income Fund	—	1,387,898
Strategic Asset Allocation Fund	191,954	—
Tactical Constrained Asset Allocation Fund	—	24,118
Tactical Unconstrained Asset Allocation Fund	—	842,306
Absolute Return Asset Allocation Fund	—	—

*

The qualified late year ordinary loss is the excess of the sum of the specified losses attributable to the portion of the taxable year after October 31, and the ordinary losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31.

The tax components of distributions paid during the fiscal years ended March 31, 2012 and March 31, 2011 are as follows:

	Year Ended March 31, 2012

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital

Large Cap Growth Fund	$—	$—	$—
Large Cap Value Fund	2,236,272	—	—
Small/Mid Cap Core Fund	—	—	—
World ex-US Fund	2,815,992	—	—
Opportunistic Equity Fund	—	—	—
Global Real Return Fund	1,072,645	—	65,516
Core Fixed Income Fund	7,831,235	—	—
Tax-Exempt Fixed Income Fund*	2,990,928	—	—
Opportunistic Fixed Income Fund	7,960,168	—	—
Strategic Asset Allocation Fund	1,058,402	—	8,769
Tactical Constrained Asset Allocation Fund	920,562	—	—
Tactical Unconstrained Asset Allocation Fund	667,199	—	—
Absolute Return Asset Allocation Fund	1,125,858	—	—

* Contains $2,931,871 of tax-exempt income for year ended 3/31/2012.

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

	Year Ended March 31, 2011

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital

Large Cap Growth Fund	—	$—	$—
Large Cap Value Fund	$2,264,115	—	—
Small/Mid Cap Core Fund	—	—	—
World ex-US Fund	4,263,692	—	—
Core Fixed Income Fund	14,829,215	—	—
Tax-Exempt Fixed Income Fund*	6,259,146	—	—

* Contains $6,135,871 of tax-exempt income for year ended 3/31/2011.

At March 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Core Fund	World ex-US Fund	Opportunistic Equity Fund	Global Real Return Fund

Cost of
Investments	$159,825,136	$189,271,938	$75,783,993	$224,078,025	$154,095,703	$141,951,967
Gross Unrealized
Appreciation	49,347,598	32,255,021	9,612,530	17,753,158	16,085,885	3,404,093
Gross Unrealized
Depreciation	(5,921,970)	(9,655,304)	(3,002,534)	(17,071,973)	(6,892,208)	(8,003,602)

Net Unrealized
Appreciation
(Depreciation)	43,425,628	22,599,717	6,609,996	681,185	9,193,677	(4,599,509)

Undistributed
Tax-Exempt
Ordinary Income	—	—	—	—	—	—
Undistributed
Ordinary Income	—	561,303	83,776	2,085,558	—	—
Undistributed
Long-Term
Capital Gains	—	—	—	—	—	—

Total Distributable
Earnings	—	561,303	83,776	2,085,558	—	—

Other Accumulated
Losses	(71,664,118)	(171,499,103)	(28,421,935)	(213,834,652)	(11,072,711)	(4,638,316)

Total Accumulated
Earnings (Losses)	$(28,238,490)	$(148,338,083)	$(21,728,163)	$(211,067,909)	$(1,879,034)	$(9,237,825)

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2012

	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund	Strategic Asset Allocation Fund	Tactical Constrained Asset Allocation Fund	Tactical Unconstrained Asset Allocation Fund	Absolute Return Asset Allocation Fund

Cost of
Investments	$463,640,765	$74,885,071	$238,598,241	$138,145,020	$145,104,211	$179,656,234	$258,103,315
Gross Unrealized
Appreciation	14,257,152	6,530,510	4,227,821	10,611,136	9,260,191	11,276,250	3,450,047
Gross Unrealized
Depreciation	(6,857,309)	(47,438)	(7,976,844)	(2,286,248)	(1,812,696)	(2,812,134)	(1,788,123)

Net Unrealized
Appreciation
(Depreciation)	7,399,843	6,483,072	(3,749,023)	8,324,888	7,447,495	8,464,116	1,661,924

Undistributed
Tax-Exempt
Ordinary Income	—	40,602	—	—	—	—	—
Undistributed
Ordinary Income	920,490	25,858	150,544	—	148,140	254,452	1,037,242
Undistributed
Long-Term
Capital Gains	—	—	—	—	—	—	81,650

Total Distributable
Earnings	920,490	66,460	150,544	—	148,140	254,452	1,118,892

Other Accumulated
Losses	(2,417,307)	(6,320,717)	(3,325,202)	(225,273)	(57,437)	(1,525,394)	(33,319)

Total Accumulated
Earnings
(Losses)	$5,903,026	$228,815	$(6,923,681)	$8,099,615	$7,538,198	$7,193,174	$2,747,497

GuideMarkSM Funds & GuidePathSM Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Boards of Trustees of the GuideMark Funds & GuidePath Funds

We have audited the accompanying statements of assets and liabilities of the GuideMark Large Cap Growth Fund, GuideMark Large Cap Value Fund, GuideMark Small/Mid Cap Core Fund, GuideMark World ex-US Fund, GuideMark Opportunistic Equity Fund, GuideMark Global Real Return Fund, GuideMark Core Fixed Income Fund, GuideMark Tax-Exempt Fixed Income Fund, GuideMark Opportunistic Fixed Income Fund, GuidePath Strategic Asset Allocation Fund, GuidePath Tactical Constrained Asset Allocation Fund, GuidePath Tactical Unconstrained Asset Allocation Fund, and GuidePath Absolute Return Asset Allocation Fund (collectively referred to as the Funds), including the schedules of investments, as of March 31, 2012, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2012, the results of their operations, the changes in its net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

[Signed] KPMG LLP

Milwaukee, WI
May 30, 2012

GuideMarkSM Funds & GuidePathSM Funds
ADDITIONAL INFORMATION
March 31, 2012

Additional Information

1. Shareholder Notification of Federal Tax Status (Unaudited)

The Large Cap Value Fund, World ex-US Fund, Global Real Return Fund, Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Strategic Asset Allocation Fund, Tactical Constrained Asset Allocation Fund, Tactical Unconstrained Asset Allocation Fund and Absolute Return Asset Allocation Fund designated 100.00%, 0.00%, 100.00%, 0.37%, 0.00%, 2.09%, 38.96%, 56.04%, 54.86% and 15.91%, respectively, of dividends during the fiscal year ended March 31, 2012 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Large Cap Value Fund, World ex-US Fund, Global Real Return Fund, Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Strategic Asset Allocation Fund, Tactical Constrained Asset Allocation Fund, Tactical Unconstrained Asset Allocation Fund and Absolute Return Asset Allocation Fund designated 100.00%, 100.00%, 100.00%, 0.37%, 0.00%, 3.74%, 100.00%, 100.00%, 73.85% and 17.22%, respectively, of dividends declared from net investment income during the fiscal year ended March 31, 2012 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

2. Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the GuideMarkSM World ex-US Fund and GuideMarkSM Opportunistic Fixed Income Fund designate the following amounts as foreign taxes paid for the year ended March 31, 2012. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*

GuideMarkSM World ex-US Fund	$501,682	$0.0167	99.94%
GuideMarkSM Opportunistic
Fixed Income Fund	$129,311	$0.0052	59.72%

*	None of the Funds listed above derived any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

GuideMarkSM Funds & GuidePathSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2012

3. Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions

GPS Funds I
Independent Trustees

R. Thomas DeBerry c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967 Year of Birth: 1941	Trustee	Indefinite Term since 2001.	Retired; Forty years of experience in securities operations and consulting for financial services firms.	7	None.

William J. Klipp c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967 Year of Birth: 1955	Lead Independent Trustee	Indefinite Term since 2001. Lead Independent Trustee since 2007.	Retired (1990-present). Formerly, President and Chief Operating Officer, Charles Schwab Investment Management, Inc. (registered investment advisor) and Executive Vice President, Schwab Funds (1993-1999).	7	Adelante Funds.

Dennis G. Schmal c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967 Year of Birth: 1947	Trustee	Indefinite Term since 2007.	Self-employed board director and consultant (1999-present). Formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	7

Grail Advisors ETF Trust; Wells Fargo ASGI Hedge Funds (closed-end hedge funds); Chairman, Pacific Metrics Corp. (educational services); Varian Semiconductor Equipment Associates, Inc., Merriman Holdings, Inc. (financial services); Director, NorthBay Bancorp.

GuideMarkSM Funds & GuidePathSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2012

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions

Interested Trustees

Ronald Cordes* Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967 Year of Birth: 1959	Chairman of the Board, Trustee	Indefinite Term since 2001.	Co-Chairman, Genworth Financial Wealth Management (“GFWM”) (formerly, AssetMark Investment Services) (2006-present); Principal, GFWM (1994-present); President, GPS Funds I (formerly) AssetMark Funds) (2001-2008); President, GFWM (1994-2008); President, Chairman and Chief Compliance Officer, AssetMark Capital Corporation (1994-2008).	7

ThinkImpact (non-profit organization); Transfair, USA (non-profit organization); Sarona Frontier General Partner, Inc. (investment fund); Microvest Fund I, Investment Committee (investment fund); Board of Regents University of the Pacific; Vice Chairman, East Bay Community Foundation; Katalysis Bootstrap Fund (non-profit organization); Advisory Board, Boys and Girls Clubs of Oakland.

GPS Funds II
Independent Trustees

David M. Dunford c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967 Year of Birth: 1949	Trustee	Indefinite Term since 2011.	Retired (2001-present). Formerly, Senior Vice President, Merrill Lynch Insurance Group (insurance agency) (1989-2001).	6	New England Bancorp.

Paul S. Feinberg c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967 Year of Birth: 1942	Trustee	Indefinite Term since 2011.	Retired (2005-present). Formerly, Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005) and President, CitiStreet Funds, Inc. (2000-2005).	6	Blue Fund Group.

GuideMarkSM Funds & GuidePathSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2012

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions

John A. Fibiger c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967 Year of Birth: 1932	Lead Independent Trustee	Indefinite Term since 2011.	Retired (1997 to present). Formerly, Chairman, TransAmerica Life Companies (“TransAmerica”) (insurance company) (1994-1997), President, TransAmerica (1993-1994), CFO, TransAmerica (1990-1993); Executive Vice President, New England Mutual Life Insurance Company (life insurance company) (1974-1990).	7

Genworth Financial Asset Management Funds; Association (life insurance company); Members Mutual Holding Co.; Member, Executive Committee, Austin Symphony Orchestra Board of Directors; Life Trustee, Museum of Science, Boston, Massachusetts.

Interested Trustees

Gurinder S. Ahluwalia** c/o Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967 Year of Birth: 1965	Chairman of the Board, Trustee	Indefinite Term since 2011.	President and CEO of GFWM (2009-present); Co-Chairman, GFWM (2008-2009); Vice-Chairman, AssetMark Investment Services, Inc. (2006-2008); President, CEO, (2004-2008); President and Chairman, Genworth Financial Asset Management, Inc. (“GFAM”).	7	Genworth Financial Asset Management Funds; Centurion Capital Group Inc.; Centurion Financial Advisers Inc.; GFAM and GFWM; formerly AssetMark Investment Services, Inc.

GuideMarkSM Funds & GuidePathSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2012

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Officers

Carrie E. Hansen Genworth Financial Wealth Management, Inc. 2300 Contra Costs Boulevard Ste 600 Pleasant Hill, CA 94523-3967 Year of Birth: 1970	President	Renewed 1-Year Term since 2007.

President, GPS Funds I (2007-present), GPS Funds II (2011-present), Genworth Financial Asset Management Funds (“GFAM”) (2008-present) and Genworth Variable Insurance Trust (“GVIT”) (2008-2012); Senior Vice President and Chief Operations Officer, GFWM (2008-present); Chairman, Genworth Financial Trust Company (2008-present); Senior Vice President and Managing Director, GPS Funds I, Formerly, AssetMark Funds, (2007-2008); Treasurer and Chief Compliance Officer, Genworth Financial Asset Management Funds (2007-2008); Chief Compliance Officer, GPS Funds I, Formerly, AssetMark Funds, (2005-2008); Treasurer, GPS Funds I, Formerly, AssetMark Funds, (2001- 2008): Senior Vice President, Chief Financial Officer and Chief Compliance Officer, GFWM, Formerly, AssetMark Investment Services, Inc., (2004-2007).

Deborah Djeu Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967 Year of Birth: 1962	Vice President, Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since 2008.

Vice President, Chief Compliance Officer and AML Compliance Officer, GPS Funds I (2008-present), GPS Funds II (2011-present), GFAM (2008-present) and GVIT (2008-2012): Deputy Chief Compliance Officer, GPS Funds I, Formerly, AssetMark Funds, (2007-2008); Compliance Manager, GE Money (2006-2007); Vice President, Wells Fargo Investments LLC (2004-2006).

Starr E. Frohlich Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967 Year of Birth: 1972	Vice President, Treasurer	Since 2010.

Vice President and Treasurer, GPS Funds I (2010-present), GPS Funds II (2011-present), GFAM (2010-present) and GVIT (2010-2012); Director of Fund Administration, GFWM (2010-present); Vice President, U.S. Bancorp Fund Services, LLC (1997-2010).

Christine Villas-Chernak Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967 Year of Birth: 1968	Deputy Chief Compliance Officer; Secretary	Renewed 1-Year Term since 2009. Since 2006.

Deputy Chief Compliance Officer, GPS Funds I (2009-present), GPS Funds II (2011-present) and GVIT (2009-2012); Secretary, GPS Funds I (2006-present), GPS Funds II (2011-present), GFAM (2009-2010) and GVIT (2008-2010); Senior Compliance Officer, GFWM (2005-2009); Fund Administration & Compliance Manager, GFWM, Formerly, AssetMark Investment Services, Inc., (2004-2005); Fund Administration & Compliance Specialist, GFWM, Formerly, AssetMark Investment Services, Inc., (2002-2004).

Robert J. Bannon Genworth Financial Wealth Management, Inc. 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523-3967 Year of Birth: 1957	Vice President, Chief Risk Officer	Since 2010.

Chief Risk Officer, GFAM Funds (2010-present); GVIT Funds (2010-2012); Senior Vice President and Chief Risk Officer, GFWM (2007-present); Senior Vice President and Chief Investment Officer, Bank of the West (formerly Sanwa Bank California) (2000-2005).

*	Ronald Cordes is an “interested person” of the Trust as defined in the 1940 Act because he is the Chairman of the Board for GFWM and serves as Director for GFWM and Quanturis.

**	Mr. Ahluwalia is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of GFWM or certain of its affiliates.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

GuideMarkSM Funds & GuidePathSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2012

4.	Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

5.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (888) 278-5809. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

6.	Statement Regarding the Basis for Approval of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited).

During the six-month period ended March 31, 2012, the Board of Trustees (the “Board” or the “Trustees”) of GPS Funds I (the “Trust”) conducted its review and renewal of the investment advisory agreement between Genworth Financial Wealth Management, Inc. (“GFWM”) and the Trust, on behalf of each series of the Trust (collectively, the “Funds”) (the “Advisory Agreement”). Additionally, the Board considered the renewal of the investment sub-advisory agreements between (i) Delaware Management Company (“Delaware”) and GFWM, on behalf of the GuideMarkSM Tax-Exempt Fixed Income Fund; (ii) Nuveen Asset Management (“Nuveen”) and GFWM, on behalf of the GuideMarkSM Tax-Exempt Fixed Income Fund; (iii) Goldman Sachs Asset Management (“Goldman”) and GFWM, on behalf of the GuideMarkSM Core Fixed Income Fund; and (iv) Barrow, Hanley, Mewhinney & Strauss (“Barrow Hanley”) and GFWM, on behalf of the GuideMarkSM Core Fixed Income Fund (collectively, the “Sub-Advisory Agreements”). Hereinafter, Delaware, Nuveen, Goldman, and Barrow Hanley are collectively referred to as the “Sub-Advisors” and the GuideMarkSM Tax-Exempt Fixed Income Fund and GuideMarkSM Core Fixed Income Fund are collectively referred to as the “Sub-Advised Funds.” The Advisory Agreement and Sub-Advisory Agreements are collectively referred to herein as the “Agreements.”

The Funds are managed using a “manager-of-managers” structure that generally involves the use of one or more sub-advisors to manage allocated portions of the Funds’ portfolios. Under this structure, the Advisor is responsible for evaluating and selecting sub-advisors on an ongoing basis and making any decisions to recommend hiring, retaining, or replacing sub-advisors. The Board is engaged in monitoring this process in connection with its meetings held throughout the year and, under the manager-of-managers structure, all parties understand that sub-advisors are being monitored and evaluated, and are subject to replacement, at all times.

The Board – including a majority of the independent Trustees – determined to approve the continuance of the Advisory Agreement and the Sub-Advisory Agreements. The material factors considered and the conclusions that formed the bases of the Board’s renewal of the Agreements are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. In preparation for their meeting, the Trustees requested, received, and reviewed information relevant to their consideration of the Agreements. The Trustees also received assistance and advice regarding legal and industry standards from independent counsel to the independent Trustees. In deciding to approve each of the Agreements, the Board did not identify any particular information or any single factor or conclusion that was controlling.

GuideMarkSM Funds & GuidePathSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2012

The Advisory Agreement

Materials Reviewed and the Review Process

The Trustees – assisted by independent legal counsel – specifically requested and were furnished with materials for purposes of their review. The materials provided to the Board with regard to the Funds related to, among other things: (a) the terms and conditions of the Advisory Agreement; (b) information describing the nature, extent, and quality of the services that GFWM provides to the Funds, the fees that GFWM charges to the Funds for these services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objectives of the Funds and that were identified as competitors; (c) information regarding GFWM’s business and operations, financial position, investment team, and compliance program; (d) information describing each Fund’s operating expenses compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objectives of that Fund; (e) information describing each Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective of the Fund; and (f) information regarding GFWM’s profitability in managing each Fund.

The Trustees also considered presentations made by and discussions held with representatives of GFWM throughout the course of the year at regularly scheduled Board meetings, including: (a) reports on the Funds’ investment performance; (b) reports on GFWM’s deliberations and consultations regarding the evaluation of sub-advisors; (c) information relating to the monitoring of the sub-advisors’ portfolio securities trading and brokerage practices; (d) information relating to the distribution, sales, and redemptions of Fund shares and related shareholder services; (e) information relating to the monitoring of the other service providers; (f) compliance reports; and (g) other information relating to the nature, extent and quality of services provided by GFWM to the Funds.

The Trustees received assistance and advice regarding legal and industry standards from both independent counsel to the independent Trustees and from counsel to the Trust, which included detailed memoranda that described the Trustees’ legal duties and obligations in considering whether to approve the Agreements. The independent Trustees discussed the Agreements in communications prior to their meeting and during the course of their meeting in several private sessions with independent counsel, at which no representatives of GFWM were present.

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the Advisory Agreement. These factors and conclusions are described below.

Nature, Extent and Quality of Services Provided

With respect to the nature, extent, and quality of services provided by GFWM, the Board considered the fact that, as an investment advisor operating within a manager-of-managers structure, GFWM maintains a primary focus on the selection, evaluation, and oversight of the Funds’ various sub-advisors and considered the Advisory Agreement in this context.

The Trustees considered GFWM’s process for managing the Funds’ sub-advisors, including: (a) GFWM’s ability to select, monitor, and evaluate the sub-advisors of the various Funds; (b) GFWM’s ability and willingness to identify instances when there may be a need to replace a sub-advisor and accomplish any such changes; and (c) GFWM’s use of one or more third-party investment consultants as needed from time to time. The Trustees also considered (a) the experience, capability, and integrity of GFWM’s management and other personnel; (b) the financial position of GFWM; (c) the quality of GFWM’s regulatory and legal compliance policies, procedures, and systems; (d) the nature, extent, and quality of administrative and shareholder services provided by GFWM to the Funds; and (e) GFWM’s supervision of the Funds’ third-party service providers.

GuideMarkSM Funds & GuidePathSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2012

The Board evaluated GFWM’s capabilities in providing the administrative and compliance services needed to support the management of the Funds. In this regard, the Board considered the information provided to them throughout the course of the year, as well as information gathered at visits the Trustees have paid to GFWM’s offices and at regular meetings with the Trust’s Chief Compliance Officer at which she provides the Trustees with details regarding GFWM’s compliance functions. The Board also considered the roles of GFWM’s senior management and the extent of their involvement with the Funds as well as GFWM’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained.

In connection with its approval of the Advisory Agreement on behalf of the Funds, the Board considered the services to be provided to such Funds. The Trustees discussed their experience in dealing with GFWM in its role as investment advisor to the Funds in the time since their inception. The Trustees considered the breadth and quality of services that GFWM provides to the Funds, particularly with respect to monitoring sub-advisors. The Trustees also considered that the Funds are an integral part of GFWM’s program of asset allocation and shareholder services. Additionally, the Trustees considered GFWM’s ability to provide administrative and compliance-related services in connection with GFWM’s oversight of the sub-advisors’ compliance with the Funds’ respective investment objectives, policies, and restrictions; review of trading and brokerage matters; and other oversight activities.

Based on the factors described above, among others, as well as the information provided to the Board in advance of their meeting and throughout the past year, the Trustees concluded that the nature, extent, and quality of the services to be provided by GFWM to each Fund will benefit the Fund and its shareholders.

Investment Performance of the Funds

The Board considered the overall investment performance of the Funds and evaluated the Funds’ performance in the context of the manager-of-managers structure and the special considerations that such a structure requires. The Board also considered that GFWM continued to be proactive in seeking to replace and/or add sub-advisors, to reallocate assets among sub-advisors, and to implement new investment strategies with a view toward improving Fund performance over the long-term.

The Trustees considered whether the Funds operated within their investment objectives and styles and considered each Fund’s record of compliance with its respective investment restrictions. The Trustees also considered each Fund’s investment performance relative to its respective benchmark index. The Trustees concluded that GFWM’s performance record in managing each of the Funds indicates that its continued management will benefit each Fund and its shareholders.

Advisory Fees and Total Expenses

The Board considered a detailed analysis of the Funds’ fees and expenses. The Trustees compared the advisory fees and total expenses of each Fund (as a percentage of average net assets) with the fees and expenses of a group of funds selected by a third-party information provider. These materials included comparisons of each Fund’s expenses to industry averages; expense ratios of sub-advised fund families; income statement data for other investment managers; and fee schedules for the Funds’ sub-advisors.

The Trustees considered GFWM’s continuing commitment to limit each Fund’s total expenses. The Trustees considered the expense limitation arrangement under which GFWM had agreed to limit the Funds’ expenses since their inception, as well as GFWM’s other efforts to reduce overall Fund expenses. The Trustees also considered GFWM’s agreement, when Trust assets are above certain levels, to waive a portion of its advisory fee received from the Funds so as to pass on to shareholders a portion of the economies of scale that may result from breakpoints in certain of the sub-advisory fee schedules. After comparing each Fund’s proposed fees with those of other comparable funds, and in light of the nature, extent, and quality of services provided to the Funds by GFWM, as well as the costs incurred by GFWM in rendering those services, the Trustees concluded that the level of fees paid to GFWM with respect to each Fund was fair and reasonable and that this factor supported the Board’s determination to approve the Advisory Agreement on behalf of each Fund.

GuideMarkSM Funds & GuidePathSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2012

The Trustees considered each of these factors in light of the benefits to the Funds of being offered through financial professionals using GFWM’s various investment programs. The Trustees concluded that the level of the fees charged by GFWM to each Fund was reasonable in relation to the services provided by GFWM.

Advisor Costs, Level of Profits, and Economies of Scale

The Board also reviewed the financial information relating to GFWM and detailing GFWM’s profitability with respect to its management of the Funds. The Board considered the allocation methods used by GFWM to allocate expenses to the Funds under its profitability analysis and the individual profitability to GFWM of each of the Funds under this methodology.

The Trustees considered GFWM’s agreement to waive advisory fees received from the Funds to the extent necessary to reflect: (1) potential economies of scale and (2) reductions in fees that may occur as a result of certain contractual breakpoints in the schedules of fees paid by GFWM to Sub-Advisors of the Funds under the Sub-Advisory Agreements. The Trustees considered the effect that the fee waiver arrangement could have on GFWM’s profitability. The Trustees also considered other benefits received by GFWM as a result of its relationship with the Funds, including the benefits of offering an integrated set of investment options as an integral part of GFWM’s asset allocation investment programs and the related marketing rebates received by GFWM.

The Trustees concluded that GFWM’s cost structure was reasonable and that GFWM is sharing – and would continue to share – potential economies of scale with each Fund and its shareholders to their benefit.

Conclusion

The Trustees indicated that, while the consideration of the continuance of the Advisory Agreement is an annual exercise, the Board engages in a detailed analysis of each of these factors throughout the course of the year. Based upon all of the foregoing factors and such other matters as were deemed relevant, the Trustees concluded that each factor supported the Board’s decision to approve the Advisory Agreement on behalf of the Funds. No single factor was determinative to the decisions of the Trustees.

The Sub-Advisory Agreements

Materials Reviewed and the Review Process

Assisted by independent legal counsel, the Trustees specifically requested and were furnished with materials for purposes of their review. The materials provided to the Board related to, among other things: (a) the terms and conditions of the Sub-Advisory Agreements; (b) the nature, quality, and scope of the services to be provided by the Sub-Advisors, as well as the schedule of fees charged for such services; (c) each Sub-Advisor’s investment performance compared to an industry peer group as well as other sub-advisor client accounts; (d) comparative sub-advisory fee information; (e) information regarding each Sub-Advisor’s personnel, operations, financial position, and business operations; (f) information regarding each Sub-Advisor’s brokerage and compliance practices; and (g) information regarding each Sub-Advisor’s interactions with the Advisor regarding management of the Sub-Advised Funds.

Additionally, during the course of the year, the Trustees received information relating to, among other things: (a) the quantitative performance of each Sub-Advisor; (b) GFWM’s evaluation, in accordance with its role as a “manager-of-managers,” of the nature, extent, and quality of the services provided by each Sub-Advisor; (c) GFWM’s profitability in managing each Fund and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders; and (d) benefits to each Sub-Advisor, such as receipt of research from brokers, that might result from the Sub-Advisor’s relationship with a Sub-Advised Fund. The Trustees considered and evaluated this information for purposes of determining whether to approve the Sub-Advisory Agreements.

GuideMarkSM Funds & GuidePathSM Funds
ADDITIONAL INFORMATION (Continued)
March 31, 2012

The Trustees received assistance and advice regarding legal and industry standards from both independent counsel and from counsel to the Trust, which included detailed memoranda that described the Trustees’ legal duties and obligations in considering the renewal of the Sub-Advisory Agreements. The Trustees discussed the approval of the Sub-Advisory Agreements in communications prior to their meeting and, during the course of their meeting, in private sessions with independent counsel at which no representatives of GFWM or the Sub-Advisors were present.

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the Sub-Advisory Agreements. In so doing, the Trustees considered the Advisor’s active role as a “manager-of-managers,” which includes, among other functions, monitoring and evaluating the performance of the Sub-Advisors, recommending that any sub-advisor not performing as expected be replaced, and negotiating advantageous fee arrangements that could permit the Funds to realize economies of scale without compromising the quality of services. These factors and the Board’s conclusions are set forth below.

Nature, Extent and Quality of Services Provided

The Trustees considered each Sub-Advisor’s investment management process, including (a) the experience, capability, and integrity of the Sub-Advisor’s management, investment professionals, and other personnel; (b) the financial position of the Sub-Advisor; (c) the quality and commitment of the Sub-Advisor’s regulatory and legal compliance policies, procedures, and systems; and (d) the Sub-Advisor’s brokerage and trading practices. The Trustees concluded that the nature, extent, and quality of the services provided by each Sub-Advisor has benefited – and will continue to benefit – each Sub-Advised Fund and its shareholders and that these factors supported the Board’s determination to approve each Sub-Advisory Agreement.

Investment Performance of the Funds

The Trustees considered whether each Sub-Advisor operated within its respective Sub-Advised Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees also considered each Sub-Advisor’s investment performance relative to benchmark indices. The Trustees concluded that each Sub-Advisor’s performance record in managing its relevant Sub-Advised Fund indicates that its continued management will benefit the Sub-Advised Funds and their shareholders.

Sub-Advisory Fees and Economies of Scale

The Trustees considered each Sub-Advisor’s fee schedule for providing services to its relevant Sub-Advised Fund. The Trustees also considered individual reports prepared with regard to each Sub-Advisor containing comparative information regarding fees. The Trustees considered that breakpoints in certain of the Sub-Advisory Agreements’ fee schedules represented potential economies of scale that could be shared with the Sub-Advised Funds’ shareholders.

Conclusion

Based on their evaluation of the relevant factors, the Board – including the independent Trustees – concluded that each of the factors discussed above favored renewal of each Sub-Advisory Agreement. The Board also concluded that the fees to be paid to each Sub-Advisor are reasonable and that renewal of the Sub-Advisory Agreements is in the best interests of the Sub-Advised Funds and their shareholders.

GuideMarkSM Funds
GuidePathSM Funds

GUIDEMARKSM FUNDS & GUIDEPATHSM FUNDS

GuideMarkSM Large Cap Growth Fund
GuideMarkSM Large Cap Value Fund
GuideMarkSM Small/Mid Cap Core Fund
GuideMarkSM World ex-US Fund
GuideMarkSM Opportunistic Equity Fund
GuideMarkSM Global Real Return Fund
GuideMarkSM Core Fixed Income Fund
GuideMarkSM Tax-Exempt Fixed Income Fund
GuideMarkSM Opportunistic Fixed Income Fund
GuidePathSM Strategic Asset Allocation Fund
GuidePathSM Tactical ConstrainedSM Asset Allocation Fund
GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund
GuidePathSM Absolute Return Asset Allocation Fund
Investment Advisor
Genworth Financial Wealth Management, Inc.
2300 Contra Costa Blvd., Suite 600
Pleasant Hill, CA 94523
Legal Counsel
Stradley Ronon Stevens & Young, LLP

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

2600 One Commerce Square
Philadelphia, PA 19103
Independent Registered Public Accounting Firm
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202
Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212
Distributor	Annual Report
Capital Brokerage Corporation
(dba Genworth Financial Brokerage Corporation in Indiana)	March 31, 2012
6620 West Broad Street Building 2
Richmond, VA 23230
Member FINRA

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Fibiger is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal year ended March 31, 2012, the registrant’s principal accountant billed the registrant $0 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees

None.

c) Tax Fees

For the fiscal year ended March 31, 2012, the registrant’s principal accountant billed the registrant $8,000 for professional services rendered for tax compliance, tax advice and tax planning.

(d) All Other Fees

None.

(e)(1)

The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment

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adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)

There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended March 31, 2012 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2012 were $0.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

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None.

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GPS Funds II

By (Signature and Title)	/s/ Carrie E. Hansen

Carrie E. Hansen, Principal Executive Officer/President

Date	5/18/2012

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Carrie E. Hansen

Carrie E. Hansen, Principal Executive Officer/President

Date	5/18/2012

By (Signature and Title)	/s/ Starr E. Frohlich

Starr E. Frohlich, Principal Financial Officer/Treasurer

Date	5/18/2012

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